Exhibit 10.29

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

To:                              Deutsche Bank AG New York Branch, as Administrative Agent
60 Wall Street
New York, NY  10005
Attention:  Marguerite Sutton

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of October 31, 2006 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Michaels Stores, Inc., (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”), JPMorgan Chase Bank, N.A., as Syndication Agent and Bank of America, N.A. and Credit Suisse, as Co-Documentation Agents.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby requests (select one):

• A Borrowing of new Loans

• A conversion of Loans from one Type to the other

• A continuation of Eurocurrency Rate Loans

to be made on the terms set forth below:

(A)                               Date of Borrowing,
conversion or continuation
(which is a Business Day)

(B)                               Principal amount(1)

(C)                               Type of Loan(2)

(D)                               Interest Period(3)

The above request has been made to the Administrative Agent by telephone at [                    ].(4)

(1)   Eurocurrency Rate Loans shall be in a principle amount of $2,500,000 or a whole multiple of $500,000 in excess thereof.  Base Rate Loans shall be in a principle amount of $500,000 or a whole multiple of $100,000 in excess thereof.

(2)   Specify Eurocurrency Rate or Base Rate.

(3)   Applicable for Eurocurrency Rate/Loans only.

[The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, on the date of this Committed Loan Notice and on the date of the related Borrowing, the conditions to lending specified in paragraphs (i) and (j) of Section 4.01 of the Credit Agreement have been satisfied.](5)

MICHAELS STORES, INC.

By:
	Name:	Lisa K. Klinger
	Title:	Vice President — Treasurer
and Investor Relations

(4)   By 12:30 p.m. (New York, New York time) (i) three (3) Business Days prior to the requested date of any Borrowing or Continuation of Eurocurrency Rate Loans or any conversion of Base Rate Loans to Eurocurrency Rate Loans, and (ii) one (1) Business Day before the requested date of any Borrowing of Base Rate Loans or conversion of any Eurocurrency Rate Loans to Base Rate Loans.

(5)   Insert bracketed language if the Borrower is requesting a Borrowing of new Loans.

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EXHIBIT C

LENDER:  [•]

PRINCIPAL AMOUNT:  $[•]

FORM OF TERM NOTE

New York, New York
[Date]

FOR VALUE RECEIVED, the undersigned, MICHAELS STORES, INC. a Delaware corporation (“Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of October 31, 2006 (as the same may be amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent and Bank of America N.A. and Credit Suisse, as Co-Documentation Agents, (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to Loans made by the Lender to the Borrower pursuant to the Credit Agreement and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever.  The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

MICHAELS STORES, INC.

By:
	Name:	Lisa K. Klinger
	Title:	Vice President — Treasurer
and Investor Relations

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LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

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EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE(1)

Reference is made to the Credit Agreement dated as of October 31, 2006 (as amended, supplemented, waived, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Michaels Stores, Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”), JPMorgan Chase Bank, N.A., as Syndication Agent and Bank of America, N.A. and Credit Suisse, as Co-Documentation Agents, (capitalized terms used herein have the meanings attributed thereto in the Credit Agreement unless otherwise defined herein).  Pursuant to Sections 6.01(a), 6.01(b) and 6.02(b) of the Credit Agreement, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, certifies as follows:

1.                                      [Attached hereto as Exhibit [    ] is the consolidated balance sheet of the Borrower and its Subsidiaries as of [          ], 20[  ] and related consolidated statements of income or operations, stockholders’ equity and cash flows for the fiscal year then ended, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of [                ], prepared in accordance with generally accepted auditing standards in the United States and not subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.](2)

2.                                      [Attached hereto as Exhibit [    ] is the consolidated balance sheet of the Borrower and its Subsidiaries as of [    ] and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail.  These present fairly in all material respects the financial position, results of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.](3)

3.                                      To my knowledge, except as otherwise disclosed to the Administrative Agent in writing pursuant to the Credit Agreement, at no time during the

(1)  To be delivered within five (5) days after the delivery of the annual financial statements of the Borrower and its Subsidiaries in accordance with Section 6.01(a) of the Credit Agreement or the quarterly financial statements of the Borrower and its Subsidiaries in accordance with Section 6.01(b) of the Credit Agreement.

(2)  Within ninety (90) days after the end of each fiscal year of the Borrower beginning with the 2007 fiscal year.

(3)  Within forty-five (45) days after the end of each of the fist three (3) fiscal quarters of each fiscal year of the Borrower.

period between [    ] and [    ] (the “Certificate Period”) did a Default or an Event of Default exist.  [If unable to provide the foregoing certification, fully describe the reasons therefor and circumstances thereof and any action taken or proposed to be taken with respect thereto on Annex A attached hereto.]

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IN WITNESS WHEREOF, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, has executed this certificate for and on behalf of the Borrower and has caused this certificate to be delivered this          day of                           .

Michaels Stores, Inc.

By:
	Name:	Lisa K. Klinger
	Title:	Senior Vice President — Finance and Treasurer

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[Exhibit     ]

[Consolidated Balance Sheet of the Borrower and its Subsidiaries as of [            ], 20[    ]]

[Consolidated Balance Sheet of the Borrower and its Subsidiaries as of [    ]]

EXHIBIT E

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below).  Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement, dated as of October 31, 2006 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Michaels Stores, Inc., the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”), JPMorgan Chase Bank, as Syndication Agent and Bank of America N.A. and Credit Suisse, as Co-Documentation Agents, as Documentation Agent, receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.                                      Assignor (the “Assignor”):

2.                                      Assignee (the “Assignee”):

Assignee is an Affiliate of:  [Name of Lender]

Assignee is an Approved Fund of:  [Name of Lender]

3.                                      Borrower:

4.                                      Administrative Agent:

5.                                      Assigned Interest:

	Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans(1)
Loans	$	$		%

Effective Date:

(1)   Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

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The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor,

By:
Name:
Title:

[NAME OF ASSIGNEE], as Assignee,

By:
Name:
Title:

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[Consented to and](2) Accepted:

DEUTSCHE BANK AG NEW YORK BRANCH
as Administrative Agent

By:
Name:
Title:

Consented to:

MICHAELS STORES, INC.

By:
Name:
Title:](3)

(2)   No consent of the Administrative Agent shall be required for (i) an assignment to an Agent or an Affiliate of an Agent or (ii) an assignment of a Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

(3)   No consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a), (f) or (g) of the Credit Agreement has occurred and is continuing, any Assignee.

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ANNEX 1

To Exhibit E

CREDIT AGREEMENT(1)

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.  Representations and Warranties.

1.1  Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, (iii) the financial condition of the Borrower or any of its Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement or (iv) the performance or observance by the Borrower or any of its Subsidiaries or Affiliates or any other Person of any of their obligations under the Credit Agreement.

1.2  Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, and (v) if it is a Foreign Lender, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 10.15 of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Assignor, any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2.  Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest,

(1)   Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement dated of October 31, 2006 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among Michaels Stores, Inc. the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”), and JPMorgan Chase Bank, N.A., as Syndication Agent.

fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.  General Provisions.  This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

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EXHIBIT F-1

[CONFORMED AS EXECUTED]

GUARANTEE AGREEMENT

dated as of

October 31, 2006

among

MICHAELS STORES, INC.

CERTAIN OTHER SUBSIDIARIES OF MICHAELS STORES, INC.,

IDENTIFIED HEREIN

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as Administrative Agent

SCHEDULES

Schedule I	Subsidiary Parties

EXHIBITS

Exhibit I	Form of Guarantee Agreement Supplement

GUARANTEE AGREEMENT, dated as of October 31, 2006, among MICHAELS STORES, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower identified herein and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent.

Reference is made to the Credit Agreement, dated as of October 31, 2006 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Deutsche Bank AG New York Branch, as Administrative Agent, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Syndication Agent, and Bank of America N.A. and Credit Suisse, as Co-Documentation Agents.

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, and the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements on the terms and conditions set forth therein.  The obligations of the Lenders to extend such credit, and the obligation of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements, are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by each Guarantor.  The Borrower and the Subsidiary Parties are affiliates of one another, are an integral part of a consolidated enterprise and it will derive substantial direct and indirect benefits from (i) the extensions of credit to the Borrower pursuant to the Credit Agreement and (ii) the entering into and/or maintaining by the Hedge Banks of Secured Hedge Agreements with the Borrower and/or one or more of its Restricted Subsidiaries, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements.

Accordingly, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Secured Parties and hereby covenants and agrees with each other Guarantor and the Administrative Agent for the benefit of the Secured Parties as follows:

ARTICLE I

Definitions

Section 1.01.                  Credit Agreement.  (a)  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b)  The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 1.02.                  Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Adjusted Net Worth” means, in respect of each Subsidiary Party on any date, the greater of (x) the amount by which the fair saleable value of such Subsidiary Party’s assets on such date exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Agreement or any guaranteed obligations arising under any guaranty of the New notes or any Refinancing Indebtedness in respect thereof) on such date, and (y) zero.

“Agreement” means this Guarantee Agreement.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guarantee Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Guaranteed Obligations” mean the “Obligations” as defined in the Credit Agreement.

“Guaranteed Party” means the Borrower, each Subsidiary Guarantor and each Restricted Subsidiary of the Borrower party to any Secured Hedge Agreement.

“Guarantor” means each of the Borrower and each Subsidiary Party.

“Secured Credit Document” shall mean each Loan Document and each Secured Hedge Agreement.

“Secured Parties” has the meaning provided in the Security Agreement.

“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.

ARTICLE II

Guarantee

Section 2.01.                          Guarantee.  Each Guarantor irrevocably, absolutely and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations, in each case, whether such Guaranteed Obligations are now existing or hereafter incurred under, arising out of or in connection with any Secured Credit Document, and whether at maturity, by acceleration or otherwise.  Each of the Guarantors further agrees that the Guaranteed Obligations may be extended, increased or renewed, in whole or in part, without notice to, or further assent from, such Guarantor and that such Guarantor will remain bound upon its guarantee notwithstanding any extension, increase or renewal of any Guaranteed Obligation.  Each of the Guarantors waives presentment to, demand of payment from, and protest to, the applicable Guaranteed Party or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Section 2.02.                          Guarantee of Payment.  Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other

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Secured Party to any security held for the payment of the Guaranteed Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of any Guaranteed Party or any other Person. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party and whether or not any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party be joined in any such action or actions. Any payment required to be made by a Guarantor hereunder may be required by the Administrative Agent or any other Secured Party on any number of occasions.

Section 2.03.                          No Limitations.  (a)  Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.13, to the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations, or otherwise.  Without limiting the generality of the foregoing, to the fullest extent permitted by applicable law and except for termination of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.13, but without prejudice to Section 2.04, the obligations of each Guarantor hereunder shall not be discharged  impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Secured Credit Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Secured Credit Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Guaranteed Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Collateral Agent or any other Secured Party, (vi) the lack of legal existence of the Borrower or any Guarantor or legal obligation to discharge any of the Guaranteed Obligations by Borrower or any Guarantor for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party, or (vii) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations).  Each Guarantor expressly authorizes the applicable Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations all without affecting the obligations of any Guarantor hereunder.

(b)  To the fullest extent permitted by applicable law and except for termination of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.13, but without prejudice to Section 2.04, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Guaranteed Party or the unenforceability of the Guaranteed

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Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guaranteed Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations.  The Administrative Agent and the other Secured Parties may in accordance with the terms of the Collateral Documents, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations make any other accommodation with the Borrower or any other Guaranteed Party or exercise any other right or remedy available to them against Guaranteed Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash.  To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guaranteed Party, as the case may be, or any security.

Section 2.04.                          Reinstatement.  Notwithstanding anything to contrary contained in this Agreement, each of the Guarantors agrees that (i) its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower or any other Guaranteed Party or otherwise and (ii) the provisions of this Section 2.04 shall survive the termination of this Agreement.

Section 2.05.                          Agreement To Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Guaranteed Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed Obligation.  Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Guaranteed Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

Section 2.06.                          Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guaranteed Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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ARTICLE III

Indemnity, Subrogation and Subordination

Section 3.01.                          Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03), each Guaranteed Party agrees that in the event a payment shall be made by any Guarantor under this Agreement on account of any Guaranteed Obligation (other than a payment to which Section 3.02 applies), such Guaranteed Party shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

Section 3.02.                          Contribution and Subrogation.  (a)  Each Subsidiary Party (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Subsidiary Party (the “Claiming Party”) hereunder in respect of any Obligation and the Claiming Party shall not have been fully indemnified by the relevant Guaranteed Party as provided in Section 3.01 (a “Relevant Payment”), the Claiming Party shall have a right to contribution against each Contributing Party in an amount equal to the amount of such Relevant Payment, multiplied by a fraction of which (x) the numerator shall be the Adjusted Net Worth of the relevant Contributing Party and (y) the denominator shall be the aggregate Adjusted Net Worth of all the Subsidiary Parties, in each case calculated on the date that the Relevant Payment is made.

(c)  All contribution obligations or rights of each Subsidiary Party shall (i) arise at the time of a Relevant Payment by any Subsidiary Party and (ii) be revised and restated as of the date of a Relevant Payment by any Subsidiary Party, taking into account all prior Relevant Payments by all Subsidiary Parties for which a right to contribution (or any part thereof) exists.

(d)  Notwithstanding anything to the contrary in this Section 3.02, any Subsidiary Party that is released from this Agreement pursuant to Section 4.13 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 3.02, and at the time of any such release, the contribution rights and obligations of the remaining Subsidiary Parties shall be recalculated on the respective date of release based on any prior Relevant Payments made by any of the remaining Subsidiary Parties for which a right to contribution (or any part thereof) exists.

(e)  Each of the Subsidiary Parties recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution.  In this connection, each Subsidiary Party has the right to waive its contribution right against any other Subsidiary Party to the extent that after giving effect to such waiver such Subsidiary Party would remain solvent, in the determination of the Required Lenders.

(f)  Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

Section 3.03.                          Subordination.  Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations; provided, that if any amount shall be paid to such Guarantor on account of such subrogation rights at any time prior to the irrevocable payment in full in cash of all the Guaranteed Obligations, such

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amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with Section 5.02 of the Security Agreement or Section 8.04 of the Credit Agreement, as applicable.  No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

ARTICLE IV

Miscellaneous

Section 4.01.                          Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement.  All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

Section 4.02.                          Waivers; Amendment.  (a)  No failure or delay by the Administrative Agent, or any Lender in exercising any right, remedy,  power or privilege hereunder or under any other Secured Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right, remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Secured Parties hereunder and under the other Secured Credit Documents are cumulative and are not exclusive of any rights, remedies, powers or privileges that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender or may have had notice or knowledge of such Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement. This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

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Section 4.03.                          Administrative Agent’s Fees and Expenses; Indemnification.  (a)  The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b)  Without limitation of its indemnification obligations under the other Secured Credit Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including all Attorney Costs of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with the Indemnified Liabilities; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or of any Affiliate, director, officer, employee, counsel, agent, trustee, investment advisor or attorney-in-fact of such Indemnitee.

(c)  Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations secured by the Collateral Documents.  The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Secured Credit Document, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Secured Credit Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party.  All amounts due under this Section 4.03 shall be payable within 10 Business Days of written demand therefor.

Section 4.04.                          Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Section 4.05.                          Survival of Agreement.  All covenants, agreements, representations and warranties made by the Guaranteed Parties in the Secured Credit Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Secured Credit Document shall be considered to have been relied upon by the relevant Secured Parties, and shall survive the execution and delivery of the relevant Secured Credit Documents and the making of any Loans, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that the Administrative Agent, any Lender or any other Secured Party may have had notice or knowledge of any Default or any incorrect representation or warranty at the time any credit is extended under any Secured Credit Document, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid and so long as the Commitments have not expired or terminated or until this Agreement is terminated with respect to such Guarantor or such Guarantor is otherwise released from its obligations under this Agreement in accordance with the terms hereof.

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Section 4.06.                          Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.  This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, restated, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

Section 4.07.                          Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 4.08.                          Right of Set-Off.  In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Guaranteed Party, any such notice being waived by the Borrower or any other Guaranteed Party to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of the respective Loan Parties against any and all obligations owing to such Lender and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Lender or Affiliate shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness.  Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Lender under this Section 4.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.  Each Secured Party (by its acceptance of the benefits hereof) acknowledges and agrees that the provisions of this Section 4.08 are subject to the sharing provisions set forth in Section 2.13 of the Credit Agreement.

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Section 4.09.                          GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)  ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR THE TRANSACTIONS RELATED THERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GUARANTORS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE GUARANTORS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION, OR OTHER JURISDICTION SELECTED BY THE ADMINISTRATIVE AGENT IN RESPECT OF THIS AGREEMENT.

Section 4.10.                          WAIVER OF RIGHT TO TRIAL BY JURY.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 4.11.                          Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 4.12.                          Obligations Absolute.  All rights of the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any Secured Hedge Agreement, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any other Secured Hedge Agreement or any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any portion of the Guaranteed Obligations or

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(d) except for termination of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.13, but without prejudice to Section 2.04, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Guaranteed Obligations or this Agreement.

Section 4.13.                          Termination or Release.  (a)  This Agreement and the Guarantees made herein shall terminate with respect to all Guaranteed Obligations when all the outstanding Guaranteed Obligations (other than Guaranteed Obligations in respect of Secured Hedging Agreements not yet due and payable and contingent indemnification obligations not yet accrued and payable) have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, provided, however, that in connection with the termination of this Guaranty, the Administrative Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Secured Parties against (x) loss on account of credits previously applied to the Guaranteed Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to the Secured Hedge Agreements to the extent not provided for thereunder.

(b)  A Subsidiary Party shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of the Borrower; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c)  In connection with any termination or release pursuant to paragraph (a) or (b), the Administrative Agent shall promptly (after reasonable advance notice) execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Administrative Agent.

(d)  At any time that the Borrower desires that the Administrative Agent take any of the actions described in immediately preceding clause (c), it shall, upon request of the Administrative Agent, deliver to the Administrative Agent an officer’s certificate certifying that the release of the respective Subsidiary Party is permitted pursuant to paragraph (a) or (b).  The Administrative Agent shall have no liability whatsoever to any Secured Party as the result of any release of any Subsidiary Party by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 4.13.

Section 4.14.                          Additional Restricted Subsidiaries.  Pursuant to (and to the extent required by) Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of the Loan Parties that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Subsidiary Parties upon becoming a Restricted Subsidiary.  Upon execution and delivery by the Administrative Agent and a Restricted Subsidiary of a Guarantee Agreement Supplement, such Restricted Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein.  The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder.  The rights and obligations of each Loan Party

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hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

Section 4.15.                          Recourse.  This Agreement is made with full recourse to each Guarantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Guarantor contained herein, in the Loan Documents and the other Secured Credit Documents and otherwise in writing in connection herewith or therewith, with respect to the Obligations of each applicable Secured Party.

Section 4.16.                          Limitation on Guaranteed Obligations.  Each Guarantor that is a Subsidiary Party and each Secured Party (by its acceptance of the benefits of this Agreement) hereby confirms that it is its intention that this Agreement not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Laws (including the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar Federal or state law).  To effectuate the foregoing intention, each Guarantor that is a Subsidiary Party and each Secured Party (by its acceptance of the benefits of this Agreement) hereby irrevocably agrees that the Guaranteed Obligations owing by such Guarantor under this Agreement shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such Debtor Relief Laws (it being understood that it is the intention of the parties to this Agreement and the parties to any guaranty of the New Notes (or Refinancing Indebtedness in respect thereof) that, to the maximum extent permitted under applicable laws, the liabilities in respect of the guarantees of the New Notes (or Refinancing Indebtedness in respect thereof) shall not be included for the foregoing purposes and that, if any reduction is required to the amount guaranteed by any Guarantor hereunder and with respect to the New Notes (or Refinancing Indebtedness in respect thereof) that its guarantee of amounts owing in respect of the New Notes (or Refinancing Indebtedness in respect thereof) shall first be reduced) and after giving effect to any rights to contribution and/or subrogation pursuant to any agreement providing for an equitable contribution and/or subrogation among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

MICHAELS STORES, INC.

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

AARON BROTHERS, INC.

By:	/s/ Lisa K. Klinger
Title: Vice President and Treasurer

MICHAELS FINANCE COMPANY, INC.

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

MICHAELS STORES CARD SERVICES, LLC

By:	/s/ Jeffrey N. Boyer
Title: President

MICHAELS STORES PROCUREMENT COMPANY, INC.

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

ARTISTREE, INC.

By:	/s/ Lisa K. Klinger
Title: Vice President and Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Marguerite Sutton
Title: Director

By:	/s/ Omyra Laucella
Title: Vice President

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SCHEDULE I to the
Guarantee Agreement

SUBSIDIARY PARTIES

Michaels Finance Company, Inc.

Michaels Stores Card Services, LLC

Aaron Brothers, Inc.

Michaels Stores Procurement Company, Inc.

Artistree, Inc.

EXHIBIT I to the
Guarantee Agreement

SUPPLEMENT NO.      dated as of [                ], to the Guarantee Agreement dated as of October 31, 2006, among MICHAELS STORES, INC., a Delaware corporation (the “Borrower”) the Subsidiaries of the Borrower identified therein and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent for the Secured Parties (as defined below).

A.  Reference is made to (i) the Credit Agreement dated as of October 31, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Deutsche Bank AG New York Branch, as Administrative Agent, each Lender from time to time party thereto, and JPMorgan Chase Bank, N.A., as Syndication Agent, and Bank of America N.A. and Credit Suisse, as Co-Documentation Agents and (ii) each Secured Hedge Agreement (as defined in the Credit Agreement).

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement referred to therein.

C.  The Guarantors have entered into the Guarantee Agreement in order to induce (x) the Lenders to make Loans and (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements.  Section 4.14 of the Guarantee Agreement provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Guarantee Agreement as consideration for Loans previously made.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

Section 1.  In accordance with Section 4.14 of the Guarantee Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Party and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all respects as of such earlier date. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Subsidiary.  The Guarantee Agreement is hereby incorporated herein by reference.

Section 2.  The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of any applicable Debtor Relief Laws.

Section 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4.  Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

Section 5.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.  All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guarantee Agreement.

Section 8.  The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including all Attorney Costs of counsel for the Administrative Agent.

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IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

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EXHIBIT F-2

[CONFORMED AS EXECUTED]

GUARANTEE AGREEMENT

dated as of

October 31, 2006

between

MICHAELS OF CANADA, ULC

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as Administrative Agent

GUARANTEE AGREEMENT, dated as of October 31, 2006, between MICHAELS OF CANADA, ULC, a Nova Scotia unlimited liability company (the “Guarantor”), and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent.

Reference is made to the Credit Agreement, dated as of October 31, 2006 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among MICHAELS STORES, INC., a Delaware Corporation (the “Borrower”), Deutsche Bank AG New York Branch, as Administrative Agent, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Syndication Agent, and Bank of America N.A. and Credit Suisse, as Co-Documentation Agents.

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, and the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements on the terms and conditions set forth therein.  The obligations of the Lenders to extend such credit, and the obligation of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements, are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by the Guarantor.  The Borrower and the Guarantor are affiliates of one another, are an integral part of a consolidated enterprise and it will derive substantial direct and indirect benefits from (i) the extensions of credit to the Borrower pursuant to the Credit Agreement and (ii) the entering into and/or maintaining by the Hedge Banks of Secured Hedge Agreements with the Borrower and/or one or more of its Restricted Subsidiaries, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements.

Accordingly, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Secured Parties and hereby covenants and agrees with the Administrative Agent for the benefit of the Secured Parties as follows:

ARTICLE I

Definitions

Section 1.01.                          Credit Agreement (a)  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b)  The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 1.02.                          Other Defined Terms.

As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Guarantee Agreement.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guaranteed Obligations” mean the “Obligations” as defined in the Credit Agreement.

“Guaranteed Party” means the Borrower, each of the Other Guarantors and each Restricted Subsidiary of the Borrower party to any Secured Hedge Agreement.

“Guarantor” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Other Guarantors” means the Persons (other than the Guarantor) who are “Guarantors” as defined in the Credit Agreement.

“Secured Credit Document” shall mean each Loan Document and each Secured Hedge Agreement.

“Secured Parties” has the meaning provided in the Security Agreement.

ARTICLE II

Guarantee

Section 2.01.                          Guarantee The Guarantor irrevocably, absolutely and unconditionally guarantees, jointly with the Other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations, in each case, whether such Guaranteed Obligations are now existing or hereafter incurred under, arising out of or in connection with any Secured Credit Document, and whether at maturity, by acceleration or otherwise.  The Guarantor further agrees that the Guaranteed Obligations may be extended, increased or renewed, in whole or in part, without notice to, or further assent from, the Guarantor and that the Guarantor will remain bound upon its guarantee notwithstanding any extension, increase or renewal of any Guaranteed Obligation.  The Guarantor waives presentment to, demand of payment from, and protest to, the applicable Guaranteed Party or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Section 2.02.                          Guarantee of Payment The Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Guarantor, any Guaranteed Party or any other Person.  The obligations of the Guarantor hereunder are independent of the obligations of any other guarantor, the Borrower or any other Guaranteed Party, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against any other guarantor, the Borrower or any other Guaranteed Party and whether or not any other guarantor, the Borrower or any other Guaranteed Party be joined in any such action or actions; and the

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Guarantor waives the benefit of any statute of limitations affecting its liability hereunder.  Any payment required to be made by the Guarantor hereunder may be required by the Administrative Agent or any other Secured Party on any number of occasions.

Section 2.03.                          No Limitations(a)   Except for termination or release of the Guarantor’s obligations hereunder as expressly provided in Section 4.13, to the fullest extent permitted by Applicable Law, the obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations, or otherwise.  Without limiting the generality of the foregoing, to the fullest extent permitted by Applicable Law and except for termination or release of the Guarantor’s obligations hereunder in accordance with the terms of Section 4.13 (but without prejudice to Section 2.04), the obligations of the Guarantor hereunder shall not be discharged, impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Secured Credit Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Secured Credit Document or any other agreement, including with respect to any Guaranteed Party; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Guaranteed Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Collateral Agent or any other Secured Party, (vi) the lack of legal existence of the Guarantor or any Guaranteed Party or legal obligation to discharge any of the Guaranteed Obligations by the Guarantor or any Guaranteed Party for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party, or (vii) any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or any Guaranteed Party or otherwise operate as a discharge of the Guarantor or any Guaranteed Party as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations).  The Guarantor expressly authorizes the applicable Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations all without affecting the obligations of the Guarantor hereunder.

(b)  To the fullest extent permitted by Applicable Law and except for termination or release of the Guarantor’s obligations hereunder in accordance with the terms of Section 4.13, but without prejudice to Section 2.04, the Guarantor waives any defense based on or arising out of any defense of the Guarantor or any Guaranteed Party, the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Guarantor or any Guaranteed Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations.  The Administrative Agent and the other Secured Parties may in accordance with the terms of the Collateral Documents, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the

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Guaranteed Obligations make any other accommodation with the Guarantor or any Guaranteed Party or exercise any other right or remedy available to them against the Guarantor or any Guaranteed Party, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash.  To the fullest extent permitted by Applicable Law, the Guarantor waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other Guaranteed Party, as the case may be, or any security.

Section 2.04.                          Reinstatement Notwithstanding anything to contrary contained in this Agreement, the Guarantor agrees that (i) its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the Guarantor or any Guaranteed Party or otherwise and (ii) the provisions of this Section 2.04 shall survive the termination of this Agreement.

Section 2.05.                          Agreement To Pay; Subrogation In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against the Guarantor or any Guaranteed Party by virtue hereof, upon the failure of the Borrower or any other Guaranteed Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed Obligation.  Upon payment by the Guarantor of any sums to the Administrative Agent as provided above, all rights of the Guarantor against the Borrower or any other Guaranteed Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

Section 2.06.                          Information The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guaranteed Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

Section 2.07.                          Taxes

The terms and provisions of Section 3.01 and 10.15 of the Credit Agreement are herein incorporated by reference, and the Guarantor and the Administrative Agent hereby agree to be bound by and observe the terms and provisions therein set forth as if such terms and provisions were set out at length herein.

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ARTICLE III

Subordination

Section 3.01.                          Subordination Upon payment by the Guarantor of any Guaranteed Obligations, all rights of the Guarantor against any Guaranteed Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity, or otherwise shall in all respect be subordinate and junior in right of payment to the prior payment in full in cash of the Guaranteed Obligations (other than contingent indemnity obligations for then unasserted claims) and the termination of all commitments of the Lenders to any Loan Party under any Loan Document.  If any amount shall erroneously be paid to any Guaranteed Party or any other Person on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Guaranteed Party, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the other Loan Documents.

ARTICLE IV

Miscellaneous

Section 4.01.                          Notices All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement.  All communications and notices hereunder to the Guarantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

Section 4.02.                          Waivers; Amendment (a)  No failure or delay by the Administrative Agent, or any Lender in exercising any right, remedy, power or privilege hereunder or under any other Secured Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right, remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Secured Parties hereunder and under the other Secured Credit Documents are cumulative and are not exclusive of any rights, remedies, powers or privileges that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender or may have had notice or knowledge of such Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver,

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amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to the Guarantor and may be amended, modified, supplemented, waived or released with respect to the Guarantor without the approval of any Guaranteed Party.

Section 4.03.                          Administrative Agent’s Fees and Expenses; Indemnification (a)  The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b)  Without limitation of its indemnification obligations under the other Secured Credit Documents, the Guarantor jointly with each Guaranteed Party and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including all Attorney Costs of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with the Indemnified Liabilities; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or of any Affiliate, director, officer, employee, counsel, agent, trustee, investment advisor or attorney-in-fact of such Indemnitee.

(c)  Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations secured by the Collateral Documents.  The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Secured Credit Document, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Secured Credit Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party.  All amounts due under this Section 4.03 shall be payable within 10 Business Days of written demand therefor.

Section 4.04.                          Successors and Assigns Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Section 4.05.                          Survival of Agreement All covenants, agreements, representations and warranties made by the Guarantor and each Guaranteed Party in the Secured Credit Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Secured Credit Document shall be considered to have been relied upon by the relevant Secured Parties, and shall survive the execution and delivery of the relevant Secured Credit Documents and the making of any Loans, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that the Administrative Agent, any Lender or any other Secured Party may have had notice or knowledge of any Default or any incorrect representation or warranty at the time any credit is extended

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under any Secured Credit Document, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid and so long as the Commitments have not expired or terminated or until this Agreement is terminated with respect to the Guarantor or the Guarantor is otherwise released from its obligations under this Agreement in accordance with the terms hereof.

Section 4.06.                          Counterparts; Effectiveness; Several Agreement This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.  This Agreement shall become effective as to the Guarantor when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Guarantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that the Guarantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.  This Agreement may be amended, restated, modified, supplemented, waived or released with respect to the Guarantor without the approval of any Guaranteed Party.

Section 4.07.                          Severability Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 4.08.                          Right of Set-Off In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to the Guarantor or any Guaranteed Party, any such notice being waived by the Guarantor to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of the respective Loan Parties against any and all obligations owing to such Lender and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Lender or Affiliate shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness.  Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Lender under this Section 4.08 are in addition to other rights and remedies

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(including other rights of setoff) that such Lender may have.  Each Secured Party (by its acceptance of the benefits hereof) acknowledges and agrees that the provisions of this Section 4.08 are subject to the sharing provisions set forth in Section 2.13 of the Credit Agreement.

Section 4.09.                          GOVERNING LAW.                                 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO.

(b)  ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE PROVINCE OF ONTARIO, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION, OR OTHER JURISDICTION SELECTED BY THE ADMINISTRATIVE AGENT IN RESPECT OF THIS AGREEMENT.

Section 4.10.                          WAIVER OF RIGHT TO TRIAL BY JURY EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 4.11.                          Headings Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 4.12.                          Obligations Absolute All rights of the Administrative Agent hereunder and all obligations of the Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any Secured Hedge Agreement, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed

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Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any other Secured Hedge Agreement or any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any portion of the Guaranteed Obligations or (d) except for termination or release of the Guarantor’s obligations hereunder in accordance with the terms of Section 4.13, but without prejudice to Section 2.04, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Guarantor in respect of the Guaranteed Obligations or this Agreement.

Section 4.13.                          Termination or Release (a)   This Agreement and the Guarantee made herein shall terminate with respect to all Guaranteed Obligations when all the outstanding Guaranteed Obligations (other than Guaranteed Obligations in respect of Secured Hedging Agreements not yet due and payable and contingent indemnification obligations not yet accrued and payable) have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, provided, however, that in connection with the termination of this Agreement, the Administrative Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Secured Parties against (x) loss on account of credits previously applied to the Guaranteed Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to the Secured Hedge Agreements to the extent not provided for thereunder.

(b)  The Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which the Guarantor ceases to be a Subsidiary of the Borrower under the Credit Agreement; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c)  In connection with any termination or release pursuant to paragraph (a) or (b), the Administrative Agent shall promptly (after reasonable advance notice) execute and deliver to the Guarantor, at Guarantor’s expense, all documents that the Guarantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Administrative Agent.

(d)  At any time that the Borrower desires that the Administrative Agent take any of the actions described in immediately preceding clause (c), it shall, upon request of the Administrative Agent, deliver to the Administrative Agent an officer’s certificate certifying that the release of the Guarantor is permitted pursuant to paragraph (a) or (b).  The Administrative Agent shall have no liability whatsoever to any Secured Party as the result of any release of any Subsidiary Party by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 4.13.

Section 4.14.                          Recourse This Agreement is made with full recourse to the Guarantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Guarantor contained herein, in the Loan Documents and the other Secured Credit Documents and otherwise in writing in connection herewith or therewith, with respect to the Obligations of each applicable Secured Party.

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Section 4.15.                          Judgment Currency

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due under this Agreement in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of the Guarantor  in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of the Credit Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Guarantor in the Agreement Currency, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Guarantor (or to any other Person who may be entitled thereto under Applicable Law).

Section 4.16.                          Acknowledgement

The Guarantor hereby acknowledges that it has received and taken cognizance of an original executed copy of the Credit Agreement and this Agreement and is familiar with all the provisions thereof.

Section 4.17.                          Language

The parties hereto confirm that it is their wish that this Agreement and all documents relating thereto, including notices, be drawn up in the English language.  Les parties aux présentes confirment leur volonté que cette convention de même que tous documents, y compris tous avis, s’y rapportant soient rédigés en langue anglaise.

[signature pages follow]

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IN WITNESS WHEREOF, this Guarantee Agreement is executed as of the date first above written.

MICHAELS OF CANADA, ULC

Name:	/s/ Jeffrey N. Boyer
Title: President

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

Name:	/s/ Marguerite Sutton
Title: Director

Name:	/s/ Omayra Laucella
Title:	Title: Vice President

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EXHIBIT G-1

[CONFORMED AS EXECUTED]

SECURITY AGREEMENT

dated as of

October 31, 2006

among

MICHAELS STORES, INC.,

CERTAIN OTHER SUBSIDIARIES OF MICHAELS STORES, INC.
IDENTIFIED HEREIN

and

DEUTSCHE BANK AG NEW YORK BRANCH,
as Collateral Agent

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SCHEDULES

Schedule I	-	Subsidiary Parties
Schedule II	-	Pledged Equity; Pledged Debt
Schedule III	-	Commercial Tort Claims
Schedule IV	-	Intellectual Property

EXHIBITS

Exhibit I	-	Form of Security Agreement Supplement
Exhibit II	-	Form of Perfection Certificate
Exhibit III	-	Form of Grant of Security Interest in Trademarks
Exhibit IV	-	Form of Grant of Security Interest in Patents
Exhibit V	-	Form of Grant of Security Interest in Copyrights

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SECURITY AGREEMENT, dated as of October 31, 2006, among MICHAELS STORES, INC. (the “Borrower”), a Delaware corporation, the Subsidiaries of the Borrower identified herein and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent for the Secured Parties (as defined below).

Reference is made to (i) the Credit Agreement, dated as of October 31, 2006 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Deutsche Bank AG New York Branch, as Administrative Agent, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Syndication Agent and Bank of America N.A. and Credit Suisse, as Co-Documentation Agents, (ii) the Borrower Guaranty (as defined in the Credit Agreement), (iii) the Subsidiary Guaranty (as defined in the Credit Agreement) and (iv) each Secured Hedge Agreement (as defined in the Credit Agreement).

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, and the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements on the terms and conditions set forth therein.  The obligations of the Lenders to extend such credit, and the obligation of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements, are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by each Grantor.  The Borrower and the Subsidiary Parties are affiliates of one another, will derive substantial benefits from (i) the extensions of credit to the Borrower pursuant to the Credit Agreement and (ii) the entering into and/or maintaining by the Hedge Banks of Secured Hedge Agreements with the Borrower and/or one or more of its Restricted Subsidiaries, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements.  The Intercreditor Agreement governs the relative rights and priorities of the Secured Parties and the ABL Secured Parties in respect of the Term Priority Collateral and the ABL Priority Collateral (and with respect to certain other matters as described therein).  Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01.  Credit Agreement.  (a)Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.  All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b)                                 The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 1.02.  Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“ABL Agent” has the meaning assigned that term in the Intercreditor Agreement.

“ABL Documents” has the meaning assigned that term in the Intercreditor Agreement.

“ABL Priority Collateral” has the meaning assigned that term in the Intercreditor Agreement.

“ABL Secured Parties” has the meaning assigned that term in the Intercreditor Agreement.

“Account” means any “account” as such term is defined in the New York UCC, or the PPSA, as applicable.

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Adjusted Net Worth” means, in respect of each Subsidiary Party on any date, the greater of (x) the amount by which the fair saleable value of such Subsidiary Party’s assets on such date exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under the Subsidiary Guaranty or any guaranteed obligations arising under any guaranty of the New Notes or any Permitted Refinancing thereof) on such date, and (y) zero.

“Agreement” means this Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Bankruptcy Event of Default” shall mean any Event of Default under Sections 8.01(f) or (g) of the Credit Agreement provided that, for the purposes of this Agreement only and notwithstanding Section 8.03 of the Credit Agreement, in determining whether such an Event of Default has occurred, any reference in any such clause to any Restricted Subsidiary or Loan Party shall be deemed not to include (i) any Loan Party affected by any event or circumstances referred to in any such clause that did not, as of the last day of the most recent completed fiscal quarter of the Borrower, have assets with a value in excess of 5.0% of the consolidated total assets of the Borrower and the Restricted Subsidiaries and did not, as of the four quarter period ending on the last day of such fiscal quarter, have revenues exceeding 5.0% of the total revenues of the Borrower and the Restricted Subsidiaries (it being agreed that all Loan Parties affected by any event or circumstance referred to in any such clause shall be considered together, as a single consolidated Loan Party, for purposes of determining whether the condition specified above is satisfied) nor (ii) any Restricted Subsidiary that is not a Loan Party affected by any event or circumstances referred to in any such clause.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Collateral Account” means any cash collateral account established pursuant to, or in connection with, any Secured Credit Document (including, the Cash Collateral Account (as defined in the Credit Agreement)), which cash collateral account shall be maintained with, and

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under the sole dominion and control of, the Collateral Agent for the benefit of the relevant Secured Parties.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by or assigned to any Grantor:  (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, whether registered or unregistered and whether published or unpublished, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule IV and all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Discharge of ABL Obligations” has the meaning assigned that term in the Intercreditor Agreement.

“Domain Names” means all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Equipment” shall mean (x) any “equipment” as such term is defined in Article 9 of the New York UCC and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, appliances, furniture, fixtures, tools, and vehicles now or hereafter owned by any Grantor in each case, regardless of whether characterized as equipment under the New York UCC and (y) and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefore, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“General Intangibles” has the meaning provided in Article 9 of the New York UCC and shall in any event include all chooses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, as the case may be, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered

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into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor.

“Grant of Security Interest” means a Grant of Security Interest in certain Intellectual Property in the form of Exhibit III, IV or V attached hereto.

“Grantor” means each of the Borrower and each Subsidiary Party.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know how, show how or other data or information, software,  databases, all other proprietary information, including but not limited to Domain Names, and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property Collateral” means Collateral consisting of Intellectual Property.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule IV.

“Margin Stock” means any “margin stock” (as defined in Regulation U of the FRB).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor:  (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees,

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royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the chief financial officer and the chief legal officer of the Borrower.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all Pledged Equity, Pledged Debt and all other certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Proceeds” has the meaning specified in Section 9-102 of the New York UCC.

“Secured Credit Document” shall mean each Loan Document and each Secured Hedge Agreement.

“Secured Obligations” means the “Obligations” as defined in the Credit Agreement and the Guaranteed Obligations (as defined in the Guaranty); it being acknowledged and agreed that the term “Secured Obligations” as used herein shall include each extension of credit under the Credit Agreement and all obligations of the Borrower and/or its Restricted Subsidiaries under the Secured Hedge Agreements, in each case, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

“Secured Parties” has the meaning provided in the Credit Agreement.

“Security” shall mean all “security” as such term is defined in Article 8 of the New York UCC any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

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“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.

“Term Priority Collateral” shall have the meaning assigned that term in the Intercreditor Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor:  (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted, acquired or assigned to, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule IV and (b) any and all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

ARTICLE II

Pledge of Securities

Section 2.01.  Pledge.  As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (i) all Equity Interests held by it and listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Equity”); provided that pledges of voting Equity Interests of each Foreign Subsidiary (including each Foreign Subsidiary held by a Canadian Subsidiary Guarantor) shall be limited to 65% of the total combined voting power of all Equity Interests of such Foreign Subsidiary at any time; provided further that in the case of Canadian Subsidiary Guarantor that owns Equity Interests in a Foreign Subsidiary, the pledge of voting Equity Interests of such Canadian Subsidiary Guarantor shall be limited to 65% of the total combined voting power of all Equity Interests of such Canadian Subsidiary Guarantor (or, if such Canadian Subsidiary Guarantor is an

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unlimited liability company, such  lesser percentage as is acceptable to the Collateral Agent); and provided that the Pledged Equity shall not include (A) Equity Interests of Unrestricted Subsidiaries (until such time as any Unrestricted Subsidiary becomes a Restricted Subsidiary in accordance with the Credit Agreement, at which time, and without further action, this clause (A) shall no longer apply to the Equity Interests of such Subsidiary), (B) Equity Interests of any Subsidiary of a Foreign Subsidiary, (C) Equity Interests of any Subsidiary acquired pursuant to a Permitted Acquisition financed with Indebtedness incurred pursuant to Section 7.03(b)(xix) of the Credit Agreement, (D) Equity Interests of a Person that is not a direct or indirect, wholly owned Subsidiary of the Borrower (E) any Margin Stock owned by such Grantor, and (F) specifically identified Equity Interests of any Subsidiary with respect to which the Administrative Agent has confirmed in writing to the Borrower its determination that the costs or other consequences (including adverse tax consequences) of providing a pledge of its Equity Interests is excessive in view of the benefits to be obtained by the Lenders; (ii)(A) the promissory notes and any instruments evidencing indebtedness owned by it and listed opposite the name of such Grantor on Schedule II and (B) any promissory notes and instruments evidencing indebtedness obtained in the future by such Grantor (the “Pledged Debt”); (iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01; (iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above; (v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and (vi) all Proceeds of, and Security Entitlements in, any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the applicable Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02.  Delivery of the Pledged Collateral.  (a)  Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the benefit of the applicable Secured Parties, any and all Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) to the extent such Pledged Securities, in the case of promissory notes and instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b)                                 Each Grantor will cause any Indebtedness for borrowed money having an aggregate principal amount equal to or in excess of $5,000,000 owed to such Grantor by any Person (other than a Loan Party) to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent, for the benefit of the applicable Secured Parties, pursuant to the terms hereof.

(c)                                  Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the

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Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request.  Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be deemed to supplement Schedule II and be made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered shall supplement any prior schedules so delivered.

Section 2.03.  Representations, Warranties and Covenants.  Each Grantor represents, warrants and covenants, as to itself and the other Grantors, to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a)                                 Schedule II correctly sets forth, as of the Closing Date and as of each date on which a Supplement to Schedule II is delivered pursuant to Section 2.02(c), the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, the promissory notes and instruments required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b)                                 the Pledged Equity issued by the Borrower or a Subsidiary and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a Subsidiary of the Borrower, to the best of the Borrower’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity (other than Pledged Equity consisting of limited liability company interests or partnership interests which, pursuant to the relevant organizational or formation documents, cannot be fully paid and non-assessable), are fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a Subsidiary of the Borrower, to the best of the Borrower’s knowledge), are legal, valid and binding obligations of the issuers thereof;

(c)                                  except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A)  Liens created by the Collateral Documents and (B)  nonconsensual Liens expressly permitted pursuant to Section 7.04 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) nonconsensual Liens expressly permitted pursuant to Section 7.04 of the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however, arising, of all Persons whomsoever;

(d)                                 except for (i) restrictions and limitations imposed by the Loan Documents or securities laws generally, (ii) in the case of Pledged Equity of Persons that are not Subsidiaries, transfer restrictions that exist at the time of acquisition of Equity Interest in

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such Persons, and (iii) except as described in the Perfection Certificate, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e)                                  each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f)                                   no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g)                                  by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and first-priority (subject only to any nonconsensual Lien permitted pursuant by Section 7.04 of the Credit Agreement) perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations; and

(h)                                 the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

Section 2.04.  Certification of Limited Liability Company and Limited Partnership Interests.  Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 shall be represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

Section 2.05.  Registration in Nominee Name; Denominations.  If an Event of Default shall occur and be continuing and the Collateral Agent shall give the Borrower notice of its intent to exercise such rights, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided that, notwithstanding the foregoing, if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give the notice referred to above in order to exercise the rights described above.

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Section 2.06.  Voting Rights; Dividends and Interest.  (a)Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i)                                     Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii)                                  The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii)                               Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities, to the extent (and only to the extent) that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the applicable Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent).  So long as no Default or Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities.

(b)                                 Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under Section 2.06(a)(iii), then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive

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pursuant to Section 2.06(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02.  After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of Section 2.06(a)(iii) in the absence of an Event of Default and that remain in such account.

(c)                                  Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under Section 2.06(a)(i), then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.  After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii) shall be reinstated.

(d)                                 Any notice given by the Collateral Agent to the Borrower suspending the rights of the Grantors under Section 2.06(a)(i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under Section 2.06(a)(i) or (iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.  Notwithstanding anything to the contrary contained in Section 2.06(a), (b) or (c), if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give any notice referred to in said Section in order to exercise any of its rights described in such Section,

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and the suspension of the rights of each of the Grantors under each such Section shall be automatic upon the occurrence of such Bankruptcy Event of Default.

Section 2.07.  Collateral Agent Not a Partner or Limited Liability Company Member.  Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership.  The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party, any Grantor and/or any other Person.

Section 2.08.  Overriding Provisions with Respect to ABL Priority Collateral.  Notwithstanding anything to the contrary contained above in this Section 2, or elsewhere in this Agreement or any other Collateral Document, to the extent the provisions of this Agreement (or any other Security Documents) require the delivery of, or control over, ABL Priority Collateral to be granted to the Collateral Agent at any time prior to the Discharge of ABL Obligations, then delivery of such ABL Priority Collateral (or control with respect thereto) shall instead be granted to the ABL Agent, to be held in accordance with the ABL Documents and the Intercreditor Agreement.  Furthermore, at all times prior to the Discharge of ABL Obligations, the Collateral Agent is authorized by the parties hereto to effect transfers of ABL Priority Collateral at any time in its possession (and any “control” or similar agreements with respect to ABL Priority Collateral) to the ABL Agent.

ARTICLE III

Security Interests in Personal Property

Section 3.01.  Security Interest.  (a)As security for the payment or performance, as the case may be, in full of the Secured Obligations, including each Guaranty, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)                                     all Accounts;

(ii)                                  all Chattel Paper;

(iii)                               all Documents;

(iv)                              all Equipment;

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(v)                                 all General Intangibles;

(vi)                              all Instruments;

(vii)                           all Inventory;

(viii)                        all Investment Property;

(ix)                              all books and records pertaining to the Article 9 Collateral;

(x)                                 all Goods and Fixtures;

(xi)                              all Money and Deposit Accounts;

(xii)                           all Letter-of-Credit Rights;

(xiii)                        all Commercial Tort Claims described on Schedule III from time to time;

(xiv)                       the Collateral Account, and all cash, securities and other investments deposited therein;

(xv)                          all Supporting Obligations;

(xvi)                       all Security Entitlements in any or all of the foregoing;

(xvii)                    all Intellectual Property Collateral; and

(xviii)                 to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that (i) with respect to any Trademarks, applications in the United States Patent and Trademark Office to register Trademarks or service marks on the basis of any Grantor’s “intent to use” such Trademarks or service marks will not be deemed to be Collateral unless and until a “Statement of Use” or “Amendment to Allege Use” has been filed and accepted in the United States Patent and Trademark Office, whereupon such application shall be automatically subject to the security interest granted herein and deemed to be included in the Collateral and (ii)  notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (A) motor vehicles the perfection of a security interest in which is excluded from the UCC in the relevant jurisdiction, (B)(I) any Equity Interests in any Unrestricted Subsidiary (until such time any Unrestricted Subsidiary becomes a Restricted Subsidiary in accordance with the Credit Agreement, at which time, and without further action, this clause (I) shall no longer apply to the Equity Interests of such Subsidiary), (II) any Subsidiary acquired pursuant to a Permitted Acquisition financed with Indebtedness incurred pursuant to Section 7.03(b)(xix) of the Credit Agreement, (III) Equity Interests of any Subsidiary of a Foreign Subsidiary, or (IV) Equity Interests of a Person that is not a direct or indirect, wholly owned Subsidiary of a Grantor, (C) more than 65% of the total combined voting power of

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all Equity Interests of any Foreign Subsidiary (including each Foreign Subsidiary held by a Canadian Subsidiary Guarantor, provided further that should any Canadian Subsidiary Guarantor create or acquire a Foreign Subsidiary, the security interest in the Equity Interests of such Canadian Subsidiary Guarantor is limited to 65% of the total combined voting power of all Equity Interests of such Canadian Subsidiary Guarantor (or if such Canadian Subsidiary Guarantor is an unlimited liability company, such lesser percentage as is acceptable to the Collateral Agent), (D) any specifically identified asset with respect to which the Administrative Agent has confirmed in writing to the Borrower its determination that the costs or other consequences (including adverse tax consequences) of providing a security interest is excessive in view of the benefits to be obtained by the Lenders, (E) any Margin Stock owned by such Grantor, or (F) any General Intangible, Investment Property or other such rights of a Grantor arising under any contract, lease, instrument, license or other document if (but only to the extent that) the grant of a security interest therein would (x) constitute a violation of a valid and enforceable restriction in respect of such General Intangible, Investment Property, or other such rights in favor of a third party or under any Law, regulation, permit, order or decree of any Governmental Authority, unless and until all required consents shall have been obtained (for the avoidance of doubt, the restrictions described herein are not negative pledges or similar undertakings in favor of a lender or other financial counterparty) or (y) expressly give any other party in respect of any such contract, lease, instrument, license or other document, the right to terminate or to effect the abandonment, cancellation, invalidation or unenforceability of any right, title or interest of any Grantor therein  its obligations thereunder, provided, however, that the limitation set forth in clause (F) above shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable law, including the UCC and provided further that the Proceeds from any such contract, lease, instrument or other document shall not be excluded from the definition of Article 9 Collateral to the extent that the assignment of such Proceeds is not prohibited.  Each Grantor shall, if requested to do so by the Collateral Agent, use commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Collateral Agent reasonably determines to be material.

(b)                                 Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates.  Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

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(c)                                  The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d)                                 Each Grantor hereby further authorizes the Collateral Agent to file a Grant of Security Interest substantially in the form of Exhibit III, IV or V, as applicable, covering relevant Intellectual Property Collateral with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), as applicable, or any similar offices in any other country and such other documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and the Collateral Agent, as secured party.

Section 3.02.  Representations and Warranties.  Each Grantor represents and warrants, as to itself and the other Grantors, to the Collateral Agent and the Secured Parties that:

(a)                                 Each Grantor has good and valid rights (not subject to any Liens other than Liens permitted by Section 7.04 of the Credit Agreement (or Section 6.01 of the ABL Credit Agreement)) and/or title in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder (which rights and/or title, are in any event, sufficient under Section 9-203 of the Uniform Commercial Code), and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b)                                 The Perfection Certificate has been duly prepared, completed, executed and delivered to the Collateral Agent and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Closing Date.  The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Section I.A. of the Perfection Certificate (or specified by notice from the applicable Grantor to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that, as of the Closing Date, fully executed Grants of Security Interest in the form attached as Exhibit III, IV or V, as applicable, containing a description of all Collateral consisting of Intellectual Property with respect to Patents, registered Trademarks (and Trademarks for which registration applications are pending) or registered Copyrights, as applicable,  have been delivered to the Collateral Agent for recording by the United States Patent

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and Trademark Office or the United States Copyright Office, as applicable, pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder or other or any similar offices in any other country as required by applicable law in such jurisdiction.

(c)                                  The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code and (iii) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of the relevant Grants of Security Interest with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction.  The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any nonconsensual Lien that is expressly permitted pursuant to Section 7.04 of the Credit Agreement and has priority as a matter of law and (ii) Liens expressly permitted pursuant to Section 7.04 of the Credit Agreement.

(d)                                 The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.04 of the Credit Agreement.  None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office, or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.04 of the Credit Agreement.

(e)                                  All Commercial Tort Claims of each Grantor in excess of $2,000,000 in existence on the date of this Agreement (or on the date upon which such Grantor becomes a party to this Agreement) are described on Schedule III hereto.

Section 3.03.  Covenants.  (a)The Borrower agrees to promptly notify the Collateral Agent of any change (i) in the legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the jurisdiction of organization of any Grantor, (iv) in the Location of any Grantor or (v) in the organizational identification number of any Grantor.  In addition, if any Grantor does not have an organizational identification number on the Closing Date (or the date such Grantor becomes a party to this Agreement) and later obtains one, the Borrower shall promptly thereafter notify the Collateral Agent of such

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organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interests (and the priority thereof) of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

(b)                                 Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.04 of the Credit Agreement.

(c)                                  Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by the chief financial officer and the chief legal officer of the Borrower setting forth the information required pursuant to Sections I.A., I.B., I.G., II.A. (only to the extent it applies to Stores located in Canada and distribution centers located in the United States and Canada), II.B and III of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c).

(d)                                 The Borrower agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.  If any amount payable under or in connection with any of the Article 9 Collateral (other than by a Loan Party) that equals or exceeds $5,000,000 shall be or become evidenced by any promissory note or instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(e)                                  At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.04 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 10 days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization.  Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

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(f)                                   If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person the value of which equals or exceeds $2,000,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the applicable Secured Parties.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g)                                  Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

Section 3.04.  Other Actions.  In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a)                                 Instruments.  If any Grantor shall at any time hold or acquire any Instruments constituting Collateral and evidencing an amount equal to or in excess of $2,000,000 such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b)                                 Investment Property.  Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.  If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s request and following the occurrence of an Event of Default such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities.  If any securities, whether certificated or uncertificated, or other investment property are held by any Grantor or its nominee through a securities intermediary or commodity intermediary, upon the Collateral Agent’s request and following the occurrence of an Event of Default, such Grantor shall immediately notify the Collateral Agent thereof and at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent shall

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either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of financial assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property.  The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing.  The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

(c)                                  Commercial Tort Claims.  If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $2,000,000 or more, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor and provide supplements to Schedule III describing the details thereof and shall grant to the Collateral Agent a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

(d)                                 Letter of Credit Rights.  If any Grantor is at any time a beneficiary under a letter of credit with a stated amount of $2,000,000 or more, the proceeds of which have not otherwise been previously perfected as a supporting obligation of such Grantor by the filing of the Uniform Commercial Code Financing Statement described in Section 3.02(b), such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its commercially reasonable efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

ARTICLE IV

Special Provisions Concerning Intellectual Property Collateral

Section 4.01.  Grant of License to Use Intellectual Property.  Without limiting the provision of Section 3.01 hereof or any other rights of the Collateral Agent as the holder of a Security Interest in any Intellectual Property Collateral, for the purpose of enabling the Collateral

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Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall, upon request by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, grant to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located (including all Intellectual Property Collateral located in Canada, and whether or not any license agreement by and between any Grantor and any other Person relating to the use of such Intellectual Property Collateral may be terminated hereafter), and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.  In the event the license set forth in this Section 4.01 is exercised with regard to any Trademarks, then the following shall apply: (i) all goodwill arising from any licensed or sublicensed use of any Trademark shall inure to the Grantor; (ii) the licensed or sublicensed Trademarks shall only be used in association with goods or services of a quality and nature consistent with the quality and reputation with which such Trademarks were associated when used by Grantor prior to the exercise of the license rights set forth herein; and (iii) at the Grantor’s request and expense, licensees and sublicensees shall provide reasonable cooperation in any effort by the Grantor to maintain the registration or otherwise secure the ongoing validity and effectiveness of such licensed Trademarks, including, without limitation the actions and conduct described in Section 4.02 below.

Section 4.02.  Protection of Collateral Agent’s Security.  (a)  Except to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority located in the United States or any similar offices in any other country, to (i) maintain the validity and enforceability of any registered Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities or any similar offices in any other country, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b)                                 Except to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do

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any act whereby any of its Intellectual Property Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, lose its competitive value).

(c)                                  Except to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, each Grantor shall take all steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

(d)                                 Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property Collateral after the Closing Date (the “After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto.

(e)                                  Once every fiscal quarter of the Borrower, with respect to issued or registered Patents (or published applications therefor) or Trademarks (or applications therefor), and once every month, with respect to registered Copyrights, each Grantor shall sign and deliver to the Collateral Agent an appropriate Security Agreement Supplement and related Grant of Security Interest with respect to all applicable Intellectual Property owned or exclusively licensed by it as of the last day of such period, to the extent that such Intellectual Property is not covered by any previous Security Agreement Supplement (and Grant of Security Interests) so signed and delivered by it.  In each case, it will promptly cooperate as reasonably necessary to enable the Collateral Agent to make any necessary or reasonably desirable recordations with the U.S. Copyright Office or the U.S. Patent and Trademark Office,  as appropriate, or any similar offices in any other country.

(f)                                   Notwithstanding the foregoing provisions of this Section 4.02 or elsewhere in this Agreement, nothing in this Agreement shall prevent any Grantor from discontinuing the use or maintenance of any or its Intellectual Property Collateral to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.3

ARTICLE V

Remedies

Section 5.01.  Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations, as applicable, under the Uniform Commercial Code or other applicable law, and also may (i)

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require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise; (iv) withdraw any and all cash or other Collateral from any Collateral Account and apply such cash and other Collateral to the payment of any and all Secured Obligations in the manner provided in Section 5.02 of this Agreement; (v) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate and (vi) with respect to any Intellectual Property Collateral, on demand, cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Intellectual Property Collateral by the applicable Grantors to the Collateral Agent, or license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Intellectual Property Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine, provided, however, that such terms shall include all terms and restrictions that customarily required to ensure the continuing validity and effectiveness of the Intellectual Property at issue, such as, without limitation, quality control and inure provisions with regard to Trademarks, patent designation provisions with regard to patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software.  The Grantors recognize that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77, (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if such securities were sold at public sales, (c) that neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Collateral for the period of time necessary to permit such securities to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. Upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

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The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  The Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor.  The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor).  Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.  The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes of determining the Grantors’ rights in the Collateral, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full, provided, however, that such terms shall include all terms and restrictions that customarily required to ensure the continuing validity and effectiveness of the Intellectual Property at issue, such as, without limitation, quality control and inure provisions

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with regard to Trademarks, patent designation provisions with regard to patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver.  Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights (except in the case of a Bankruptcy Event of Default, in which case no such notice shall be required), for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or to pay any premium in whole or in part relating thereto.  All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

By accepting the benefits of this Agreement and each other Collateral Document, the Secured Parties expressly acknowledge and agree that this Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Lenders and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Agreement and the other Collateral Documents.

Section 5.02.  Application of Proceeds.  The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with the provisions of Section 8.04 of the Credit Agreement.  The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.  It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

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ARTICLE VI

Indemnity, Subrogation and Subordination

Section 6.01.  Indemnity.  In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 6.03), each Guaranteed Party (as defined in the Guaranty) agrees that, in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part an Obligation owing by such Guaranteed Party to any Secured Party (other than a sale of assets to which Section 6.02 applies) to its capacity as a Guarantor under its Guaranty), such Guaranteed Party shall indemnify such Grantor in an amount equal to the fair market value of the assets so sold.

Section 6.02.  Contribution and Subrogation.  Each Subsidiary Party (a “Contributing Party”) agrees (subject to Section 6.03) that, in the event a payment shall be made  by any other Subsidiary Party (the “Claiming Party”) hereunder in respect of the Secured Obligations under this Agreement or any other Collateral Document as a result of a sale of assets by such Subsidiary Party that shall not have been fully indemnified by the relevant Guaranteed Party as provided in Section 6.01 (a “Relevant Payment”), the Claiming Party shall have a right to contribution against each Contributing Party in an amount equal to the amount of such Relevant Payment, multiplied by a fraction of which (x) the numerator shall be the Adjusted Net Worth of the relevant Contributing Party and (y) the denominator shall be the aggregate Adjusted Net Worth of all the Subsidiary Parties, in each case calculated on the date that the Relevant Payment is made.

(b)                                 All contribution obligations or rights of each Subsidiary Party shall (i) arise at the time of a Relevant Payment by any Subsidiary Party and (ii) be revised and restated as of the date of a Relevant Payment by any Subsidiary Party, taking into account all prior Relevant Payments by all Subsidiary Parties for which a right to contribution (or any part thereof) exists.

(c)                                  Notwithstanding anything to the contrary in this Section 6.02, any Subsidiary Party that is released from this Agreement pursuant to Section 7.13 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 6.02, and at the time of any such release, the contribution rights and obligations of the remaining Subsidiary Parties shall be recalculated on the respective date of release based on any prior Relevant Payments made by any of the remaining Subsidiary Parties for which a right to contribution (or any part thereof) exists.

(d)                                 Each of the Subsidiary Parties recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution.  In this connection, each Subsidiary Party has the right to waive its contribution right against any other Subsidiary Party to the extent that after giving effect to such waiver such Subsidiary Party would remain solvent, in the determination of the Required Lenders.

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(e)                                  Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

Section 6.03.  Subordination.  Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations; provided that if any amount shall be paid to such Grantor on account of such subrogation rights at any time prior to the irrevocable payment in full in cash of all the Secured Obligations, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with Section 5.02(a) of this Agreement.  No failure on the part of any Borrower or any Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

ARTICLE VII

Miscellaneous

Section 7.01.  Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement.  All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

Section 7.02.  Waivers; Amendment.  (a)No failure or delay by the Collateral Agent or any Lender in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right, remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights remedies, powers or privileges that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent or any Lender may have had notice or knowledge of such Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver,

26

amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

Section 7.03.  Collateral Agent’s Fees and Expenses; Indemnification.  (a)The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b)                                 Without limitation of its indemnification obligations under the other Loan Documents, the Borrower agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery, performance or enforcement of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or of any Affiliate, director, officer, employee, counsel, agent, trustee, investment advisor or attorney-in-fact of such Indemnitee.

(c)                                  Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents.  The provisions of this Section 7.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.  All amounts due under this Section 7.03 shall be payable within 10 Business Days of written demand therefor.

Section 7.04.  Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Section 7.05.  Survival of Agreement.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any

27

Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid and so long as the Commitments have not expired or terminated.

Section 7.06.  Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.  This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

Section 7.07.  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.08.  Right of Set-Off.  In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower and each Loan Party to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of the respective Loan Parties against any and all obligations owing to such Lender and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Lender or Affiliate shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness.  Each Lender agrees promptly to notify the Borrower and the Collateral Agent after any such set off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Lender under this Section 7.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

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Section 7.09.  GOVERNING LAW.  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK;

(b)                                 ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER AND THE COLLATERAL AGENT EACH CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  THE BORROWER AND THE COLLATERAL AGENT IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION, OR OTHER JURISDICTION SELECTED BY THE COLLATERAL AGENT IN RESPECT OF THIS AGREEMENT.

Section 7.10.  WAIVER OF RIGHT TO TRIAL BY JURY.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 7.11.  Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 7.12.  Security Interest Absolute.  All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, the Secured Hedge Agreements, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, the Secured Hedge Agreements or any other agreement or instrument,

29

(c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Guarantor’s obligations hereunder in accordance with the terms of Section 7.13, but without prejudice to reinstatement rights under Section 2.04 of the Guaranty Agreement, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 7.13.  Termination or Release.  (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations when all the outstanding Secured Obligations (other than obligations that may thereafter in with respect of the Secured Hedging Agreements not yet due and payable and contingent indemnification obligations not yet accrued and payable) have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement provided, however, that in connection with the termination of this Agreement, the Administrative Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Secured Parties against (x) loss on account of credits previously applied to the Secured Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to the Secured Hedge Agreements to the extent not provided for thereunder.

(b)                                 A Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of the Borrower; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c)                                  Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.01 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d)                                 In connection with any termination or release pursuant to paragraph (a), (b), or (c), the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Collateral Agent.

(e)                                  At any time that the respective Grantor desires that the Collateral Agent take any action described in immediately preceding clause (d), it shall, upon request of the Collateral Agent, deliver to the Collateral Agent an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to paragraph (a), (b) or (c).  The Collateral Agent shall have no liability whatsoever to any Secured Party as the result

30

of any release of Collateral by it as permitted (or which the Collateral Agent in good faith believes to be permitted) by this Section 7.13.

Section 7.14.  Additional Restricted Subsidiaries.  Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of the Loan Parties that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Subsidiary Parties upon becoming Restricted Subsidiaries.  Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of a Security Agreement Supplement, such Restricted Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein.  The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder.  The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

Section 7.15.  Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and (unless a Bankruptcy Event of Default has occurred and is continuing) delivery of notice by the Collateral Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent or to a Collateral Account and adjust, settle or compromise the amount of payment of any Account; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act

31

hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

Section 7.16.  General Authority of the Collateral Agent.  By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

Section 7.17.  Recourse; Limited Obligations.  This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Loan Documents and the other Secured Credit Documents and otherwise in writing in connection herewith or therewith, with respect to the Secured Obligations of each applicable Secured Party.  It is the desire and intent of each Grantor and each applicable Secured Party that this Agreement shall be enforced against each Grantor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought.  Notwithstanding anything to the contrary contained herein, and in furtherance of the foregoing, it is noted that the obligations of each Grantor that is a Subsidiary Party have been limited as expressly provided in the Subsidiary Guaranty and are limited hereunder as and to the same extent provided therein.

Section 7.18.  Mortgages.  In the event that any of the Collateral  hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of Fixtures and real estate leases, letting and licenses of, and contracts, and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral.

Section 7.19.  Intercreditor Agreement.  The Grantors and the Collateral Agent acknowledge that the exercise of certain of the Collateral Agent’s rights and remedies hereunder may be subject to, and restricted by, the provisions of the Intercreditor Agreement.  Nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement, which, as among the Grantors and the Collateral Agent shall remain in full force and effect.

Section 7.20.  Collections Without the prior written consent of the Collateral Agent, no Grantor shall modify or amend the instructions pursuant to any of the Credit Card Notifications, or the Blocked Account Agreements (in each case as defined in the ABL Credit Agreement).  So long as no Event of Default under Sections 8.01(a), 8.01(f) or 8.01(g) of the

32

Credit Agreement has occurred and is continuing, each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Accounts, for the benefit and on behalf of the Collateral Agent and the other Secured Parties; provided, however, that such authorization may, at the direction of the Collateral Agent, be terminated after the occurrence and during the continuance of any Event of Default under Sections 8.01(a), 8.01(f) or 8.01(g) of the Credit Agreement.

33

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

MICHAELS STORES, INC.

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

AARON BROTHERS, INC.

By:	/s/ Lisa K. Klinger
Title: Vice President and Treasurer

MICHAELS FINANCE COMPANY, INC.

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

MICHAELS STORES CARD SERVICES, LLC

By:	/s/ Jeffrey N. Boyer
Title: President

MICHAELS STORES PROCUREMENT COMPANY, INC.

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

ARTISTREE, INC.

By:	/s/ Lisa K. Klinger
Title: Vice President and Treasurer

MICHAELS OF CANADA, ULC

By:	/s/ Jeffrey N. Boyer
Name: Jeffrey N. Boyer
Title: President

34

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent,

By:	/s/ Marguerite Sutton
Title: Director

By:	/s/ Omayra Laucella
Title: Vice President

35

SCHEDULE I
To Security Agreement

SUBSIDIARY PARTIES

1.              Aaron Brothers, Inc., a Delaware corporation

2.              Artistree, Inc., a Delaware corporation

3.              Michaels Finance Company, Inc., a Delaware corporation

4.              Michaels Stores Card Services, LLC, a Virginia limited liability company

5.              Michaels Stores Procurement Company, Inc., a Delaware corporation

6.              Michaels of Canada, ULC, a Nova Scotia unlimited liability company

SCHEDULE II
To Security Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
Aaron Brothers, Inc.	005	Michaels Stores, Inc.	100 Common	100%

Michaels Finance Company, Inc.	001	Michaels Stores, Inc.	100 Common	100%

Michaels Stores Card Services, LLC	001	Michaels Stores, Inc.	100 Membership Interests	100%

Michaels Stores Procurement Company, Inc.	001	Michaels Stores, Inc.	100 Common	100%

Artistree, Inc.	001	Michaels Stores Procurement Company, Inc.	100 Common	100%

PROMISSORY NOTES

Issuer	Principal Amount as of the date of Issuance (or delivery)	Date of Promissory Note/Instrument	Maturity Date
Michaels Stores Procurement Company, Inc.	$1,090,000,000	12/31/2003	12/31/2018

SCHEDULE III
To Security Agreement

COMMERCIAL TORT CLAIMS

None.

SCHEDULE IV
To Security Agreement

U.S. COPYRIGHTS OWNED BY AARON BROTHERS, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

U.S. COPYRIGHTS OWNED BY ARTISTREE, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

U.S. COPYRIGHTS OWNED BY MICHAELS FINANCE COMPANY, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

U.S. COPYRIGHTS OWNED BY MICHAELS STORES CARD SERVICES, LLC

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

U.S. COPYRIGHTS OWNED BY MICHAELS STORES PROCUREMENT COMPANY, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

U.S. COPYRIGHTS OWNED BY MICHAELS STORES, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

U.S. COPYRIGHTS OWNED BY MICHAELS OF CANADA, ULC

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

PATENTS OWNED BY AARON BROTHERS, INC.

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

PATENTS OWNED BY ARTISTREE, INC.

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

PATENTS OWNED BY MICHAELS FINANCE COMPANY, INC.

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

PATENTS OWNED BY MICHAELS STORES CARD SERVICES, LLC

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

PATENTS OWNED BY MICHAELS STORES PROCUREMENT COMPANY, INC.

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

PATENTS OWNED BY MICHAELS STORES, INC.

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

PATENTS OWNED BY MICHAELS OF CANADA, ULC

U.S. Patent Registrations

None.

U.S. Patent Applications

None.

TRADEMARK/TRADE NAMES OWNED BY AARON BROTHERS, INC.

U.S. Trademark Registrations

Mark	Reg. Date	Reg. No.
Aaron Brothers	05/16/89	1539734
Aaron Brothers Art Marts	05/16/89	1539735
Aaron Brothers Art Marts	06/06/89	1542560
Express Yourself	05/30/00	2352964
What a Difference a Mat Makes	03/13/01	2435148
You Make the Memories. We Make Them Last.	03/13/01	2435149

Aaron Brothers Art & Framing	03/13/01	2435150
Aaron Brothers Art & Framing	03/13/01	2435151
One Cent Frame Sale	03/20/01	2436920
1¢ Frame Sale	04/03/01	2440744
Timeframe Professional Framing. While you Shop.	07/02/02	2588495

Timeframe	07/02/02	2588496
We Frame the Things You Love	12/13/05	3026118
We Frame the Things You Love	01/24/06	3048037

U.S. Trademark Applications

Mark	Filing Date	Application No.
Life is Art. Frame It.	11/26/03	76561947
Life is Art. Frame It.	11/26/03	76561948
Life is Art. Frame It.	11/26/03	76561949
Life is Art. Frame It.	01/03/05	76626641
Aaron Brothers Best	04/18/05	76636205
Aaron Brothers Best	04/18/05	76636206
Aaron Brothers Best	04/18/05	76636207

TRADEMARK/TRADE NAMES OWNED BY ARTISTREE, INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

TRADEMARK/TRADE NAMES OWNED BY MICHAELS FINANCE COMPANY, INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

TRADEMARK/TRADE NAMES OWNED BY MICHAELS STORES
CARD SERVICES, LLC

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

TRADEMARK/TRADE NAMES OWNED BY MICHAELS STORES
PROCUREMENT COMPANY, INC.

U.S. Trademark Registrations

Mark	Reg. Date	Reg. No.
Michaels	01/04/83	1222952
Michaels	12/25/84	1311589
Crafts & More	02/28/89	1527525
Moskatel’s	09/18/90	1614413
Michaels	06/30/92	1697669
Michaels	07/07/92	1699119
Michaels	03/23/93	1759792
Michaels	11/02/93	1802039
Kids Club	01/14/97	2029624
Recollections	08/04/98	2179582
Michaels the Arts and Crafts Store	03/16/99	2232360
Kids Club	01/11/00	2307155
Artistree Art Frame & Design	11/28/00	2408396
Artistree Art Frame & Design	11/28/00	2408397
Kids Club Summer Camp	02/13/01	2428568
Carolina Art & Frame	03/06/01	2433148
Michaels.com	09/04/01	2486259
Star Decorators’ Wholesale Warehouse	01/08/02	2527196
Where Originals Originate.	02/12/02	2537708
Vendor Connect	10/08/02	2631443
Michaels.com	11/05/02	2646441
Create	12/17/02	2664234
Michaels.com	01/14/03	2675387
Bright Tidings	02/04/03	2684520
Michaels.com	04/08/03	2705025
MMG	04/29/03	2711937
Crafts & More	05/13/03	2716080
Michaels Manufacturing Group	06/24/03	2730052
Village Crafts by Michaels	09/16/03	2765378
For Weddings as Original as You	09/14/04	2884979
Sparkling Creations	07/12/05	2967453
Star Decorators’ Wholesale	01/10/06	3042282
Recollections	01/10/06	3042415
Kid Crafted Mom Approved	06/27/06	3109693

U.S. Trademark Applications

Mark	Filing Date	Application No.
Turkey Bucks	01/13/05	76627803
Michaels Arts, Crafts & More	03/22/05	76634146
Where Ideas Come Together	11/03/05	78746568
Experience Paper Crafting	11/14/05	78753445
Artistree	02/13/06	78813758
Star Decorators Wholesale	02/16/06	78816788

TRADEMARK/TRADE NAMES OWNED BY MICHAELS STORES, INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

TRADEMARK/TRADE NAMES OWNED BY MICHAELS OF CANADA, ULC

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

DOMAIN NAMES OWNED BY AARON BROTHERS, INC.

None.

DOMAIN NAMES OWNED BY ARTISTREE, INC.

None.

DOMAIN NAMES OWNED BY MICHAELS FINANCE COMPANY, INC.

None.

DOMAIN NAMES OWNED BY MICHAELS STORES CARD SERVICES, LLC

None.

DOMAIN NAMES OWNED BY MICHAELS STORES PROCUREMENT COMPANY, INC.

Internet Domain Names	Country	Registration No. (or other applicable identifier)

ship2michaels.com	U.S.
vendorconnect.com	U.S.
michaelsedi.com	U.S.

DOMAIN NAMES OWNED BY MICHAELS STORES, INC.

Internet Domain Names	Country	Registration No. (or other applicable identifier)

aaronbrothers.com	U.S.
ihatemichaels.org	U.S.
i-hate-michaels.org	U.S.
ihatemichaelscrafts.org	U.S.
i-hate-michaels-crafts.org	U.S.
ihatemichaelsstores.org	U.S.
i-hate-michaels-stores.org	U.S.
micahels.org	U.S.
michaels.com	U.S.
michaelsartprints.org	U.S.
michaelscrafts.org	U.S.
michaelscrafts-suck.org	U.S.
michaelscraftsucks.org	U.S.
michaelscraftsux.org	U.S.
michaelsstoressuck.org	U.S.
michaels-stores-suck.org	U.S.
michaelssucks.org	U.S.
michaelssux.org	U.S.
michaelsucks.org	U.S.
michaelsux.org	U.S.
mikels.org	U.S.
mymichaels.org	U.S.
recollectionsonline.com	U.S.
stardecorators.com	U.S.

DOMAIN NAMES OWNED BY MICHAELS OF CANADA, ULC

None.

U.S. COPYRIGHTS LICENSES OWNED BY AARON BROTHERS, INC.

None.

U.S. COPYRIGHTS LICENSES OWNED BY ARTISTREE, INC.

None.

U.S. COPYRIGHTS LICENSES OWNED BY MICHAELS FINANCE COMPANY, INC.

None.

U.S. COPYRIGHTS LICENSES OWNED BY MICHAELS STORES CARD SERVICES, LLC

None.

U.S. COPYRIGHTS LICENSES OWNED BY MICHAELS STORES
PROCUREMENT COMPANY, INC.

None.

U.S. COPYRIGHTS LICENSES OWNED BY MICHAELS STORES, INC.

None.

U.S. COPYRIGHTS LICENSES OWNED BY MICHAELS OF CANADA, ULC

None.

PATENTS LICENSES OWNED BY AARON BROTHERS, INC.

None.

3

PATENTS LICENSES OWNED BY ARTISTREE, INC.

None.

PATENTS LICENSES OWNED BY MICHAELS FINANCE COMPANY, INC.

None.

PATENTS LICENSES OWNED BY MICHAELS STORES CARD SERVICES, LLC

None.

PATENTS LICENSES OWNED BY MICHAELS STORES
PROCUREMENT COMPANY, INC.

None.

PATENTS LICENSES OWNED BY MICHAELS STORES, INC.

None.

PATENTS LICENSES OWNED BY MICHAELS OF CANADA, ULC

None.

TRADEMARK LICENSES OWNED BY AARON BROTHERS, INC.

None.

TRADEMARK LICENSES OWNED BY ARTISTREE, INC.

None.

TRADEMARK LICENSES OWNED BY MICHAELS FINANCE COMPANY, INC.

None.

TRADEMARK LICENSES OWNED BY MICHAELS STORES CARD SERVICES, LLC

None.

TRADEMARK LICENSES OWNED BY MICHAELS STORES
PROCUREMENT COMPANY, INC.

None.

TRADEMARK LICENSES OWNED BY MICHAELS STORES, INC.

None.

TRADEMARK LICENSES OWNED BY MICHAELS OF CANADA, ULC

None.

EXHIBIT I

To Security Agreement

SUPPLEMENT NO.      dated as of [•], to the Security Agreement dated as of October 31, 2006, among MICHAELS STORES, INC. (the “Borrower”) the Subsidiaries of the Borrower identified therein and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent for the Secured Parties (as defined below).

A.  Reference is made to (i) the Credit Agreement dated as of October 31, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Deutsche Bank AG New York Branch, as Administrative Agent, each Lender from time to time party thereto and JPMorgan Chase Bank, N.A., as Syndication Agent, (ii) the Borrower Guaranty (as defined in the Credit Agreement), (iii) the Subsidiary Guaranty (as defined in the Credit Agreement) and (iv) each Secured Hedge Agreement (as defined in the Credit Agreement).

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

C.  The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and (y) the Hedge Banks to enter into and maintain Secured Hedge Agreements.  Section 7.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Security Agreement by execution and delivery of an instrument substantially in the form of this Supplement.  The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

Section 1.  In accordance with Section 7.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Grantor) and Grantor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all respects as of such earlier date.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary.  The Security Agreement is hereby incorporated herein by reference.

Section 2.  The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4.  The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office (or if different, its “location” as determined in accordance with Section 9-307 of the Uniform Commercial Code).

Section 5.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

Section 6.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8.  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement.

Section 9.  The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including all Attorney Costs of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By:
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive office:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT II

To Security Agreement

Perfection Certificate

In connection with (i) that certain Credit Agreement (the “Revolving Credit Agreement”) to be entered into by, among others, Michaels Stores, Inc. (the “Company”), the other borrowers named therein, the facility guarantors listed therein, the lenders party thereto from time to time, and Bank of America, N.A., as administrative agent and as collateral agent (in such capacity, collectively, the “Revolver Agent”) and (ii) that certain Credit Agreement (the “Term Loan Credit Agreement” and, together with the Revolving Credit Agreement, the “Credit Agreements”), to be entered into by, among others, the Company, the lenders party thereto from time to time, and Deutsche Bank AG New York Branch, as administrative agent and as collateral agent (in such capacity, the “Term Loan Agent” and together with the Revolver Agent, the “Agents”), the Company and each other grantor specified below (each a “Grantor” and, collectively, the “Grantors”) hereby certify as follows:

I.             Current Information

A.            Legal Names, Organizations, Corporate Functions, Jurisdictions of Organization and Organizational Identification Numbers. The full and exact legal name (as it appears in each respective certificate or articles of incorporation, limited liability membership agreement or similar organizational documents, in each case as amended to date), the type of organization, the corporate function, the jurisdiction of organization (or formation, as applicable) and the state organizational identification number and federal taxpayer identification number) of the Company and each other Grantor are as follows:

Name of Company/Grantor	Type of Organization (e.g. corporation, limited liability company, limited partnership)	Corporate Function	Jurisdiction of Organization/ Formation	Organizational Identification Number	Federal Taxpayer Identification Number
Michaels Stores, Inc.	Corporation	Main operating company/employer	Delaware	2021624	75-1943604

Aaron Brothers, Inc.	Corporation	Specialty retail operating company (frames and art supplies)	Delaware	2156476	13-3498646

Michaels Finance Company, Inc.	Corporation	Holder of intercompany long-term debt obligations	Delaware	3711652	20-0313952

Name of Company/Grantor	Type of Organization (e.g. corporation, limited liability company, limited partnership)	Corporate Function	Jurisdiction of Organization/ Formation	Organizational Identification Number	Federal Taxpayer Identification Number
Michaels Stores Card Services, LLC	Limited liability company	Issuer of merchandise gift cards	Virginia	S075864-1	72-1524325

Michaels Stores Procurement Company, Inc.	Corporation	Performs certain services for Michaels Stores, Inc./employer	Delaware	3711651	20-0313890

Artistree, Inc.	Corporation	Shell	Delaware	4238675	83-0466644

Michaels of Canada, ULC	Unlimited liability company	Retailer of arts and crafts supplies, home decorating products, ready-made frames in Canada/employer	Nova Scotia	3015830	13529-9063 (Canadian)

B.            Chief Executive Offices and Mailing Addresses.  The chief executive office address and the preferred mailing address and any other location in which any Grantor maintains any books or records relating to any of the collateral (in each case if different than chief executive office) of the Company and each other Grantor are as follows:

Name of Company/Grantor	Address of Chief Executive Office	Mailing Address (if different than CEO)	Other Locations where books and record are located
Michaels Stores, Inc.	8000 Bent Branch Drive Irving, Texas 75063	P.O. Box 619566 DFW, Texas 75261-9566	1221 S. Beltline Rd., Suite 500 Coppell, Texas 75019 2302 113th Street Grand Prairie, Texas 75050

Aaron Brothers, Inc.	8000 Bent Branch Drive Irving, Texas 75063	N/A	1221 S. Beltline Rd., Ste 500 Coppell, TX 75019

Michaels Finance Company, Inc.	8000 Bent Branch Drive Irving, Texas 75063	N/A	N/A

Michaels Stores Card Services, LLC	1221 S. Beltline Rd., Suite 500 Coppell, Texas 75019	8000 Bent Branch Drive Irving, Texas 75063	8000 Bent Branch Drive Irving, Texas 75063

Michaels Stores Procurement	2303 113th Street Grand Prairie, Texas 75050	P.O. Box 619566 DFW, Texas 75261-9566	8000 Bent Branch Drive Irving, Texas 75063

2

Name of Company/Grantor	Address of Chief Executive Office	Mailing Address (if different than CEO)	Other Locations where books and record are located
Company, Inc.

Artistree, Inc.	850 North Lake Drive, Suite 500 Coppell, Texas 75019	N/A	8000 Bent Branch Drive Irving, Texas 75063

Michaels of Canada, ULC	Summit Place 1601 Lower Water Street Halifax, Nova Scotia B3J 3P6	8000 Bent Branch Drive Irving, Texas 75063	N/A

C.            Changes in Names, Jurisdiction of Organization or Corporate Structure.

Except as set forth below, neither the Company nor any other Grantor has changed its name, jurisdiction of organization or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form, change in jurisdiction of organization or otherwise) within the past five (5) years:

Company/Grantor	Date of Change	Description of Change

None	—	—

D.            Prior Addresses.

Except as set forth below, neither the Company nor any other Grantor has changed its chief executive office within the past five (5) years:

Company/Grantor	Prior Address/City/State/Zip Code

Aaron Brothers, Inc.	1270 S. Goodrich Blvd. Commerce, Ca 90022

E.            Acquisitions of Equity Interests or Assets.

Except as set forth below, neither the Company nor any Grantor has acquired the equity interests of another entity or substantially all the assets of another entity within the past five (5) years:

Company/Grantor	Date of Acquisition	Description of Acquisition

None	—	—

F.            Trade Names.

Set forth below is each trade name or assumed name currently used (or used at any time during the past five (5) years) by the Company or any other Grantor or by which the Company or any Grantor is known or is transacting any business (or has been known or has transacted any business during the past five (5) years):

3

Company/Grantor	Trade/Assumed Name

Michaels Stores, Inc.	Recollections Star Decorators Wholesale Warehouse Moskatel’s Michaels Michaels The Arts & Crafts Store Michaels Craft & Floral Warehouse Craft and Floral Warehouse

Michaels Stores Procurement Company, Inc.	Artistree

G.            Corporate Ownership and Organizational Structure.

Attached as Exhibit A hereto is a true and correct chart showing the ownership relationship of the Company and all of its affiliates.

II.            Additional Information

A.            Tangible Personal Property.  Set forth below are all the locations where the Company or any other Grantor currently maintains any of its tangible personal property (including goods, inventory and equipment) of such Company or any other Grantor (whether or not in the possession of such Company or any other Grantor):

See Section VI(A).

B.            Warehousemen and bailees.  Except as set forth below, no persons (including warehousemen and bailees) other than the Company or any other Grantor have possession of any assets (including goods, inventory and equipment) of the Company or any other Grantor:

Company/Grantor	Address/City/State/Zip Code	County	Description of Assets and Value

Michaels Stores Procurement Company, Inc.	Mericle Logistics, LLC 63 Green Mountain Road Hazelton, PA 18202	Schuylkill	Inventory — Asset value varies but aggregate value held at third-party warehouses never exceeds $25 million

Michaels Stores, Inc.	National Distribution Centers 3102 W. Valley Hwy N Auborn, WA 98001 (until 4/30/07)	King	Inventory — Asset value varies but aggregate value held at third-party warehouses never exceeds $25 million

4

Company/Grantor	Address/City/State/Zip Code	County	Description of Assets and Value

Michaels Stores, Inc.	National Distribution Centers 1990 Pomona Road Corona, CA 91720 (until 12/31/06)	Riverside	Inventory — Asset value varies but aggregate value held at third-party warehouses never exceeds $25 million

Michaels Stores Procurement Company, Inc.	National Distribution Centers 15750 Mountain Avenue Chino, CA 91710 (beginning 01/01/07)	San Bernardino	Inventory — Asset value varies but aggregate value held at third-party warehouses never exceeds $25 million

The Company occasionally uses temporary storage facilities.

III.          Investment Related Property

A.            Securities.  Set forth below is a list of all equity interests owned by the Company and each Grantor together with the type of organization which issued such equity interests (e.g. corporation, limited liability company, partnership or trust):

Company/Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged	Certificate No. (if uncertificated, please indicate so)	Par Value
Michaels Stores, Inc.	Aaron Brothers, Inc.	Corporation	100	100	100%	005	$0.01

Michaels Stores, Inc.	Michaels Finance Company, Inc.	Corporation	100	100	100%	001	$0.01

Michaels Stores, Inc.	Michaels Stores Card Services, LLC	Limited liability company	100	100	100%	001	N/A

Michaels Stores, Inc.	Michaels Stores Procurement Company, Inc.	Corporation	100	100	100%	001	$0.01

Michaels Stores Procurement Company, Inc.	Artistree, Inc.	Corporation	100	100	100%	001	$0.01

Michaels Stores, Inc.	Michaels of Canada, ULC	Unlimited liability company	1,000 Common	1,000	100%	1	$0.01

Michaels Stores, Inc.	Michaels of Canada, ULC	Unlimited liability company	4,000 Class A Preferred	4,000	100%	PA-1	$1,000

5

B.            Securities Accounts.  Set forth below is a list of all securities accounts in which the Company or any other Grantor customarily maintains securities or other assets:

Company/Grantor	Type of Account	Name & Address of Financial Institutions
Michaels Stores, Inc.	Investment Securities Account	Merrill Lynch

Michaels Stores, Inc.	Investment Securities Account	Morgan Stanley

Michaels Stores, Inc.	Investment Securities Account (Tax Exempt CP only)	Morgan Stanley

Michaels Stores, Inc.	Investment Securities Account	Banc of America Securities

Michaels Stores, Inc.	McDonald Investments, Inc.	Keybanc Capital Markets

Michaels Stores Procurement Company, Inc.	Tax Exempt Money Market Fund	Merrill Lynch

Michaels Stores Card Services, LLC	Goldman Sachs Tax Free Institutional Money Market Fund	Compass Bank

Michaels Stores Card Services, LLC	Investment Securities Account (Tax Exempt CP only)	Morgan Stanley

Michaels Stores Card Services, LLC	Investment Securities Account	Banc of America Securities

Michaels Finance Company, Inc.	Tax Exempt Money Market Fund	Merrill Lynch

Michaels Stores, Inc.	Interstate Tax Exempt Money Market Fund	Reserve

Michaels Stores, Inc.	Premier (taxable) Money Market Fund	Merrill Lynch

Michaels Stores, Inc.	Tax Exempt Money Market Fund	Merrill Lynch

C.            Deposit Accounts.  Set forth below is a list of all bank accounts (checking, savings, money market or the like) of the Company or any other Grantor:

Company/Grantor	Type of Account	Name & Address of Financial Institutions
Michaels Stores, Inc.	Concentration (Funding Account)	Wells Fargo Bank

Michaels Stores, Inc.	Payroll - Direct Deposit	Wells Fargo Bank

Michaels Stores, Inc.	Payroll - Checking	Wells Fargo Bank

Michaels Stores, Inc.	Payroll - Manual	Wells Fargo Bank

Michaels Stores, Inc.	Credit & Collections — Lockbox	Wells Fargo Bank

6

Company/Grantor	Type of Account	Name & Address of Financial Institutions
Michaels Stores, Inc.	Star Decorator Wholesale (a Division of Michaels Stores, Inc.	Wells Fargo Bank

Michaels Stores, Inc.	Credit Card Settlement	Wells Fargo Bank

Michaels Stores, Inc.	Employee Assistance	Wells Fargo Bank

Michaels Stores, Inc.	Retail Bank Account	Wells Fargo Bank

Michaels Stores, Inc.	Retail Bank Account	AmSouth

Michaels Stores, Inc.	Retail Bank Account	Bank of America

Michaels Stores, Inc.	Retail Bank Account	Bank of Oklahoma

Michaels Stores, Inc.	Retail Bank Account	Berkshire Bank

Michaels Stores, Inc.	Retail Bank Account	Capital One

Michaels Stores, Inc.	Retail Bank Account	Chase Bank

Michaels Stores, Inc.	Retail Bank Account	Citizens

Michaels Stores, Inc.	Retail Bank Account	Citizens Bank — New York

Michaels Stores, Inc.	Retail Bank Account	Community Bank

Michaels Stores, Inc.	Retail Bank Account	Compass Bank

Michaels Stores, Inc.	Retail Bank Account	Fifth Third Bank

Michaels Stores, Inc.	Retail Bank Account	First Citizens Bank

Michaels Stores, Inc.	Retail Bank Account	First Interstate Bank

Michaels Stores, Inc.	Retail Bank Account	First Niagara Bank

Michaels Stores, Inc.	Retail Bank Account	Huntington Bank

Michaels Stores, Inc.	Retail Bank Account	Key Bank

Michaels Stores, Inc.	Retail Bank Account	M&T Bank

Michaels Stores, Inc.	Retail Bank Account	National City Bank

Michaels Stores, Inc.	Retail Bank Account	Northwest Bank

Michaels Stores, Inc.	Retail Bank Account	PNC

Michaels Stores, Inc.	Retail Bank Account	Regions

7

Company/Grantor	Type of Account	Name & Address of Financial Institutions
Michaels Stores, Inc.	Retail Bank Account	US Bank

Michaels Stores, Inc.	Retail Bank Account	Wachovia Bank

Michaels Stores, Inc.	RCC / RCK (returned check / re-presentments)	National City Bank

Michaels Stores, Inc.	Consumer Draft (returned check collection fees)	National City Bank

Michaels Stores, Inc.	Bank Revolver / Documentary LCs and Collections Funding Account	Bank of America

Michaels Stores Procurement Company, Inc.	Concentration (Funding Account)	Wells Fargo Bank

Michaels Stores Procurement Company, Inc.	Payroll — Manual	Wells Fargo Bank

Michaels Stores Procurement Company, Inc.	Payroll — Checking	Wells Fargo Bank

Michaels Stores Procurement Company, Inc.	Payroll - Direct Deposit	Wells Fargo Bank

Michaels Stores Procurement Company, Inc.	Accounts Payable — Merchandise	Bank of New York

Aaron Brothers, Inc.	Concentration (Funding Account)	Wells Fargo Bank

Aaron Brothers, Inc.	Direct Deposit Payroll	Wells Fargo Bank

Aaron Brothers, Inc.	Payroll Controlled Disbursement	Wells Fargo Bank

Aaron Brothers, Inc.	AP Controlled Disbursement	Wells Fargo Bank

Aaron Brothers, Inc.	Retail Concentration	Wells Fargo Bank

Aaron Brothers, Inc.	Retail Bank Account	Bank of America

Aaron Brothers, Inc.	Retail Bank Account	Wachovia Bank

Aaron Brothers, Inc.	Retail Bank Account	Compass Bank

Aaron Brothers, Inc.	Retail Bank Account	US Bank

Aaron Brothers, Inc.	Documentary LCs and Collections Funding Account	Bank of America

Aaron Brothers, Inc.	Certificate of Deposit (180 Days) Renewal Date August 1, 2006 - Aaron Brothers, Inc DBA Aaron	Bank of America

8

Company/Grantor	Type of Account	Name & Address of Financial Institutions
Brothers Art Mart or Nevada Department of Taxation

Michaels of Canada, ULC.	Concentration - Canadian Dollar	Canadian Imperial Bank of Commerce

Michaels of Canada, ULC	Vendor Debit - Canadian Dollar	Canadian Imperial Bank of Commerce

Michaels of Canada, ULC	Manual Payroll - Canadian Dollar	Canadian Imperial Bank of Commerce

Michaels of Canada, ULC	Accounts Payable - US Dollar	Canadian Imperial Bank of Commerce

Michaels of Canada, ULC	Retail Bank Accounts	Canadian Imperial Bank of Commerce

Michaels Stores Card Services, LLC	Concentration (Funding Account)	Wells Fargo Bank

Michaels Finance Company, Inc.	Concentration (Funding Account)	Wells Fargo Bank

D.            Instruments.  Set forth below is a list of all instruments owed to the Company or any other Grantor:

Company/Grantor	Issuer of Instrument	Principal Amount of Instrument	Maturity Date
Michaels Finance Company, Inc.	Michaels Stores Procurement Company, Inc.	$1,090,000,000	12/31/2018

9

IV.          Intellectual Property

A.            Set forth below is a list of all copyrights, patents and trademarks and other intellectual property owned or used, or hereafter adopted, held or used, by the Company  and each other Grantor:

Company/Grantor	Copyrights	Filing Date	Status	Registration No.

None	—	—	—	—

Company/Grantor	Patents	Filing Date	Status	Registration No.

None	—	—	—	—

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
Aaron Brothers, Inc.	Life is Art. Frame It.	11/26/03	First Extension — Granted (App. No. 76561949)	—	—

Aaron Brothers, Inc.	Life is Art. Frame It.	11/26/03	First Extension — Granted (App. No. 76561948)	—	—

Aaron Brothers, Inc.	Life is Art. Frame It.	01/03/05	First Extension Granted (App. No. 76626641)	—	—

Aaron Brothers, Inc.	Aaron Brothers Best	04/18/05	Notice of Allowance — Issued (App. No. 76636205)	—	—

Aaron Brothers, Inc.	Aaron Brothers Best	04/18/05	Notice of Allowance — Issued (App. No. 76636206)	—	—

Aaron Brothers, Inc.	Aaron Brothers Best	04/18/05	Notice of Allowance — Issued (App. No. 76636207)	—	—

Aaron Brothers, Inc.	We Frame the Things You Love	10/27/04	Registered	3048037	01/24/06

Aaron Brothers, Inc.	We Frame the Things You Love	10/27/04	Registered	3026118	12/13/05

10

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
Aaron Brothers, Inc.	Timeframe	11/02/01	Registered	2588496	07/02/02

Aaron Brothers, Inc.	Aaron Brothers Art Marts	02/08/88	Registered	1539735	05/16/89

Aaron Brothers, Inc.	Timeframe Professional Framing. While you Shop.	11/02/01	Registered	2588495	07/02/02

Aaron Brothers, Inc.	One Cent Frame Sale	02/29/00	Registered	2436920	03/20/01

Aaron Brothers, Inc.	Aaron Brothers Art & Framing	02/29/00	Registered	2435151	03/13/01

Aaron Brothers, Inc.	Aaron Brothers Art & Framing	02/29/00	Registered	2435150	03/13/01

Aaron Brothers, Inc.	Aaron Brothers Art Marts	02/08/88	Registered	1542560	06/06/89

Aaron Brothers, Inc.	Aaron Brothers	02/08/88	Registered	1539734	05/16/89

Aaron Brothers, Inc.	1¢ Frame Sale	02/29/00	Registered	2440744	04/03/01

Aaron Brothers, Inc.	Express Yourself	07/17/96	Registered	2352964	05/30/00

Aaron Brothers, Inc.	You Make the Memories. We Make Them Last.	02/29/00	Registered	2435149	03/13/01

Aaron Brothers, Inc.	What a Difference a Mat Makes	02/29/00	Registered	2435148	03/13/01

Aaron Brothers, Inc.	Life is Art. Frame It.	11/26/03	Second Extension — Granted (App. No. 76561947)	—	—

Michaels Stores Procurement Company, Inc.	Star Decorators Wholesale	02/16/06	Final review prior to Publication (78816788)	—	—

Michaels Stores Procurement Company, Inc.	Artistree	02/13/06	Newly filed Application (78813758)	—	—

Michaels Stores Procurement Company, Inc.	Michaels Arts, Crafts & More	03/22/05	Notice of Allowance Issued 8/29/06 (App. No. 76634146)	—	—

11

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
Michaels Stores Procurement Company, Inc.	Where Ideas Come Together	11/03/05	Published for Opposition 7/18/06 (App. No. 78746568)	—	—

Michaels Stores Procurement Company, Inc.	Experience Paper Crafting	11/14/05	Published for Opposition 8/15/06 (App. No. 78753445)	—	—

Michaels Stores Procurement Company, Inc.	Vendor Connect	11/28/01	Registered	2631443	10/08/02

Michaels Stores Procurement Company, Inc.	Sparkling Creations	04/12/01	Registered	2967453	07/12/05

Michaels Stores Procurement Company, Inc.	Carolina Art & Frame	09/29/99	Registered	2433148	03/06/01

Michaels Stores Procurement Company, Inc.	Recollections	01/14/03	Registered	3042415	01/10/06

Michaels Stores Procurement Company, Inc.	Bright Tidings	04/12/01	Registered	2684520	02/04/03

Michaels Stores Procurement Company, Inc.	Michaels.com	02/28/00	Registered	2486259	09/04/01

Michaels Stores Procurement Company, Inc.	Where Originals Originate.	01/31/00	Registered	2537708	02/12/02

Michaels Stores Procurement Company, Inc.	Artistree Art Frame & Design	09/29/99	Registered	2408397	11/28/00

Michaels Stores Procurement Company, Inc.	Kids Club	06/18/98	Registered	2307155	01/11/00

Michaels Stores Procurement Company, Inc.	Michaels the Arts and Crafts Store	04/29/98	Registered	2232360	03/16/99

Michaels Stores Procurement Company, Inc.	Star Decorators’ Wholesale Warehouse	10/31/00	Registered	2527196	01/08/02

Michaels Stores Procurement Company, Inc.	Michaels.com	02/28/00	Registered	2705025	04/08/03

Michaels Stores Procurement Company, Inc.	Crafts & More	02/28/00	Registered	2716080	05/13/03

Michaels Stores Procurement Company, Inc.	Artistree Art Frame & Design	09/29/99	Registered	2408396	11/28/00

12

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
Michaels Stores Procurement Company, Inc.	Recollections	03/11/97	Registered	2179582	08/04/98

Michaels Stores Procurement Company, Inc.	Star Decorators’ Wholesale	02/17/04	Registered	3042282	01/10/06

Michaels Stores Procurement Company, Inc.	Kid Crafted Mom Approved	06/09/03	Registered	3109693	06/27/06

Michaels Stores Procurement Company, Inc.	For Weddings as Original as You	05/23/03	Registered	2884979	09/14/04

Michaels Stores Procurement Company, Inc.	Michaels.com	02/28/00	Registered	2675387	01/14/03

Michaels Stores Procurement Company, Inc.	Village Crafts by Michaels	03/08/02	Registered	2765378	09/16/03

Michaels Stores Procurement Company, Inc.	Michaels.com	02/28/00	Registered	2646441	11/05/02

Michaels Stores Procurement Company, Inc.	Crafts & More	06/27/88	Registered	1527525	02/28/89

Michaels Stores Procurement Company, Inc.	Michaels Manufacturing Group	04/06/01	Registered	2730052	06/24/03

Michaels Stores Procurement Company, Inc.	MMG	04/06/01	Registered	2711937	04/29/03

Michaels Stores Procurement Company, Inc.	Kids Club Summer Camp	04/05/00	Registered	2428568	02/13/01

Michaels Stores Procurement Company, Inc.	Create	12/21/00	Registered	2664234	12/17/02

Michaels Stores Procurement Company, Inc.	Michaels	08/05/91	Registered and Renewed	1697669	06/30/92

Michaels Stores Procurement Company, Inc.	Michaels	07/26/83	Registered and Renewed	1311589	12/25/84

Michaels Stores Procurement Company, Inc.	Michaels	08/05/91	Registered and Renewed	1759792	03/23/93

Michaels Stores Procurement Company, Inc.	Moskatel’s	10/02/89	Registered and Renewed	1614413	09/18/90

Michaels Stores Procurement Company, Inc.	Kids Club	05/17/95	Registered and Renewed	2029624	01/14/97

13

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
Michaels Stores Procurement Company, Inc.	Michaels	08/05/91	Registered and Renewed	1699119	07/07/92

Michaels Stores Procurement Company, Inc.	Michaels	12/13/79	Registered and Renewed	1222952	01/04/83

Michaels Stores Procurement Company, Inc.	Michaels	08/05/91	Registered and Renewed	1802039	11/02/93

Michaels Stores Procurement Company, Inc.	Michaels	02/20/74	Renewed	3107617(1)	03/01/84

Michaels Stores Procurement Company, Inc.	Turkey Bucks	01/13/05	Statement of Use filed 7/24/06 (App. No. 76627803)	—	—

Company/Grantor	Canadian Trademarks	Filing Date	Status	Registration No.	Registration Date
Michaels Stores Procurement Company, Inc.	Where Originals Originate.	5/30/01	Registered	TMA587825	8/21/03

Michaels Stores Procurement Company, Inc.	Sparkling Creations	5/30/01	Allowed

Michaels Stores Procurement Company, Inc.	Kids Club	5/30/01	Registered	TMA587749	8/21/03

Michaels Stores Procurement Company, Inc.	Michaels.com	2/4/00	Registered	TMA574815	1/30/03

Michaels Stores Procurement Company, Inc.	Michaels the Arts and Crafts Store Design	4/13/99	Registered	TMA539861	1/17/01

Michaels Stores Procurement Company, Inc.	Michaels of Canada, Inc. & Design	6/3/93	Registered	TMA448805	10/13/95

Michaels Stores Procurement Company, Inc.	Michaels Arts, Crafts & More	9/22/05	Pending	—	—

Michaels Stores Procurement Company, Inc.	Michaels	6/8/01	Registered	TMA578207	3/26/03

(1)  This trademark is registered in the State of Texas.

14

Company/Grantor	Canadian Trademarks	Filing Date	Status	Registration No.	Registration Date
Michaels Stores Procurement Company, Inc.	Bright Tidings	5/30/01	Registered	TMA613549	6/23/04

Michaels Stores Procurement Company, Inc.	Kids Club & Design	5/30/01	Registered	TMA588587	8/29/03

Michaels Stores Procurement Company, Inc.	Create!	1/29/01	Registered	TMA584612	7/7/03

Michaels Stores Procurement Company, Inc.	Carolina Art & Frame	2/4/00	Registered	TMA574751	1/30/03

Michaels Stores Procurement Company, Inc.	Michaels the Arts and Crafts Store	4/13/99	Registered	TMA539862	1/17/01

Michaels Stores Procurement Company, Inc.	Michaels Design	7/13/98	Registered	TMA515320	8/25/99

V.            Commercial Tort Claims.  Each Grantor currently has the following commercial tort claims against other parties:

Company/Grantor	Case Name/Filing Number	Defendant

None

VI.          Real Estate Related UCC Collateral

A.            Fixtures.  Attached hereto as Schedule 1 are all the locations where the Company or any other Grantor owns or leases any real property:

See attached Schedule 1.

VII.         No Unusual Transactions.  Except for those purchases, acquisitions, and other transactions as set forth in Schedule 2 attached hereto, all of the collateral has been originated by the Grantors in the ordinary course of each Grantor’s business or consists of goods which have been acquired by the Grantors in the ordinary course from a person in the business of selling goods of that kind.

15

IN WITNESS WHEREOF, the undersigned hereto has caused this Perfection Certificate to be executed as of this 31 day of October, 2006 by its officer thereunto duly authorized.

MICHAELS STORES, INC.

By:	/s/ Lisa K. Klinger
	Title:	Vice President — Treasurer and
Investor Relations

AARON BROTHERS, INC.

By:	/s/ Lisa K. Klinger
	Title:	Vice President and Treasurer

MICHAELS FINANCE COMPANY, INC.

By:	/s/ Lisa K. Klinger
	Title:	Vice President and Treasurer

MICHAELS STORES PROCUREMENT COMPANY, INC.

By:	/s/ Lisa K. Klinger
	Title:	Vice President and Treasurer

MICHAELS STORES CARD SERVICES, LLC

By:	/s/ Lisa K. Klinger
Title:		Vice President and Treasurer

ARTISTREE, INC.

By:	/s/ Lisa K. Klinger
Title:	Vice President and Treasurer

MICHAELS OF CANADA, ULC

By:	/s/ Lisa K. Klinger
Title:	Vice President and Treasurer

2

Exhibit A

Corporate Structure

Schedule 1

Leases

See attached.

Owned Property

Company/Grantor	Address/City/State/Zip Code	County	Owned or Leased

Michaels Stores, Inc.	1714 Newport Blvd Costa Mesa, CA 92627-3010	Orange	Owned

Schedule 2

Unusual Transactions

None.

EXHIBIT III

To Security Agreement

GRANT OF SECURITY INTEREST
IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                                         (the “Grantor”) with principal offices at                                                         , hereby grants to DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent, with principal offices at 60 Wall Street, New York, NY 10005 (the “Grantee”), a continuing security interest in (i) all of the Grantor’s right, title and interest in, to and under to the United States trademarks, trademark registrations and trademark applications (the “Marks”) set forth on Schedule A attached hereto, (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of October     , 2006 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”).

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement.  The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of October, 2006.

[NAME OF GRANTOR], Grantor

By
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Collateral Agent and Grantee

By
Name:
Title:

By
Name:
Title:

STATE OF                            )

                                               )  ss.:

COUNTY OF                        )

On this          day of October, 2006, before me personally came                                                   who, being by me duly sworn, did state as follows:  that [s]he is                              of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said                          and that [s]he did so by authority of the [Board of Directors] of said                         .

Notary Public

STATE OF                            )

                                               )  ss:

COUNTY OF                        )

On this          day of October, 2006, before me personally came                                                             who, being by me duly sworn, did state as follows:  that [s]he is                                      of DEUTSCHE BANK AG NEW YORK BRANCH, that [s]he is authorized to execute the foregoing Grant on behalf of said                          and that [s]he did so by authority of the Board of Directors of said                           .

Notary Public

MARK	REG. NO.	REG. DATE

EXHIBIT IV

To Security Agreement

GRANT OF SECURITY INTEREST
IN UNITED STATES PATENTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                                         (the “Grantor”) with principal offices at                                                         , hereby grants to DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent, with principal offices at 60 Wall Street, New York, NY 10005 (the “Grantee”), a continuing security interest in (i) all of the Grantor’s rights, title and interest in, to and under the United States patents (the “Patents”) set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of October     , 2006 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”).

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement.  The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of October, 2006.

[NAME OF GRANTOR], Grantor

By
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Collateral Agent and Grantee

By
Name:
Title:

By
Name:
Title:

STATE OF                          )

                                            )  ss:

COUNTY OF                     )

On this          day of October, 2006, before me personally came                                                who, being by me duly sworn, did state as follows:  that [s]he is                              of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said                          and that [s]he did so by authority of the Board of Directors of said                         .

Notary Public

STATE OF                          )

                                            )  ss:

COUNTY OF                     )

On this          day of October, 2006, before me personally came                                                             who, being by me duly sworn, did state as follows:  that [s]he is                                      of DEUTSCHE BANK AG NEW YORK BRANCH, that [s]he is authorized to execute the foregoing Grant on behalf of said                          and that [s]he did so by authority of the Board of Directors of said                           .

Notary Public

PATENT	PATENT NO.	ISSUE DATE

EXHIBIT V

To Security Agreement

GRANT OF SECURITY INTEREST
 IN UNITED STATES COPYRIGHTS

WHEREAS, [Name of Grantor], a                                                           (the “Grantor”), having its chief executive office at                                           ,                            , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

WHEREAS, DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent, having its principal offices at 60 Wall Street, New York, NY 10005 (the “Grantee”), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of October     , 2006, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a continuing security interest in, to and under the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement.  The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of October, 2006.

[NAME OF GRANTOR], Grantor

By
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Collateral Agent and Grantee

By
Name:
Title:

By
Name:
Title:

STATE OF                         )

                                            )  ss:

COUNTY OF                     )

On this       day of October, 2006, before me personally came                                                    , who being duly sworn, did depose and say that [s]he is                                        of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

Notary Public

STATE OF                              )

                                                )  ss.:

COUNTY OF                         )

On this          day of October, 2006, before me personally came                                                       who, being by me duly sworn, did state as follows:  that [s]he is                                      of DEUTSCHE BANK AG NEW YORK BRANCH, that [s]he is authorized to execute the foregoing Grant on behalf of said                      and that [s]he did so by authority of the Board of Directors of said                           .

Notary Public

EXHIBIT G-2

[CONFORMED AS EXECUTED]

GENERAL SECURITY AGREEMENT

TO:                                                                                                                         DEUTSCHE BANK AG NEW YORK BRANCH
60 Wall Street, New York, NY  10005
(on its own behalf and as Collateral Agent for the Secured Parties)

(hereinafter the “Agent”)

GRANTED BY:                   MICHAELS OF CANADA, ULC
having its principal office or place of business at:
Summit Place, 1601 Lower Water Street
PO Box 730, Halifax, NS  B3J 2V1

(hereinafter the “Debtor”)

1                                         GRANT OF SECURITY INTEREST

1.1                               Security Interest

As general and continuing security for the payment or performance, as the case may be, in full of the Secured Obligations owing by the Debtor, including under the Canadian Guarantee, wherever incurred and in any currency and whether incurred by the Debtor alone or with another or others and whether as principal, guarantor or surety, the Debtor, IN CONSIDERATION OF THE SECURED OBLIGATIONS and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, assigns and transfers to the Agent (for itself and on behalf of the Secured Parties) a continuing security interest in, all of the Debtor’s present and after-acquired personal property, wherever located (the “Collateral”), including, without limitation, but subject to the exclusions specified in Section 1.3:

(a)                                 Accounts Receivable

All debts, book debts, accounts, claims, demands, moneys and choses in action whatsoever including, without limitation, claims against the Crown and claims under insurance policies, which are now owned by or are due, owing or accruing due to the Debtor or which may hereafter be owned by or become due, owing or accruing due to the Debtor together with all contracts, securities, bills, notes, lien notes, judgments, chattel mortgages, mortgages and all other rights, benefits and documents now or hereafter taken, vested in or held by the Debtor in respect of or as security for the same and the full benefit and advantage thereof, and all rights of action or claims which the Debtor now has or may at any time hereafter have against any person or persons, firm or corporation in respect thereof (all of the foregoing being herein collectively called the “Accounts Receivable”);

(b)                                 Inventory

All inventory of whatever kind now or hereafter owned by the Debtor or in which the

Debtor now or hereinafter has an interest or right of any kind, and all accessions thereto and products thereof, including, without limitation, all goods, merchandise, raw materials, goods in process, finished goods, packaging and packing material and other tangible personal property now or hereafter held for sale, lease, rental or resale or that are to be furnished or have been furnished under a contract of service or that are to be used or consumed in the business of the Debtor (all of the foregoing being herein collectively called the “Inventory”);

(c)                                  Equipment

All goods now or hereafter owned by the Debtor which are not inventory or consumer goods as defined in the PPSA including, without limitation, all machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of personal property leased by the Debtor and all of the Debtor’s rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located (all of the foregoing being herein collectively called the “Equipment”);

(d)                                 Chattel Paper, Instruments, Securities, etc.

All chattel paper, instruments, warehouse receipts, bills of lading and other documents of title, whether negotiable or non-negotiable, shares, stock, warrants, bonds, debentures, debenture stock or other securities, now or hereafter owned by the Debtor;

(e)                                  Intangibles

All intangibles now or hereafter owned by the Debtor including, without limitation, (i) all patents, and all unpatented or unpatentable inventions; (ii) all trademarks, service marks, and trade names; (iii) all copyrights and literary rights; (iv) all computer software programs; (v) all mask works of semiconductor chip products; (vi) all trade secrets, proprietary information, customer lists, manufacturing, engineering and production plans, drawings, specifications, processes and systems.  The Collateral shall include all good will connected with or symbolized by any of such intangibles; all contract rights, documents, applications, licenses, materials and other matters related to such intangibles; all tangible property embodying or incorporating any such intangibles; and all chattel paper and instruments relating to such intangibles;

(f)                                   Books and Accounts, etc.

With respect to the property described in Paragraphs (a) to (e) inclusive, all books, accounts, invoices, deeds, documents, writings, letters, papers, security certificates and other records in any form evidencing or relating thereto and all contracts, securities, instruments and other rights and benefits in respect thereof;

2

(g)                                  Other Property

The uncalled capital, money, rights, bills of exchange, negotiable and non negotiable instruments, judgments and securities not otherwise described in Paragraphs (a) to (f) inclusive;

(h)                                 Replacements, etc.

With respect to the property described in Paragraphs (a) to (g) inclusive, all substitutions and replacements thereof, increases, additions and accessions thereto and any interest of the Debtor therein; and

(i)                                     Proceeds

With respect to the property described in Paragraphs (a) to (h) inclusive, personal property in any form or fixtures derived directly or indirectly from any dealing with such property or that indemnifies or compensates for such property destroyed or damaged and proceeds of proceeds whether of the same type, class or kind as the original proceeds.

1.2                               Definitions and Interpretation

In this General Security Agreement:

(a)                                 Terms used but not defined herein and defined in the PPSA shall have the same meanings herein as in the PPSA unless the context otherwise requires; for the purposes of this General Security Agreement, the “PPSA” shall mean the Personal Property Security Act of Ontario (or any successor statute) or similar legislation of any other Canadian jurisdiction, the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, opposability, validity or effect of security interests;

(b)                                 Terms used and not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement (as hereinafter defined);

(c)                                  Any reference to “Collateral” shall, unless the context otherwise requires, refer to “Collateral or any part thereof”;

(d)                                 “Canadian Guarantee” shall mean that certain guarantee agreement dated as of the date hereof, made by the Debtor in favour of the Agent pursuant to the terms of the Credit Agreement, as same may be amended, supplemented, revised, restated or replaced from time to time;

(e)                                  “Credit Agreement” shall mean that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented and/or otherwise modified from time to time), by, among others, Michael Stores, Inc., as the Borrower (the “Borrower”), Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Syndication Agent and Bank of America N.A. and Credit Suisse, as Co-Documentation Agents;

3

(f)                                   “Secured Obligations” means the “Obligations” (as defined in the Credit Agreement) owing by the Debtor and the “Guaranteed Obligations” (as defined in the Canadian Guarantee) owing by the Debtor; it being acknowledged and agreed that the term “Obligations” (as defined in the Credit Agreement) shall include each extension of credit under the Credit Agreement and all obligations of the Borrower and/or its Restricted Subsidiaries under the Secured Hedge Agreements, in each case, whether outstanding on the date of this General Security Agreement or extended from time to time after the date of this General Security Agreement;

(g)                                  “Secured Parties” has the meaning provided in the Credit Agreement;

(h)                                 “US Security Agreement” shall mean that certain security agreement dated as of the date hereof, between, amongst others, the Borrower, the other Loan Parties party thereto and the Agent, for its benefit and for the benefit of the other Secured Parties, as same may be amended, supplemented, revised, restated or replaced from time to time;

(i)                                     The term “security interest” shall include, without limitation, a fixed mortgage, hypothecation, pledge, charge and assignment;

(j)                                    The term “encumbrance” shall include, without limitation, a security interest, lien, hypothec, claim, charge, deemed trust or encumbrance of any kind whatsoever.

1.3                               Leases

(a)                                 The last day of the term of any lease of real property, oral or written, or any agreement therefor, now held or hereafter acquired by the Debtor, shall be excepted from the security interest hereby granted and shall not form part of the Collateral, but the Debtor shall stand possessed of such one day remaining, upon trust to assign and dispose of the same as the Agent or any assignee of such lease or agreement shall direct.  If any such lease or agreement therefor contains a provision which provides in effect that such lease or agreement may not be assigned, sub-leased, charged or encumbered without the leave, license, consent or approval of the lessor, the application of the security interest created hereby to any such lease or agreement shall be conditional upon such leave, license, consent or approval having been obtained.

(b)                                 There shall also be excluded from the Collateral all property and assets specifically excluded from the defined term “Collateral” (as so defined in the US Security Agreement).

1.4                               Debtor Remains Liable

Notwithstanding anything herein to the contrary, but subject as otherwise provided in the Credit Agreement or the US Security Agreement:

(a)                                 the Debtor shall remain liable under the contracts and agreements included in the

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Collateral to the extent set forth therein to perform all its duties and obligations thereunder to the same extent as if this General Security Agreement had not been executed;

(b)                                 the exercise by the Agent of any of the rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

(c)                                  the Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this General Security Agreement, nor shall the Agent be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

2                                         REPRESENTATIONS, WARRANTIES, ETC.

The Debtor represents and warrants to and in favour of the Agent:

2.1                               Representations and Warranties in the Credit Agreement and US Security Agreement

In addition to and not in substitution for any representation and warranty contained in this General Security Agreement, the Debtor does hereby represent and warrant to and in favour of the Agent and the Secured Parties that each representation and warranty made in the Credit Agreement and US Security Agreement, inasmuch as applicable to the Debtor, is hereby reiterated and restated by the Debtor and each such representation and warranty is hereby incorporated by reference herein, mutatis mutandis (including, without limitation, that references to the New York UCC shall, to the extent appropriate, include the PPSA, as applicable), and is hereby confirmed as true and correct as of the date hereof (except to the extent that such representations and warranties refer to a specific date in which case they are confirmed as true and correct as of such date).

2.2                               Covenants and Agreements in the Credit Agreement and US Security Agreement

In addition to and not in substitution for any covenant, agreement, undertaking and condition contained in this General Security Agreement, the Debtor does hereby covenant and agree with the Agent and the Secured Parties, that it shall comply with, and ensure the compliance of, all covenants, agreements, undertakings and conditions given under the Credit Agreement and the US Security Agreement, and each such covenant, agreement, undertaking and condition is hereby incorporated by reference herein, mutatis mutandis.

2.3                               Survival

All representations, warranties, covenants, agreements, undertakings and conditions made in the Loan Documents, which, if not true, accurate and complete when made and which, if not performed in accordance with the terms thereof, are material, shall be considered to have been relied on by the Agent or the Secured Parties and shall survive the execution and delivery of this General Security Agreement or any investigation made at any time by or on behalf of the Agent and any disposition or payment of the Secured Obligations until repayment and performance in

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full of the Secured Obligations and termination of all rights of the Debtor that, if exercised, would result in the existence of Secured Obligations.

3                                         COVENANTS OF THE DEBTOR

In addition to the covenants referred to in Section 2.4 of this General Security Agreement, the Debtor covenants and agrees with the Agent that so long as there shall remain any Secured Obligations of or affecting any party to this General Security Agreement:

3.1                               Payment

The Debtor will pay duly and punctually all sums of money due by it to the Agent or any Secured Party under this General Security Agreement at the times and places and in the manner provided for herein.

4                                         COLLECTION OF PROCEEDS

4.1                               Payments to the Agent

Upon the occurrence of a Default (as defined below) which is continuing, the Debtor shall, upon request of the Agent:

(a)                                 Collect and enforce payment of all Accounts Receivable and shall dispose of and receive payment for all Inventory which is ordinarily disposed of in the Debtor’s business;

(b)                                 Receive and hold in trust for the Agent, all payments on or instruments received in respect of the Collateral, all rights by way of suretyship or guarantee which the Debtor now has or may hereafter acquire to enforce payment of Collateral and all rights in the nature of a security interest whereby the Debtor may satisfy any Collateral out of property, and all non cash proceeds of any such collection, disposition or realization of any of the Collateral shall be subject to the security interest hereby created;

(c)                                  Endorse to the Agent and forthwith deliver to it all such payments and instruments in the form received by the Debtor; and

(d)                                 Forthwith deliver to the Agent all property in the Debtor’s possession or hereafter coming into its possession through enforcement of any such rights.

5                                         DEFAULT

5.1                               Default

The security interests hereby constituted shall become enforceable upon the occurrence and during the continuance of an Event of Default, as defined in the Credit Agreement (each and every such Event of Default , herein called a “Default”).

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5.2                               Demand Nature of Secured Obligations

The Debtor agrees that the provision of defaults in Section 5.1 hereof shall not derogate from any demand nature of the Secured Obligations as provided in the Credit Agreement as at any time without restriction.  The Debtor agrees that upon the occurrence and during the continuance of a Default under Section 5.1 hereof, the security interests hereby constituted shall become enforceable and the Agent shall be entitled to exercise and enforce any or all of the remedies herein provided or which may otherwise be available to the Agent by statute at law or in equity and all amounts secured hereby shall immediately be paid to the Agent (for itself and on behalf of the Secured Parties) by the Debtor.

6                                         REMEDIES ON DEFAULT

Upon the occurrence and during the continuance of a Default, the Agent shall have, in addition to any other rights, remedies and powers which it may have at law, in equity or under the PPSA, the Civil Code of Quebec (the “CCQ”) or the Uniform Commercial Code as from time to time in effect in the State of New York (the “New York UCC”) the following rights, remedies and powers:

6.1                               Power of Entry

The Debtor shall forthwith upon demand assemble and deliver to the Agent possession of all of the Collateral at such place as may be specified by the Agent that is reasonably convenient to both parties.  The Agent may take such steps as it considers necessary or desirable to obtain possession of all or any part of the Collateral and, to that end, the Debtor agrees that the Agent, its servants or agents or Receiver (as hereinafter defined) may, at any time, during the day or night, enter upon lands and premises where the Collateral may be found for a reasonable period for the purpose of taking possession of and/or removing the Collateral or any part thereof; provided that the Agent shall provide the Debtor with notice thereof prior to or promptly after such occupancy.  In the event of the Agent taking possession of the Collateral, or any part thereof, the Agent shall have the right to maintain the same upon the premises on which the Collateral may then be situate.  The Agent may take such action or do such things as to render any Equipment unusable.

6.2                               Power of Sale

Except as otherwise required or prohibited by Applicable Law, the Agent may sell, lease or otherwise dispose of all or any part of the Collateral, as a whole or in separate parcels, by public auction, private tender or by private contract, with or without notice, except as otherwise required by applicable law, with or without advertising and without any other formality, all of which are hereby waived by the Debtor.  Except as otherwise required or prohibited by Applicable Law, such sale, lease or disposition shall be on such terms and conditions as to credit and otherwise and as to upset or reserve bid or price as  the Agent, in its sole discretion, may seem advantageous.  If such sale, transfer or disposition is made on credit or part cash and part credit, the Agent need only credit against the Secured Obligations the actual cash received at the time of the sale.  Any payments made pursuant to any credit granted at the time of the sale shall be credited against the Secured Obligations as they are received.  The Agent may buy in or rescind or vary any contract for sale of all or any of the Collateral and may resell without being answerable for any loss occasioned thereby.  Any such sale, lease or disposition may take place whether or not the Agent has taken possession of the Collateral.  The Agent may, before any

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such sale, lease or disposition, perform any commercially reasonable repair, processing or preparation for disposition and the amount so paid or expended shall be deemed advanced to the Debtor by the Agent, shall become part of the Secured Obligations, shall bear interest at the highest rate per annum charged by the Agent on the Secured Obligations or any part thereof and shall be secured by this General Security Agreement.

6.3                               Validity of Sale

No person dealing with the Agent or its servants shall be concerned to inquire whether the security hereby constituted has become enforceable, whether the powers which the Agent is purporting to exercise have become exercisable, whether any money remains due on the security of the Collateral, as to the necessity or expedience of the stipulations and conditions subject to which any sale, lease or disposition shall be made, otherwise  as to the propriety or regularity of any sale or any other dealing by the Agent with the Collateral or to see to the application of any money paid to the Agent.  In the absence of fraud on the part of such persons, such dealings shall be deemed, so far as regards the safety and protection of such person, to be within the powers hereby conferred and to be valid and effective accordingly.

6.4                               Receiver-Manager

The Agent may, in addition to any other rights it may have, appoint by instrument in writing a receiver or receiver and manager (both of which are herein called a “Receiver”) of all or any part of the Collateral or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver.  Any such Receiver is hereby given and shall have the same powers and rights and exclusions and limitations of liability as the Agent has under this General Security Agreement, at law or in equity.  In exercising any such powers, any such Receiver shall, to the extent permitted by law, act as and for all purposes shall be deemed to be the agent of the Debtor and the Agent shall not be responsible for any act or default of any such Receiver.  The Agent may appoint one or more Receivers hereunder and may remove any such Receiver or Receivers and appoint another or others in his or their stead from time to time.  Any Receiver so appointed may be an officer or employee of the Agent.  A court need not appoint, ratify the appointment by the Agent of or otherwise supervise in any manner the actions of any Receiver.  Upon the Debtor receiving notice from the Agent of the taking of possession of the Collateral or the appointment of a Receiver, all powers, functions, rights and privileges of each of the directors and officers of the Debtor with respect to the Collateral shall cease, unless specifically continued by the written consent of the Agent.

6.5                               Carrying on Business

The Agent may carry on, or concur in the carrying on of, all or any part of the business or undertaking of the Debtor, may, to the exclusion of all others, including the Debtor, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of or occupied or used by the Debtor as provided in Section 6.1 hereof and may use all or any of the tools, machinery, equipment and intangibles of the Debtor for such time as the Agent sees fit, free of charge, to carry on the business of the Debtor and, if applicable, to manufacture or complete the manufacture of any Inventory and to pack and ship the finished product.

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6.6                               Dealing with Collateral

The Agent may seize, collect, realize, dispose of, enforce, release to third parties or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable, all of which without notice to the Debtor except as otherwise required by any Applicable Law.  The Agent may demand, sue for and  receive any Accounts Receivable with or without notice to the Debtor, give such receipts, discharges and extensions of time and make such compromises in respect of any Accounts Receivable  which may, in the Agent’s absolute discretion, seem bad or doubtful.  The Agent may charge on its own behalf and pay to others, sums for reasonable costs and expenses incurred including, without limitation, reasonable legal fees and expenses on a substantial indemnity basis and Receivers’ and accounting fees, in or in connection with seizing, collecting, realizing, disposing, enforcing or otherwise dealing with the Collateral and in connection with the protection and enforcement of the rights of the Agent hereunder including, without limitation, in connection with advice with respect to any of the foregoing.  The amount of such sums shall be deemed advanced to the Debtor by the Agent, shall become part of the Secured Obligations, shall bear interest at the highest rate per annum charged by the Agent on the Secured Obligations or any part thereof and shall be secured by this General Security Agreement.

6.7                               Right to Use

The Debtor hereby grants to the Agent a license or other right to use, without charge, all of the Debtor’s present and future property, whether real or personal, including, without limitation, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, services marks, and advertising matter, or any other property of any nature or of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling of any Collateral and the Debtor’s rights under all licenses and all franchise agreements shall inure to the Agent.

6.8                               Retention of Collateral

Upon notice to the Debtor and subject to any obligation to dispose of any of the Collateral, as provided in the PPSA, the Agent may, to the extent permitted by Applicable Law, elect to retain all or any part of the Collateral in satisfaction of the Secured Obligations or any of them.

6.9                               Pay Encumbrances

The Agent may pay any encumbrance that may exist or be threatened against the Collateral.  In addition, the Agent may borrow money required for the maintenance, preservation or protection of the Collateral or for the carrying on of the business or undertaking of the Debtor and may grant further security interests in the Collateral in priority to the security interest created hereby as security for the money so borrowed.  In every such case the amounts so paid or borrowed together with costs, charges and expenses incurred in connection therewith shall be deemed to have been advanced to the Debtor by the Agent, shall become part of the Secured Obligations, shall bear interest at the highest rate per annum charged by the Agent on the Secured Obligations or any part thereof and shall be secured by this General Security Agreement.

6.10                        Application of Payments Against Secured Obligations

Any and all payments made in respect of the Secured Obligations from time to time and moneys

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realized on the Collateral may be applied to such part or parts of the Secured Obligations in accordance with Section 7.04 of the Credit Agreement.  Except as otherwise provided in the Credit Agreement and the US Security Agreement, any property insurance moneys received by the Agent pursuant to this General Security Agreement may, at the option of the Agent, be applied to rebuilding or repairing the Collateral or be applied against the Secured Obligations in accordance with the provisions of this Section.

6.11                        Set-Off

The Secured Obligations will be paid by the Debtor without regard to any equities between the Debtor and the Agent and/or any Secured Party or any right of set-off or cross-claim.  Any indebtedness owing by the Agent and/or any Secured Party to the Debtor may be set off and applied by the Agent against the Secured Obligations at any time or from time to time either before or after maturity, without demand upon or notice to anyone.

6.12                        Deficiency

If the proceeds of the realization of the Collateral are insufficient to repay the Agent and the Secured Parties the Secured Obligations, the Debtor shall forthwith pay or cause to be paid to the Agent (either for itself or on behalf of the Secured Parties) such deficiency.

6.13                        Agent Not Liable

The Agent shall not be liable or accountable for any failure to seize, collect, realize, dispose of, enforce or otherwise deal with the Collateral, shall not be bound to institute proceedings for any such purposes or for the purpose of preserving any rights of the Agent, the Debtor or any other person, firm or corporation in respect of the Collateral and shall not be liable or responsible for any loss, cost or damage whatsoever which may arise in respect of any such failure, except to the extent resulting from the gross negligence, bad faith or wilful misconduct of the Agent or any of its officers, servants, agents, solicitors, attorneys, Receivers or otherwise.  Neither the Agent nor its officers, servants, agents, or Receivers shall be liable by reason of any entry into possession of the Collateral or any part thereof, to account as a mortgagee in possession, for anything except actual receipts, for any loss on realization, for any act or omission for which a mortgagee in possession might be liable, for any negligence in the carrying on or occupation of the business or undertaking of the Debtor as provided in Section 6.5 or for any loss, cost, damage or expense whatsoever which may arise in respect of any such actions or omissions except to the extent resulting from their gross negligence, bad faith or wilful misconduct.

6.14                        Extensions of Time

The Agent may grant renewals, extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, perfect or fail to perfect any securities, release any part of the Collateral to third parties and otherwise deal or fail to deal with the Debtor, Subsidiaries of the Debtor, guarantors, sureties and others and with the Collateral and other securities as the Agent may see fit, all without prejudice to the liability of the Debtor to the Agent or the Agent’s rights and powers under this General Security Agreement.

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6.15                       Rights in Addition

The rights and powers conferred by this Section 6 are in supplement of and in addition to and not in substitution for any other rights or powers the Agent may have from time to time under this General Security Agreement or under Applicable Law.  The Agent may proceed by way of any action, suit, remedy or other proceeding at law or in equity and no such remedy for the enforcement of the rights of the Agent shall be exclusive of or dependent on any other such remedy.  Any one or more of such remedies may from time to time be exercised separately or in combination.  The Debtor recognizes that if it fails to perform or observe its obligations hereunder, no remedy at law will provide adequate relief to the Agent, and the Debtor agrees that the Agent shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving irreparable harm.  Any notification of intended disposition of any of the Collateral required by law will be deemed reasonably and properly given if given at least fifteen (15) calendar days before such disposition.

7                                         GENERAL

7.1                               Security in Addition

The security hereby constituted is not in substitution for any other security for the Secured Obligations or for any other agreement between the parties creating a security interest in all or part of the Collateral, whether heretofore or hereafter made, and such security and such agreements shall be deemed to be continued and not affected hereby unless expressly provided to the contrary in writing and signed by the Agent and the Debtor.  The taking of any action or proceedings or refraining from so doing, or any other dealing with any other security for the Secured Obligations or any part thereof, shall not release or affect the security interest created by this General Security Agreement and the taking of the security interest hereby created or any proceedings hereunder for the realization of the security interest hereby created shall not release or affect any other security held by the Agent for the repayment of or performance of the Secured Obligations.

7.2                               Waiver

Any waiver of a breach by the Debtor of any of the terms or provisions of this General Security Agreement or of a Default under Section 5.1 hereof must be in writing to be effective against and bind the Agent.  No such waiver by the Agent shall extend to or be taken in any manner to affect any subsequent breach or Default or the rights of the Agent arising therefrom.

7.3                               Further Assurances

The Debtor shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or  delivered all and singular every such further acts, deeds, conveyances, instruments, transfers, assignments, security agreements and assurances as the Agent may reasonably require in order to give effect to the provisions and purposes of this General Security Agreement including, without limitation, in respect of the Agent’s enforcement of the security and its realization on the Collateral, and for the better granting, transferring, assigning, charging, setting over, assuring, confirming and/or perfecting the security interest of the Agent in the Collateral pursuant to this General Security Agreement.  The Debtor hereby constitutes and appoints any officer of the Agent at its above address, or any Receiver appointed by the court or the Agent as provided herein, the true and lawful attorney of the Debtor irrevocably with full

11

power of substitution to do, make and execute all such assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient provided that such power of attorney may only be exercised during the continuance of a Default.  The Debtor hereby authorizes the Agent to file such proofs of claim and other documents as may be necessary or advisable in order to prove its claim in any bankruptcy, proposed winding-up or other proceeding relating to the Debtor.

Without limiting the generality of the foregoing, the Debtor:

(a)                                 shall execute and file such financing or continuation statements, or amendments, thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; and

(b)                                 hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Debtor, where permitted by law.

7.4                               No Merger

Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liability of the Debtor to make payment of or satisfy the Secured Obligations.  The acceptance of any payment or alternate security shall not constitute or create any novation and the taking of a judgment or judgments under any of the covenants herein contained shall not operate as a merger of such covenants.

7.5                               Notices

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement.  All communications and notices hereunder to the Debtor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

7.6                               Continuing Security Interest

This General Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment and performance in full of the Secured Obligations and the termination of the Credit Agreement, notwithstanding any dealing between the Agent and the Debtor in respect of the Secured Obligations or any release, exchange, non-perfection, amendment, waiver, consent or departure from or in respect of any or all of the terms or provision of any security held for the Secured Obligations.

7.7                               Governing Law

This General Security Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the Province of Ontario.

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ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE PROVINCE OF ONTARIO OR OF THE FEDERAL COURTS OF CANADA THEREIN, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE DEBTOR AND THE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE DEBTOR AND THE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION OR ANY OTHER JURISDICTION SELECTED BY THE AGENT IN RESPECT OF THIS AGREEMENT.  EACH OF THE DEBTOR AND THE AGENT WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF ONTARIO.

The parties hereto hereby waive trial by jury in any action, proceeding, claim or counterclaim, whether in contract or tort, at law or in equity with respect to, in connection with, or arising out of this General Security Agreement, other financing agreements, the obligations of the Borrower and the Debtor, the collateral, or any instrument, document or guarantee delivered pursuant hereto or to any of the foregoing, or the validity, protection, interpretation, administration, collection or enforcement hereof or thereof, or any other claim or dispute hereunder or thereunder.

7.8                               Security Interest Effective Immediately

The parties intend the security interest created hereby to attach and take effect forthwith upon execution of this General Security Agreement by the Debtor and the Debtor acknowledges that value has been given and that the Debtor has rights in the Collateral now owned by it.

7.9                               Provisions Reasonable

The Debtor expressly acknowledges and agrees that the provisions of this General Security Agreement and, in particular, those respecting remedies and powers of the Agent against the Debtor, its business and the Collateral upon default, are commercially reasonable and not manifestly unreasonable.

7.10                        Number and Gender

In this General Security Agreement, words importing the singular number include the plural and vice-versa and words importing gender include all genders.

7.11                        Invalidity

In the event that any term or provision of this General Security Agreement shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this General Security Agreement shall be unaffected thereby and shall be valid and enforceable to the fullest extent permitted by law.

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7.12                        Indemnity and Expenses

(a)                                 The Debtor agrees to indemnify and save harmless the Agent and the Secured Parties from and against any and all claims, losses and liabilities arising out of or resulting out of or resulting from this General Security Agreement (including, without limitation, enforcement of this General Security Agreement), except claims, losses or liabilities resulting from the Agent’s gross negligence, bad faith or wilful misconduct.

(b)                                 The Debtor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights or remedies of the Agent hereunder or (iii) the failure by the Debtor to perform or observe any of the provisions hereunder.

7.13                        Precedence

Except as limited herein. in the event that any provisions of this General Security Agreement contradict, are inconsistent with and are otherwise incapable of being construed in conjunction with the provisions (including any rights, remedies and covenants therein) of the Credit Agreement and/or the US Security Agreement, as applicable, the provisions of the Credit Agreement and/or the US Security Agreement, as applicable, shall take precedence over those contained in this General Security Agreement; provided that if any provisions contained in both the Credit Agreement and the US Security Agreement conflict with, contradict, are inconsistent with and are otherwise incapable of being construed in conjunction with each such provision, the provisions of the Credit Agreement, as applicable, shall take precedence over those contained in the US Security Agreement and, in particular, if any act of the Debtor is expressly permitted under the Credit Agreement and/or the US Security Agreement but is prohibited under this General Security Agreement, any such act shall be deemed to be permitted under this General Security Agreement.  Notwithstanding the foregoing, in the event that granting of security interest provisions in the Credit Agreement or the US Security Agreement conflict with, contradict, are inconsistent and are otherwise incapable of being construed in conjunction with the provisions of this General Security Agreement, such provisions of this General Security Agreement shall take precedence over those contained in the Credit Agreement or the US Security Agreement, as applicable.

7.14                        Judgement Currency

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due under this General Security Agreement in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of the Debtor in respect of any such sum due from it to the Agent or the Secured Parties hereunder shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of the Credit Agreement (the “Agreement

14

Currency”), be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due in the Judgment Currency, the Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent from any Loan Party in the Agreement Currency, the Debtor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or the Person to whom such obligation was owing against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Debtor (or to any other Person who may be entitled thereto under Applicable Law).

7.15                        Sections and Headings

The division of this General Security Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

7.16                        Receipt of Copy

The Debtor acknowledges receipt of an executed copy of this General Security Agreement.

7.17                        Binding Effect

This General Security Agreement shall enure to the benefit of and shall bind the Debtor and the Agent and their respective successors and permitted assigns.

7.18                        Intercreditor Agreement

The Debtor and the Agent acknowledge that the exercise of certain of the Agent’s rights and remedies hereunder may be subject to, and restricted by, the provisions of the Intercreditor Agreement.  Nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this General Security Agreement, which, as among the Debtor and the Agent shall remain in full force and effect.

7.19                        Language

The parties hereto acknowledge that they have requested and are satisfied that the foregoing, as well as all notices, actions and legal proceedings be drawn up in the english language.  Les parties à cette convention reconnaissent qu’elles ont exigé que ce qui précède ainsi que tous avis, actions et procédures légales soient rédigés et exécutés en anglais et s’en déclarent satisfaites.

[signature pages follow]

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IN WITNESS WHEREOF, this General Security Agreement is executed as of the date first above written.

MICHAELS OF CANADA, ULC

By:	/s/ Jeffrey N. Boyer
Name: Jeffrey N. Boyer
Title:President

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent,

By:	/s/ Marguerite Sutton
Title: Director

By:	/s/ Omayra Laucella
Title: Vice President

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EXHIBIT H
[CONFORMED AS EXECUTED]

INTERCREDITOR AGREEMENT

by and between

BANK OF AMERICA, N.A.,

as ABL Agent,

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as Term Agent

Dated as of October 31, 2006

i

ii

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of October 31, 2006 between BANK OF AMERICA, N.A. (“Bank of America”), in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) for (i) the financial institutions party from time to time to the ABL Credit Agreement referred to below (such financial institutions, together with their respective successors, assigns and transferees, the “ABL Lenders”) and (ii) any ABL Bank Product Affiliates and ABL Cash Management Affiliates (each as defined below) (such ABL Bank Product Affiliates and ABL Cash Management Affiliates, together with the ABL Agent and the ABL Lenders, the “ABL Secured Parties”) and DEUTSCHE BANK AG NEW YORK BRANCH in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Term Agent”) for (i) the financial institutions party from time to time to the Term Credit Agreement referred to below (such financial institutions, together with their respective successors, assigns and transferees, the “Term Lenders”), and (ii) any Term Hedging Affiliates (as defined below) (such Term Hedging Affiliates, together with the Term Agent and the Term Lenders, the “Term Secured Parties”).

RECITALS

A.            Pursuant to that certain Credit Agreement dated as of the date hereof by and among Michaels Stores, Inc., Aaron Brothers, Inc., Michael Stores Procurement Company, Inc., and Artistree, Inc. (collectively, the “ABL Borrowers”), the ABL Lenders and the ABL Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, the “ABL Credit Agreement”), the ABL Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the ABL Borrowers.

B.            Pursuant to certain guaranties each dated as of the date hereof (as the same may be amended, supplemented, restated and/or otherwise modified, collectively, the “ABL Guaranty”) by the ABL Guarantors (as hereinafter defined) in favor of the ABL Secured Parties, the ABL Guarantors have agreed to guarantee, inter alia, the payment and performance of the ABL Borrowers’ obligations under the ABL Documents (as hereinafter defined).

C.            As a condition to the effectiveness of the ABL Credit Agreement and to secure the obligations of the ABL Borrowers and the ABL Guarantors (the ABL Borrowers, the ABL Guarantors and each other direct or indirect subsidiary or parent of the ABL Borrowers or any of their affiliates that is now or hereafter becomes a party to any ABL Document, collectively, the “ABL Credit Parties”) under and in connection with the ABL Documents, the ABL Credit Parties have granted to the ABL Agent (for the benefit of the ABL Secured Parties) Liens on the Collateral.

D.            Pursuant to that certain Credit Agreement dated as of the date hereof by and among Michaels Stores, Inc. (the “Term Borrower”), the Term Lenders and the Term Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, the “Term Credit Agreement”), the Term Lenders have agreed to make certain loans to the Term Borrower.

E.            Pursuant to certain guaranties each dated as of the date hereof (collectively, the “Term Guaranty) by the Term Guarantors (as hereinafter defined) in favor of the Term Secured Parties, the Term Guarantors have agreed to guarantee, inter alia, the payment and performance of the Term Borrower’s obligations under the Term Documents (as hereinafter defined).

F.             As a condition to the effectiveness of the Term Credit Agreement and to secure the obligations of the Term Borrower and the Term Guarantors (the Term Borrower, the Term Guarantors and each other direct or indirect subsidiary or parent of the Term Borrower or any of its affiliates that is now or hereafter becomes a party to any Term Document, collectively, the “Term Credit Parties”) under and in connection with the Term Documents, the Term Credit Parties have granted to the Term Agent (for the benefit of the Term Secured Parties) Liens on the Collateral.

G.            Each of the ABL Agent (on behalf of the ABL Secured Parties) and the Term Agent (on behalf of the Term Secured Parties) and, by their acknowledgment hereof, the ABL Credit Parties and the Term Credit Parties, desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1            UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined:  Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Financial Assets, Fixtures, General Intangibles, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Securities Accounts, Security Entitlements, Supporting Obligations and Tangible Chattel Paper.

Section 1.2            Other Definitions.  Subject to Section 1.1, as used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent”, “Administrative Agent” or “Collateral Agent” under any ABL Credit Agreement.

“ABL Bank Products Affiliate” shall mean any ABL Lender or any Affiliate of any ABL Lender that has entered into a Bank Products Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents, together with their respective successors, assigns and transferees (even if such ABL Lender subsequently ceases to be a lender under the ABL Credit Agreement for any reason).

“ABL Borrowers” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Cash Management Affiliate” shall mean any ABL Lender or any Affiliate of an ABL Lender that provides Cash Management Services to any of the ABL Credit Parties with the obligations of such ABL Credit Parties thereunder being secured by one or more ABL Collateral Documents, together with their respective successors, assigns and transferees (even if such ABL Lender subsequently ceases to be a lender under the ABL Credit Agreement for any reason).

“ABL Collateral Documents” shall mean all “Security Documents” as defined in the ABL Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with the ABL Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“ABL Credit Agreement” shall mean have the meaning assigned to such term in the recitals to this Agreement and shall include any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the ABL Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“ABL Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Documents” shall mean the ABL Credit Agreement, the ABL Guaranty, the ABL Collateral Documents, all Bank Products Agreements between any ABL Credit Party and any ABL Bank Products Affiliate, all Cash Management Services Agreements between any ABL Credit Party and any ABL Cash Management Affiliate, those other ancillary agreements as to which any ABL Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the ABL Agent or any other ABL Secured Party, in connection with any of the foregoing or any ABL Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“ABL Guarantors” shall mean the collective reference to (i) the Parent and each direct or indirect Subsidiary of the Parent other than any Excluded Subsidiary (but including Michaels of Canada, ULC and any other direct or indirect Canadian Subsidiary of Michaels Stores, Inc. which becomes an ABL Guarantor), and (ii) any other Person who becomes a guarantor under any ABL Guaranty.

“ABL Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any further guaranty made by an ABL Guarantor guaranteeing, inter alia, the payment and performance of the ABL Obligations.

“ABL Lenders” shall have the meaning assigned to that term in the introduction to this Agreement, as well as any Person designated as a “Lender” under any ABL Credit Agreement.

“ABL Obligations” shall mean all obligations of every nature of each ABL Credit Party from time to time owed to the ABL Secured Parties, or any of them, under any ABL Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such ABL Credit Party, would have accrued on any ABL Obligation, whether or not a claim is allowed against such ABL Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Swap Contracts, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the ABL Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“ABL Priority Collateral” shall mean all Collateral (other than Shared Collateral) consisting of the following (including for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws), would be ABL Priority Collateral):

(1)           all Accounts, other than Accounts which constitute identifiable proceeds of Term Priority Collateral;

(2)           all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper), other than Chattel Paper which constitutes identifiable proceeds of Term Priority Collateral;

(3)           (x) all Deposit Accounts (other than Term Loan Priority Accounts) and money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein, and (y) Securities Accounts (other than Term Loan Priority Accounts), Security Entitlements and Securities credited to such a Securities Account, and, in each case, all cash, checks and other property held therein or credited thereto; provided, however, that to the extent that identifiable proceeds of Term Priority Collateral are deposited in any such Deposit Accounts or Securities Accounts, such identifiable proceeds shall be treated as Term Priority Collateral;

(4)           all Inventory;

(5)           to the extent relating to, evidencing or governing any of the items referred to in the preceding clauses (1) through (4) constituting ABL Priority Collateral, all Documents, General Intangibles (other than any Intellectual Property), Instruments (including Promissory Notes) and Commercial Tort Claims; provided that to the extent any of the foregoing also relates to Term Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) through (4) shall be included in the ABL Priority Collateral;

(6) to the extent relating to any of the items referred to in the preceding clauses (1) through (5) constituting ABL Priority Collateral, all Supporting Obligations and Letter-of-Credit Rights; provided that to the extent any of the foregoing also relates to Term Priority Collateral only that portion related to the items referred to in the preceding clauses (1) through (5) shall be included in the ABL Priority Collateral;

(7)           all books and Records relating to the items referred to in the preceding clauses (1) through (6) constituting ABL Priority Collateral (including all books, databases, customer lists, engineer drawings, and Records, whether tangible or electronic, which contain any information relating to any of the items referred to in the preceding clauses (1) through (6)); and

(8)           all collateral security and guarantees with respect to any of the foregoing and all cash, Money, insurance proceeds, Instruments, Securities, Financial Assets and Deposit Accounts received as proceeds of any of the foregoing (such proceeds, “ABL Priority Proceeds”); provided, however, that no proceeds of ABL Priority Proceeds will constitute ABL Priority Collateral unless such proceeds of ABL Priority Proceeds would otherwise constitute ABL Priority Collateral.

“ABL Recovery” shall have the meaning set forth in Section 5.3(a).

“ABL Secured Parties” shall have the meaning to that term in the introduction to this Agreement.

“Affiliate” shall mean, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person specified.

“Agent(s)” means individually the ABL Agent or the Term Agent and collectively means both the ABL Agent and the Term Agent.

“Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Bank of America” shall have the meaning assigned to that term in the introduction to this Agreement.

“Bank Products” shall have the meaning provided in the ABL Credit Agreement.

“Bank Products Agreement” shall mean any agreement pursuant to which an ABL Bank Products Affiliate agrees to provide Bank Products.

“Bankruptcy Code” shall mean Title 11 of the United States Code , as now or hereafter in effect or any successor thereto.

“Borrower” shall mean any of the ABL Borrowers and the Term Borrower.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts or New York, New York are authorized or required by law to remain closed (or are in fact closed).

“Capital Stock” shall mean, as to any Person that is a corporation, the authorized shares of such Person’s capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the membership or other ownership interests in such Person, including the right to share in profits and losses, the right to receive distributions of cash and other property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise Control over such Person, collectively with, in any such case, all warrants, options and other rights to purchase or otherwise acquire, and all other instruments convertible into or exchangeable for, any of the foregoing.

“Cash Management Services” shall have the meaning provided in the ABL Credit Agreement.

“Cash Management Services Agreement” shall mean any agreement pursuant to which an ABL Cash Management Affiliate agrees to provide Cash Management Services.

“Collateral” shall mean all Property now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the ABL Agent or the Term Agent under any of the ABL Collateral Documents or the Term Collateral Documents, together with all rents, issues, profits, products and Proceeds thereof.

“Control” shall mean the possession, directly or indirectly, of the power (a) to vote 50% or more of the securities having ordinary voting power for the election of directors (or any similar governing body) of a Person, or (b) to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.

“Control Collateral” shall mean any Collateral consisting of any Certificated Security (as defined in Section 8-102 of the Uniform Commercial Code), Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Copyright Licenses” shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Credit Party or that such Credit Party otherwise has the right to license, or granting any right to any Credit Party under any Copyright now or hereafter owned by any third party, and all rights of such Credit Party under any such agreement.

“Copyrights” shall mean all of the following now owned or hereafter acquired by or assigned to any Credit Party:  (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, whether registered or unregistered and whether published or unpublished, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule IV to the Security Agreements from the Credit Parties in favor of the ABL Agent and the Term Agent, respectively, and all (i) rights and privileges arising under applicable law with respect to such Credit Party’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Credit Documents” shall mean the ABL Documents and the Term Documents.

“Credit Parties” shall mean the ABL Credit Parties and the Term Credit Parties.

“Debtor Relief Laws” shall mean the Bankruptcy Code and for Canadian purposes, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditor Arrangement Act (Canada) and the Winding-up Act (Canada), each as now or hereafter in effect or any successor thereto, as well as all other liquidation, conservatorship, bankruptcy, assignment for benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States federal or state law or of any applicable foreign law from time to time in effect affecting the rights of creditors generally.

“DIP Financing” shall have the meaning set forth in Section 6.1(a).

“Discharge of ABL Obligations” shall mean (a) the payment in full in cash of all outstanding ABL Obligations excluding contingent indemnity obligations with respect to then unasserted claims but including, with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), the cancellation of such letters of credit or the delivery or provision of money or backstop letters of credit in respect thereof in compliance with the terms of any ABL Credit Agreement (which shall not exceed an amount equal to 101.5% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all commitments to extend credit under the ABL Documents.

“Discharge of Term Obligations” shall mean the payment in full in cash of all outstanding Term Obligations (other than contingent indemnity obligations with respect to then unasserted claims).

“Domain Names” means all Internet domain names and associated URL addresses in or to which any Credit Party now or hereafter has any right, title or interest.

“Enforcement Notice” shall mean a written notice delivered by either the ABL Agent or the Term Agent to the other announcing that an Enforcement Period has commenced.

“Enforcement Period” shall mean the period of time following the receipt by either the ABL Agent or the Term Agent of an Enforcement Notice from the other and continuing until the earliest of (a) in case of an Enforcement Period commenced by the Term Agent, the Discharge of Term Obligations, (b) in the case of an Enforcement Period commenced by the ABL Agent, the Discharge of ABL Obligations, or (c) the ABL Agent or the Term Agent (as applicable) terminate, or agree in writing to terminate, the Enforcement Period.

“Equipment” shall mean (x) any “equipment” as such term is defined in Article 9 of the Uniform Commercial Code, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, appliances, furniture, fixtures, tools, and vehicles now or hereafter owned by any Credit Party in each case, regardless of whether characterized as equipment under the Uniform Commercial Code (but excluding any such items which constitute Inventory), and (y) and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefore, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Event of Default” shall mean an Event of Default as defined in the ABL Credit Agreement or the Term Credit Agreement, as applicable.

“Exercise of Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a)           the taking by any Secured Party of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code or under the provisions of the PPSA or other applicable law;

(b)           the exercise by any Secured Party of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c)           the taking of any action by any Secured Party or the exercise of any right or remedy by any Secured Party in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d)           the appointment on the application of a Secured Party, of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e)           the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale conducted by a Secured Party or any other means at the direction of a Secured Party permissible under applicable law;

(f)            the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code or under provisions of similar effect under the PPSA or other applicable law; and

(g)           the exercise by a Secured Party of any voting rights relating to any Capital Stock included in the Collateral.

For the avoidance of doubt, none of the following shall be deemed to constitute an Exercise of Secured Creditor Remedies: (i) the filing of a proof of claim in any Insolvency Proceeding or seeking adequate protection, (ii) the exercise of rights by the ABL Agent upon the occurrence of a Cash Dominion Event (as defined in the ABL Credit Agreement), including, without limitation, the notification of account debtors, depository institutions or any other Person to deliver proceeds of Collateral to the ABL Agent, (iii) the consent by the ABL Agent to a store closing sale, going out of business sale or other disposition by any Credit Party of any of the ABL Priority Collateral, (iv) the reduction of advance rates or sub-limits by the ABL Agent and the

ABL Lenders, or (v) the imposition of Reserves (as defined in the ABL Credit Agreement) by the ABL Agent.

“Financing Lease” shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP (as defined in the ABL Credit Agreement as in effect n the date hereof) to be capitalized on a balance sheet of the lessee.

“Foreign Subsidiary” shall mean any Subsidiary of the Parent that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia, or any of its territories or possessions, provided, that the term “Foreign Subsidiary” shall not include any such Subsidiary which is a Guarantor.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantor” shall mean any of the ABL Guarantors or Term Guarantors.

“Holdco” means a holding company formed to be the direct parent of Michaels Stores, Inc., the primary purpose of which is to own 100% of the Capital Stock of Michaels Stores, Inc.

“Indebtedness”  shall mean (i) all obligations of a Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (ii) the maximum amount (after giving effect to any prior drawings which may have been reimbursed or reductions) of all letters of credit, bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (iii) obligations of such Person under any Swap Contract or hedge agreement; (iv) indebtedness secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse, and (v) any guarantees of the foregoing.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under any Debtor Relief Laws.

“Intellectual Property” shall mean all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Credit Party, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, Trade Secrets, confidential or proprietary technical and business information, know how, show how or other data or information, software,  databases, all other proprietary information, including but not limited to Domain Names, and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Lender(s)” means individually, the ABL Lenders or the Term Lenders and collectively means all of the ABL Lenders and the Term Lenders.

“License” means any Patent License, Trade Secret License, Trademark License, Copyright License or other license or sublicense agreement to which any Credit Party is a party.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any Financing Lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Lien Priority” shall mean with respect to any Lien of the ABL Secured Parties or the Term Secured Parties in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Parent” shall mean Michaels Stores, Inc. unless and until Holdco is established and executes an acknowledgement of this Agreement in the form annexed hereto, from and after which “Parent” shall mean Holdco.

“Party” shall mean the ABL Agent or the Term Agent, and “Parties” shall mean both the ABL Agent and the Term Agent.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Credit Party or that any Credit Party otherwise has the right to license, is in existence, or granting to any Credit Party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Credit Party under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Credit Party:  (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV to the Security Agreements from the Credit Parties in favor of the ABL Agent and the Term Agent, respectively, and (b)(i) rights and privileges arising under applicable law with respect to such Credit Party’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Person” shall mean an individual, partnership, corporation, limited liability company, unlimited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“PPSA” shall mean the Personal Property Security Act of Ontario (or any successor thereto) or similar legislation of any other Canadian jurisdiction, including, without limitation, the Civil Code of Quebec, the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, opposability, validity or effect of security interests.

“Priority Collateral” shall mean the ABL Priority Collateral or the Term Priority Collateral, as applicable.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Pro Rata” shall mean with respect to the ABL Secured Parties and the Term Secured Parties, the percentage obtained by dividing (i) the aggregate amount of the then outstanding ABL Obligations plus any then unused commitments therefor or Term Obligations, as applicable, by (ii) the sum of the ABL Obligations plus any then unused commitments therefor and the Term Obligations provided, however, that if any such commitment of an ABL Lender has been terminated, then in calculating “Pro Rata” the unused commitments of the ABL Lender shall not be included.

“Real Property” shall mean any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property.

“Secured Parties” shall mean the ABL Secured Parties and the Term Secured Parties.

“Security” shall mean any “security” as such term is defined in Article 8 of the Uniform Commercial Code, any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Shared Collateral” means all amounts paid by the holder of Subordinated Indebtedness (including, without limitation, under the Senior Subordinated Notes and the Subordinated Discount Notes, as each of those terms is defined in the ABL Credit Agreement as in effect on the date hereof) to any Party pursuant to the subordination provisions of the instruments, documents and agreements evidencing such Subordinated Indebtedness.

“Subordinated Indebtedness” shall mean Indebtedness which is expressly subordinated in right of payment to the prior payment in full of the ABL Obligations and the Term Obligations on terms reasonably acceptable to the Agents.

“Subsidiary” shall mean with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity (a) of which Capital Stock representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Swap Contract” has the meaning set forth in the ABL Credit Agreement.

“Term Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent”, “Administrative Agent” or “Collateral Agent” under any Term Credit Agreement.

“Term Borrower” shall have the meaning assigned to that term in the introduction to this Agreement.

“Term Collateral Documents” shall mean all “Collateral Documents” as defined in the Term Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Term Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Term Credit Agreement” shall have the meaning assigned to that term in the recitals to this Agreement and shall include any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Term Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“Term Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“Term Documents” shall mean the Term Credit Agreement, the Term Guaranties, the Term Collateral Documents, any Term Hedging Agreements between any Term Credit Party and any Term Hedging Affiliate, those other ancillary agreements as to which any Term Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Term Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Term Agent, in connection with any of the foregoing or any Term Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Term Guarantors” shall mean the collective reference to (i) the Parent and each Subsidiary of the Parent, other than any Excluded Subsidiary (but including Michaels of Canada, ULC and any other direct or indirect Canadian Subsidiary of Michaels Stores, Inc. which becomes a Term Guarantor), and (ii) any other Person who becomes a guarantor under any Term Guaranty.

“Term Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any further guaranty made by a Term Guarantor guaranteeing, inter alia, the payment and performance of the Term Obligations.

“Term Hedging Affiliate” shall mean any Term Lender or any affiliate of any Term Lender that has entered into a Term Hedging Agreement with an Term Credit Party with the obligations of such Term Credit Party thereunder being secured by one or more Term Collateral Documents, together with their respective successors, assigns and transferees (even if such Term Lender subsequently ceases to be a lender under the Term Credit Agreement for any reason).

“Term Hedging Agreement” means any “Secured Hedge Agreement” as defined in the Term Credit Agreement.

“Term Lenders” shall have the meaning assigned to that term in the introduction to this Agreement, as well as any Person designated as a “Lender” under any Term Credit Agreement.

“Term Loan Priority Accounts” means any Deposit Accounts or Securities Accounts that are intended to solely contain identifiable proceeds of the Term Priority Collateral (it being understood that any property in such Deposit Accounts or Securities Accounts which is not identifiable proceeds of Term Priority Collateral shall not be Term Priority Collateral solely by virtue of being on deposit in any such Deposit Account or Securities Account).

“Term Obligations” shall mean all obligations of every nature of each Term Credit Party from time to time owed to the Term Secured Parties or any of them, under any Term Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Term Credit Party, would have accrued on any Term Obligation, whether or not a claim is allowed against such Term Credit Party for such interest in the related bankruptcy proceeding), payments for early termination of Term Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Term Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Term Priority Collateral” shall mean all Collateral other than ABL Priority Collateral and Shared Collateral consisting of the following (including for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Term Priority Collateral):

(1)           all Equipment, Fixtures, Real Property, Intellectual Property and Investment Property (other than any Investment Property described in clauses 3(y) and 8 of the definition of ABL Priority Collateral);

(2)           except to the extent constituting ABL Priority Collateral, all Instruments, Commercial Tort Claims, Documents and General Intangibles,

(3)           all other Collateral, other than the ABL Priority Collateral (including ABL Priority Proceeds) and Shared Collateral, and

(4)           all collateral security and guarantees with respect to the foregoing, and all cash, Money, insurance proceeds, Instruments, Securities, Financial Assets and Deposit Accounts received as proceeds of any Collateral, other than the Shared Collateral and the ABL Priority Collateral (including ABL Priority Proceeds) (such proceeds, “Term Priority Proceeds”).

“Term Recovery” shall have the meaning set forth in Section 5.3(b).

“Term Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“Trade Secret Licenses” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Credit Party of any right in or to Trade Secrets, to the extent that a grant of a security interest in such Trade Secret License is not prohibited by applicable law or the applicable Trade Secret License.

“Trade Secrets” shall mean with respect to any Credit Party, all of such Credit Party’s right, title and interest in and to all United States and foreign trade secrets, including know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including (a) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including payments under all licenses, non disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (b) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Credit Party or that any Credit Party otherwise has the right to license, or granting to any Credit Party any right to use any Trademark now or hereafter owned by any third party, and all rights of any Credit Party under any such agreement.

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Credit Party:  (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted, acquired or assigned to, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule IV to the Security Agreements from the Credit Parties in favor of the ABL Agent and the Term Agent, respectively, and (b) any and all (i) rights and privileges arising under applicable law with respect to such Credit Party’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that, to the extent that personal property security laws as enacted and in effect in any foreign jurisdiction (including, without limitation, the PPSA) contains and is used to define terms which are defined in the Uniform Commercial Code and mentioned in Section 1.1 hereof, and such term is defined differently in such foreign personal property security laws, the definition of such term contained in the Uniform Commercial Code shall govern to the extent of any conflict or inconsistency; and provided further that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“Use Period” means the period commencing on the date that the ABL Agent (or an ABL Credit Party acting with the consent of the ABL Agent) commences the liquidation and sale of the ABL Priority Collateral in a manner as provided in Section 3.6 (having theretofore furnished the Term Agent with an Enforcement Notice) and ending 180 days thereafter. If any stay or other order that prohibits any of the ABL Agent, the other ABL Secured Parties or any ABL Credit Party (with the consent of the ABL Agent) from commencing and continuing to Exercise Any Secured Creditor Remedies or to liquidate and sell the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order and the Use Period shall be so extended.

Section 1.3            Rules of Construction.  Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation.

ARTICLE 2
LIEN PRIORITY

Section 2.1            Priority of Liens.

(a)           Subject to the provisos in subclauses (b) and (c) of Section 4.1, notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Secured Parties in respect of all or any portion of the Collateral or of any Liens granted to the Term Secured Parties in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agent or the Term Agent (or ABL Secured Parties or Term Secured Parties) in any Collateral, (iii) any provision of the Uniform Commercial Code, the PPSA, Debtor Relief Laws or any other applicable law, or of the ABL Documents or the Term Documents, (iv) whether the ABL Agent or the Term Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the date on which the ABL Obligations or the Term Obligations are advanced or made available to the Credit Parties, (vi) the fact that any such Liens in favor of the ABL Agent or the ABL Lenders or the Term Agent or the Term Lenders securing any of the ABL Obligations or Term Obligations, respectively, are (x) subordinated to any Lien securing any obligation of any Credit Party other than the Term Obligations or the ABL Obligations, respectively, or (y) otherwise subordinated, voided, avoided, invalidated or lapsed, or (vii) any other circumstance of any kind or nature whatsoever, the ABL Agent, on behalf of itself and the ABL Secured Parties, and the Term Agent, on behalf of itself and the Term Secured Parties, hereby agree that:

(1)           any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the Term Agent or any Term Secured Party that secures all or any portion of the Term Obligations shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the ABL Secured Parties in the ABL Priority Collateral to secure all or any portion of the ABL Obligations;

(2)           any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens granted to the Term Agent or any Term Secured Party in the ABL Priority Collateral to secure all or any portion of the Term Obligations;

(3)           any Lien in respect of all or any portion of the Term Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to the Term Agent and the Term Secured Parties in the Term Priority Collateral to secure all or any portion of the Term Obligations; and

(4)           any Lien in respect of all or any portion of the Term Priority Collateral now or hereafter held by or on behalf of the Term Agent or any Term Secured Party that secures all or any portion of the Term Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Secured Party in the Term Priority Collateral to secure all or any portion of the ABL Obligations.

(b)           Notwithstanding any failure by any ABL Secured Party or Term Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the ABL Secured Parties or the Term Secured Parties but, for the avoidance of doubt, subject to the provisos in subclauses (b) and (c) of Section 4.1, the priority and rights as between the ABL Secured Parties and the Term Secured Parties with respect to the Collateral shall be as set forth herein.

(c)           The Parties agree that their respective rights in the Shared Collateral are of equal priority.  Any amounts received on account of the Shared Collateral shall be distributed as provided in Section 4.1(d).

(d)           The Term Agent, for and on behalf of itself and the Term Secured Parties, acknowledges and agrees that, concurrently herewith, the ABL Agent, for the benefit of itself and the ABL Secured Parties, has been, or may be, granted Liens upon all of the Collateral in which the Term Agent has been granted Liens and the Term Agent hereby consents thereto.  The ABL Agent, for and on behalf of itself and the ABL Secured Parties, acknowledges and agrees that, concurrently herewith, the Term Agent, for the benefit of itself and the Term Secured Parties, has been, or may be, granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto.  The subordination of Liens by the Term Agent and the ABL Agent in favor of one another as set forth herein shall not be deemed to subordinate the Term Agent’s Liens or the ABL Agent’s Liens to the Liens of any other Person nor be affected by the subordination of such Liens to any other Lien.

Section 2.2            Waiver of Right to Contest Liens.

(a)           The Term Agent, for and on behalf of itself and the Term Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Secured Parties in respect of the Collateral or the provisions of this Agreement.  The Term Agent, for itself and on behalf of the Term Secured Parties, agrees that none of the Term Agent or the Term Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Secured Party under the ABL Documents with respect to the ABL Priority Collateral.  The Term Agent, for itself and on behalf of the Term Secured Parties, hereby waives any and all rights it or the Term Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Lender seeks to enforce its Liens in any ABL Priority Collateral.  The foregoing shall not be construed to prohibit the Term Agent from enforcing the provisions of this Agreement.

(b)           The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Term Agent or the Term Secured Parties in respect of the Collateral or the provisions of this Agreement.  Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Secured Parties, agrees that none of the ABL Agent or the ABL Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Term Agent or any Term Secured Party under the Term Documents with respect to the Term Priority Collateral.  The ABL Agent, for itself and on behalf of the ABL Secured Parties, hereby waives any and all rights it or the ABL Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Term Agent or any Term Secured Party seeks to enforce its Liens in any Term Priority Collateral.  The foregoing shall not be construed to prohibit the ABL Agent from enforcing the provisions of this Agreement.

Section 2.3            Remedies Standstill.

(a)           The Term Agent, on behalf of itself and the Term Secured Parties, agrees that, from the date hereof until the date upon which the Discharge of ABL Obligations shall have occurred, neither the Term Agent nor any Term Secured Party will Exercise Any Secured Creditor Remedies with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent, and will not take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by the Term Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly (but in no event later than five Business Days after receipt) remitted to the ABL Agent.  From and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), the Term Agent or any Term Secured Party may Exercise Any Secured Creditor Remedies under the Term Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Term Agent or the Term Secured Parties is at all times subject to the provisions of this Agreement.

(b)           The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, from the date hereof until the date upon which the Discharge of Term Obligations shall have occurred, neither the ABL Agent nor any ABL Secured Party will Exercise Any Secured Creditor Remedies with respect to the Term Priority Collateral without the written consent of the Term Agent, and will not take, receive or accept any Proceeds of the Term Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of Term Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly (but in no event later than five Business Days after receipt) remitted to the Term Agent.  From and after the date upon which the Discharge of Term Obligations shall have occurred (or prior thereto upon obtaining the written consent of the Term Agent), the ABL Agent or any ABL Secured Party may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Term Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or the ABL Secured Parties is at all times subject to the provisions of this Agreement.

(c)           Notwithstanding the provisions of Sections 2.3(a), 2.3(b) or any other provision of this Agreement, nothing contained herein shall be construed to prevent (i) any Agent or any Secured Party from filing a claim or statement of interest with respect to the ABL Obligations or Term Obligations owed to it in any Insolvency Proceeding commenced by or against any Credit Party, (ii) take any action (not adverse to the priority status of the Liens of the other Agent or other Secured Parties on the Collateral in which such other Agent or other Secured Party has a priority Lien or the rights of the other Agent or any of the other Secured Parties to Exercise Any Secured Creditor Remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce its Lien) on any Collateral, (iii) file any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Agent or Secured Party, (iv) file any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of the Credit Parties arising under any Insolvency Proceeding or applicable non-bankruptcy law, (vi) vote on any plan of reorganization or file any proof of claim in any Insolvency Proceeding of any Credit Party, or (vii) object to the proposed retention of Collateral by the other Agent or any other Secured Party in full or partial satisfaction of any ABL Obligations or Term Obligations due to such other Agent or Secured Party, in each case (i) through (vii) above to the extent not inconsistent with the terms of this Agreement.

Section 2.4            Exercise of Rights.

(a)           No Other Restrictions.  Except as expressly set forth in this Agreement, each Term Secured Party and each ABL Secured Party shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies; provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement.  The ABL Agent may enforce the provisions of the ABL Documents, the Term Agent may enforce the provisions of the Term Documents and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law; provided, however, that each of the ABL Agent and the Term Agent agrees to provide to the other (x) an Enforcement Notice prior to the commencement of an Exercise Any Secured Creditor Remedies and (y) copies of any notices that it is required under applicable law to deliver to any Borrower or any Guarantor; provided further, however, that the ABL Agent’s failure to provide any such copies to the Term Agent (but not the Enforcement Notice) shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents and the Term Agent’s failure to provide any such copies to the ABL Agent (but not the Enforcement Notice) shall not impair any of the Term Agent’s rights hereunder or under any of the Term Documents.  Each of the Term Agent, each Term Secured Party, the ABL Agent and each ABL

Secured Party agrees (i) that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, in the case of the Term Agent and each Term Secured Party, against either the ABL Agent or any other ABL Secured Party, and in the case of the ABL Agent and each other ABL Secured Party, against either the Term Agent or any other Term Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken, or (ii) it will not be a petitioning creditor or otherwise assist in the filing of an involuntary Insolvency Proceeding.

(b)           Release of Liens.

(i)            In the event of (A) any private or public sale of all or any portion of the ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by the ABL Agent or with the consent of the ABL Agent (other than in connection with a refinancing as described in Section 5.2(c)), or (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral (other than in connection with a refinancing as described in Section 5.2(c)), so long as such sale, transfer or other disposition is then permitted by the ABL Documents or consented to by the requisite ABL Lenders, irrespective of whether an Event of Default has occurred, the Term Agent agrees, on behalf of itself and the Term Lenders that such sale, transfer or other disposition will be free and clear of the Liens on such ABL Priority Collateral securing the Term Obligations, and the Term Agent’s and the Term Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the ABL Secured Parties’ Liens on such ABL Priority Collateral.  In furtherance of, and subject to, the foregoing, the Term Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the ABL Agent in connection therewith.  The Term Agent hereby appoints the ABL Agent and any officer or duly authorized person of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Term Agent and in the name of the Term Agent or in the ABL Agent’s own name, from time to time, in the ABL Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(ii)           In the event of (A) any private or public sale of all or any portion of the Term Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Term Agent (other than in connection with a refinancing as described in Section 5.2(c)), or (B) any sale, transfer or other disposition of all or any portion of the Term Priority Collateral (other than in connection with a refinancing as described in Section 5.2(c)), so long as such sale, transfer or other disposition is then permitted by the Term Documents or consented to by the requisite Term Lenders, irrespective of whether an Event of Default has occurred, the ABL Agent agrees, on behalf of itself and the ABL Lenders, that such sale, transfer or disposition will be free and clear of the Liens on such Term Priority Collateral securing the ABL Obligations and the ABL Agent’s and the ABL Secured Parties’ Liens with respect to the

ABL Priority Collateral so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the Term Secured Parties’ Liens on such Term Priority Collateral.  In furtherance of, and subject to, the foregoing, the ABL Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the Term Agent in connection therewith.  The ABL Agent hereby appoints the Term Agent and any officer or duly authorized person of the Term Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the ABL Agent and in the name of the ABL Agent or in the Term Agent’s own name, from time to time, in the Term Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 2.5            No New Liens.  (a)  Until the date upon which the Discharge of ABL Obligations shall have occurred, the parties hereto agree that no Term Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any Term Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents.  If any Term Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Term Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, then the Term Agent (or the relevant Term Secured Party) shall, without the need for any further consent of any other Term Secured Party, any Term Borrower or any Term Guarantor and notwithstanding anything to the contrary in any other Term Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien.

(b)           Until the date upon which the Discharge of Term Obligations shall have occurred, the parties hereto agree that no ABL Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of the Term Agent under the Term Documents.  If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of the Term Agent under the Term Documents, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party, any ABL Borrower or any ABL Guarantor and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such Lien as agent or bailee for the benefit of the Term Agent as security for the Term Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Term Agent in writing of the existence of such Lien.

Section 2.6            Waiver of Marshalling.

(a)           Until the Discharge of ABL Obligations, the Term Agent, on behalf of itself and the Term Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(b)           Until the Discharge of Term Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE 3
ACTIONS OF THE PARTIES

Section 3.1            Certain Actions Permitted. The Term Agent and the ABL Agent may make such demands or file such claims in respect of the Term Obligations or the ABL Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time.  Nothing in this Agreement shall prohibit the receipt by the Term Agent or any Term Secured Party of the required payments of interest, principal and other amounts owed in respect of the Term Obligations so long as such receipt is not the direct or indirect result of the exercise by the Term Agent or any Term Secured Party of rights or remedies as a secured creditor (including set-off) with respect to ABL Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them.  Nothing in this Agreement shall prohibit the receipt by the ABL Agent or any ABL Secured Party of the required payments of interest, principal and other amounts owed in respect of the ABL Obligations so long as such receipt is not the direct or indirect result of the exercise by the ABL Agent or any ABL Secured Party of rights or remedies as a secured creditor (including set-off) with respect to Term Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them.

Section 3.2            Agent for Perfection. The ABL Agent, for and on behalf of itself and each ABL Secured Party, and the Term Agent, for and on behalf of itself and each Term Secured Party, as applicable, each agree to hold all Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as agent for the other solely for the purpose of perfecting the security interest granted to each in such Collateral, subject to the terms and conditions of this Section 3.2.  None of the ABL Agent, the ABL Secured Parties, the Term Agent, or the Term Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the Collateral is genuine or owned by any Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person.  The duties or responsibilities of the ABL Agent and the Term Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral as agent for the other Party for purposes of perfecting the Lien held by the Term Agent or the ABL Agent, as applicable.  The ABL Agent is not and shall not be deemed to be a fiduciary of any kind for the Term Secured Parties or any other Person.  Without limiting the generality of the foregoing, the ABL Secured Parties shall not be obligated to see to the application of any Proceeds of the Term Priority Collateral deposited into any Deposit Account or be answerable in any way for the misapplication thereof.  The Term Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Secured Parties, or any other Person.

Section 3.3            Sharing of Information and Access.  In the event that the ABL Agent shall, in the exercise of its rights under the ABL Collateral Documents or otherwise, receive possession or control of any books and records of any Term Credit Party which contain information identifying or pertaining to the Term Priority Collateral, the ABL Agent shall, upon request from the Term Agent and as promptly as practicable thereafter, either make available to the Term Agent such books and records for inspection and duplication or provide to the Term Agent copies thereof.  In the event that the Term Agent shall, in the exercise of its rights under the Term Collateral Documents or otherwise, receive possession or control of any books and records of any ABL Credit Party which contain information identifying or pertaining to any of the ABL Priority Collateral, the Term Agent shall, upon request from the ABL Agent and as promptly as practicable thereafter, either make available to the ABL Agent such books and records for inspection and duplication or provide the ABL Agent copies thereof.

Section 3.4            Insurance.  Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds.  The ABL Agent and the Term Agent shall each be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to the Collateral.  The ABL Agent shall have the sole and exclusive right, as against the Term Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral.  The Term Agent shall have the sole and exclusive right, as against the ABL Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Term Priority Collateral.  If any insurance claim includes both ABL Priority Collateral and Term Priority Collateral, the insurer will not settle such claim separately with respect to ABL Priority Collateral and Term Priority Collateral, and if the Parties are unable after negotiating in good faith to agree on the settlement for such claim, either Party may apply to a court of competent jurisdiction to make a determination as to the settlement of such claim, and the court’s determination shall be binding upon the Parties.  All proceeds of such insurance shall be remitted to the ABL Agent or the Term Agent, as the case may be, and each of the Term Agent and ABL Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof.

Section 3.5            No Additional Rights For the Credit Parties Hereunder.  Except as provided in Section 3.6, if any ABL Secured Party or Term Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party or Term Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Term Secured Party.

Section 3.6            Inspection and Access Rights.  (a)  Without limiting any rights the ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement, in the event of any liquidation of the ABL Priority Collateral (or any other Exercise of Any Secured Creditor Remedies by the ABL Agent) and whether or not the Term Agent or any other Term Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies of the Term Agent, the ABL Agent or any other Person (including any ABL Credit Party) acting with the consent, or on behalf, of the ABL Agent, shall have the right (a) during normal business hours on any Business Day, to access ABL Priority Collateral that (i) is stored or located in or on, (ii) has become an accession with respect to (within the meaning of

Section 9-335 of the Uniform Commercial Code), or (iii) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code), Term Priority Collateral, and (b) during the Use Period, shall have the right to use the Term Priority Collateral (including, without limitation, Equipment, Fixtures, Intellectual Property, General Intangibles and Real Property), each of the foregoing in order to assemble, inspect, copy or download information stored on, take actions to perfect its Lien on, complete a production run of Inventory involving, take possession of, move, prepare and advertise for sale, sell (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in the any ABL Credit Party’s business), store or otherwise deal with the ABL Priority Collateral, in each case without notice to, the involvement of or interference by any Term Secured Party or liability to any Term Secured Party.  In the event that any ABL Secured Party has commenced and is continuing the Exercise of Any Secured Creditor Remedies with respect to any ABL Priority Collateral or any other sale or liquidation of the ABL Priority Collateral has been commenced by an ABL Credit Party (with the consent of the ABL Agent), the Term Agent may not sell, assign or otherwise transfer the related Term Priority Collateral prior to the expiration of the Use Period, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.6.

(b)           During the period of actual occupation, use and/or control by the ABL Secured Parties and/or the ABL Agent (or their respective employees, agents, advisers and representatives) of any Term Priority Collateral, the ABL Secured Parties and the ABL Agent shall be obligated to repair at their expense any physical damage (but not any diminution in value) to such Term Priority Collateral resulting from such occupancy, use or control, and to leave such Term Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted.  Notwithstanding the foregoing, in no event shall the ABL Secured Parties or the ABL Agent have any liability to the Term Secured Parties and/or to the Term Agent pursuant to this Section 3.6 as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Priority Collateral existing prior to the date of the exercise by the ABL Secured Parties (or the ABL Agent, as the case may be) of their rights under Section 3.6 and the ABL Secured Parties shall have no duty or liability to maintain the Term Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Secured Parties, or for any diminution in the value of the Term Priority Collateral that results from ordinary wear and tear resulting from the use of the Term Priority Collateral by the ABL Secured Parties in the manner and for the time periods specified under this Section 3.6.  Without limiting the rights granted in this Section 3.6, the ABL Secured Parties and the ABL Agent shall cooperate with the Term Secured Parties and/or the Term Agent in connection with any efforts made by the Term Secured Parties and/or the Term Agent to sell the Term Priority Collateral.

(c)           The ABL Agent and the ABL Secured Parties shall not be obligated to pay any amounts to the Term Agent or the Term Secured Parties (or any person claiming by, through or under the Term Secured Parties, including any purchaser of the Term Priority Collateral) or to the ABL Credit Parties, for or in respect of the use by the ABL Agent and the ABL Secured Parties of the Term Priority Collateral.

(d)           The ABL Secured Parties shall (i) use the Term Priority Collateral in accordance with applicable law; (ii) insure for damage to property and liability to persons, including property and liability insurance for the benefit of the Term Secured Parties; and (iii) indemnify the Term Secured Parties from any claim, loss, damage, cost or liability arising from the ABL Secured Parties’ use of the Term Priority Collateral (except for those arising from the gross negligence or willful misconduct of any Term Secured Party).

(e)           The Term Agent and the other Term Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the ABL Agent and the other ABL Secured Parties from exercising the rights described in Section 3.6(a) hereof.

(f)            Subject to the terms hereof, the Term Agent may advertise and conduct public auctions or private sales of the Term Priority Collateral without notice (except as required by applicable law) to any ABL Secured Party, the involvement of or interference by any ABL Secured Party or liability to any ABL Secured Party as long as, in the case of an actual sale, the respective purchaser assumes and agrees to the obligations of the Term Agent and the Term Secured Parties under this Section 3.6.

Section 3.7            Tracing of and Priorities in Proceeds. The ABL Agent, for itself and on behalf of the ABL Secured Parties, and the Term Agent, for itself and on behalf of the Term Secured Parties, further agree that prior to an issuance of any notice of Exercise of Any Secured Creditor Remedies by such Secured Party (unless a bankruptcy or insolvency Event of Default then exists), any proceeds of Collateral, whether or not deposited under control agreements, which are used by any Credit Party to acquire other property which is Collateral shall not (solely as between the Agents and the Lenders) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired.

Section 3.8            Payments Over.

(a)           So long as the Discharge of Term Obligations has not occurred, any Term Priority Collateral or Proceeds thereof not constituting ABL Priority Collateral received by the ABL Agent or any other ABL Secured Party in connection with the exercise of any right or remedy (including set off) relating to the Term Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Term Agent for the benefit of the Term Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The Term Agent is hereby authorized to make any such endorsements as agent for the ABL Agent or any such other ABL Secured Parties.  This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

(b)           So long as the Discharge of ABL Obligations has not occurred, any ABL Priority Collateral or Proceeds thereof not constituting Term Priority Collateral received by the Term Agent or any Term Secured Parties in connection with the exercise of any right or remedy (including set off) relating to the ABL Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the ABL Agent for the benefit of the ABL Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The ABL Agent is hereby authorized to make any such endorsements as agent for the Term Agent or any such Term Secured Parties.  This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

ARTICLE 4
APPLICATION OF PROCEEDS

Section 4.1            Application of Proceeds.

(a)           Revolving Nature of ABL Obligations.  The Term Agent, for and on behalf of itself and the Term Secured Parties, expressly acknowledges and agrees that (i) the ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Collateral or the release of any Lien by the ABL Agent upon any portion of the Collateral in connection with a permitted disposition by the ABL Credit Parties under any ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Term Secured Parties and without affecting the provisions hereof; and (iii) all Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Secured Party) or the Term Agent (or any Term Secured Party) commences the Exercise of Any Secured Creditor Remedies, all amounts received by the ABL Agent or any ABL Lender shall be applied as specified in this Section 4.1.  The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Term Obligations, or any portion thereof.

(b)           Application of Proceeds of ABL Priority Collateral.  The ABL Agent and the Term Agent hereby agree that all ABL Priority Collateral, ABL Priority Proceeds and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the ABL Priority Collateral shall be applied, first, to the payment of costs and expenses of the ABL Agent in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred,

third, to the payment of the Term Obligations, and

fourth, the balance, if any, to the Credit Parties or as a court of competent jurisdiction may direct.

provided that in connection with an Insolvency Proceeding, the Lien granted in favor of the ABL Agent or the ABL Secured Parties in respect of such ABL Priority Collateral has been voided, avoided, subordinated, or otherwise invalidated by a court of competent jurisdiction and the provisions of Section 5.3 would not be effective, the proceeds received with respect to the ABL Priority Collateral subject to avoidance, subordination or invalidation shall be applied, to the extent permitted under applicable law, to the payment of the Term Obligations in accordance with the Term Documents until Discharge of Term Obligations shall have occurred.

(c)           Application of Proceeds of Term Priority Collateral.  The ABL Agent and the Term Agent hereby agree that all Term Priority Collateral, Term Priority Proceeds and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the Term Priority Collateral shall be applied, first, to the payment of costs and expenses of the Term Agent in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the Term Obligations in accordance with the Term Documents until the Discharge of Term Obligations shall have occurred,

third, to the payment of the ABL Obligations; and

fourth, the balance, if any, to the Credit Parties or as a court of competent jurisdiction may direct.

provided that in connection with an Insolvency Proceeding, the Lien granted in favor of the Term Agent or the Term Secured Parties in respect of such Term Priority Collateral has been voided, avoided, subordinated, or otherwise invalidated by a court of competent jurisdiction and the provisions of Section 5.3 would not be effective, the proceeds received with respect to the Term Priority Collateral subject to avoidance, subordination or invalidation shall be applied, to the extent permitted under applicable law, to the payment of the ABL Obligations in accordance with the ABL Documents until Discharge of ABL Obligations shall have occurred.

(d)           Application of Proceeds of Shared Collateral.  The ABL Agent and the Term Agent hereby agree that all Shared Collateral and all Proceeds thereof, received by either of them shall be applied, first, to the payment of costs and expenses of the Agents in connection with the enforcement and realization upon such Shared Collateral, and second, to the payment of the Term Obligations and the ABL Obligations Pro Rata.

(e)           Limited Obligation or Liability.  In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to the Term Agent or to any Term Secured Party, and the Term Agent shall have no obligation or liability to the ABL Agent or any ABL Secured Party, regarding the adequacy of any Proceeds or for any action or omission, except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.  Notwithstanding anything to the contrary herein contained, none of the Parties hereto waives any claim that it may have against a Secured Party on the grounds that any sale, transfer or other disposition by the Secured Party was not commercially reasonable in every respect as required by the Uniform Commercial Code or the PPSA.

(f)            Turnover of Collateral After Discharge.  Upon the Discharge of ABL Obligations, the ABL Agent shall deliver to the Term Agent or shall execute such documents as the Term Agent may reasonably request (at the expense of the Term Borrower) to enable the Term Agent to have control over any Control Collateral still in the ABL Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.  Upon the Discharge of Term Obligations, the Term Agent shall deliver to the ABL Agent or shall execute such documents as the ABL Agent may reasonably request (at the expense of the ABL Borrowers) to enable the ABL Agent to have control over any Control Collateral still in the Term Agent’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

Section 4.2            Specific Performance.  Each of the ABL Agent and the Term Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when the other Party shall have failed to comply with any of the provisions of this Agreement applicable to it.  Each of the ABL Agent, for and on behalf of itself and the ABL Secured Parties, and the Term Agent, for and on behalf of itself and the Term Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5
INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1                                   Notice of Acceptance and Other Waivers.

(a)                                 All ABL Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Term Agent, on behalf of itself and the Term Secured Parties, hereby waives notice of acceptance, or proof of reliance by the ABL Agent or any ABL Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations.  All Term Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the ABL Secured Parties, hereby waives notice of acceptance, or proof of reliance, by the Term Agent or any Term Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Term Obligations.

(b)           None of the ABL Agent, any ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement.  If the ABL Agent or any ABL Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Term Credit Agreement or any other Term Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Secured Party shall have any liability whatsoever to the Term Agent or any Term Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement).  The ABL Agent and the ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Term Agent or any of the Term Secured Parties have in the Collateral, except as otherwise expressly set forth in this Agreement.  The Term Agent, on behalf of itself and the Term Secured Parties, agrees that neither the ABL Agent nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c)           None of the Term Agent, any Term Secured Party or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement.  If the Term Agent or any Term Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Term Credit Agreement or any of the other Term Documents, whether the Term Agent or any Term Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any ABL Credit Agreement or any other ABL Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Term Agent or any Term Secured Party otherwise should exercise any of its contractual rights or remedies under the Term Documents (subject to the express terms and conditions hereof), neither the Term Agent nor any Term Secured Party shall have any liability whatsoever to the ABL Agent or any ABL Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement).  The Term Agent and the Term Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Term Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement.

The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that none of the Term Agent or the Term Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Term Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

Section 5.2            Modifications to ABL Documents and Term Documents.

(a)           The Term Agent, on behalf of itself and the Term Secured Parties, hereby agrees that, without affecting the obligations of the Term Agent and the Term Secured Parties hereunder, the ABL Agent and the ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the Term Agent or any Term Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Term Agent or any Term Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever (other than in a manner which would contravene the provisions of this Agreement), including, without limitation, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii)           subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv)          release its Lien on any Collateral or other Property;

(v)           exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)          subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii)         otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate.

(b)           The ABL Agent, on behalf of itself and the ABL Secured Parties, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Secured Parties hereunder, the Term Agent and the Term Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Term Documents in any manner whatsoever (other than in a manner which would contravene the provisions of this Agreement), including, without limitation, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Term Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Term Obligations or any of the Term Documents;

(ii)           subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the Term Obligations, and in connection therewith to enter into any additional Term Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Term Obligations;

(iv)          exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(v)           subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Term Obligations; and

(vi)          release its Lien on any Collateral or other Property;

(vii)         otherwise manage and supervise the Term Obligations as the Term Agent shall deem appropriate.

(c)           The ABL Obligations and the Term Obligations may be refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under any ABL Document or any Term Document) of the ABL Agent, the ABL Secured Parties, the Term Agent or the Term Secured Parties, as the case may be, all without affecting the Lien Priorities provided for herein or the other provisions hereof, provided, however, that the holders of such refinancing Indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the ABL Agent or the Term Agent, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the ABL Agent or the Term Agent, as the case may be, and any such refinancing transaction shall be in accordance with any applicable provisions of both the ABL Documents and the Term Documents (to the extent such documents survive the refinancing).

Section 5.3            Reinstatement and Continuation of Agreement.

(a)           If the ABL Agent or any ABL Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any

Guarantor, or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an  “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery.  If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement.  All rights, interests, agreements, and obligations of the ABL Agent, the Term Agent, the ABL Secured Parties, and the Term Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or the Term Obligations.  No priority or right of the ABL Agent or any ABL Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agent or any ABL Secured Party may have.

(b)           If the Term Agent or any Term Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Term Obligations (a “Term Recovery”), then the Term Obligations shall be reinstated to the extent of such Term Recovery.  If this Agreement shall have been terminated prior to such Term Recovery, this Agreement shall be reinstated in full force and effect in the event of such Term Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement.  All rights, interests, agreements, and obligations of the ABL Agent, the Term Agent, the ABL Secured Parties, and the Term Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or the Term Obligations.  No priority or right of the Term Agent or any Term Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Term Documents, regardless of any knowledge thereof which the Term Agent or any Term Secured Party may have.

ARTICLE 6
INSOLVENCY PROCEEDINGS

Section 6.1            DIP Financing.

(a)           If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of ABL Obligations, and the ABL Agent or the ABL Secured Parties shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting ABL Priority Collateral under Section 363 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) (each, a “DIP Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Collateral), then the Term Agent, on behalf of itself and the Term Secured Parties, agrees that it will raise no objection and will not support any objection to such DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Term Agent securing the Term Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing or use of cash collateral that is ABL Priority Collateral except as permitted by Section 6.3(c)(i)), so long as (i) the Term Agent retains its Lien on the Collateral to secure the Term Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the any Debtor Relief Laws) and, as to the Term Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws and any Lien on the Term Loan Priority Collateral securing such DIP Financing is junior and subordinate to the Lien of the Term Agent on the Term Priority Collateral, (ii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Secured Parties securing the ABL Obligations on ABL Priority Collateral and (iii) the foregoing provisions of this Section 6.1(a) shall not prevent the Term Agent and the Term Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws.

(b)           If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of Term Obligations, and the Term Agent or the Term Secured Parties shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any DIP Financing, with such DIP Financing to be secured by all or any portion of the Term Priority Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Term Priority Collateral) (it being understood that the Term Agent and the Term Secured Parties shall not propose any DIP Financing with respect to the ABL Priority Collateral in competition with the ABL Agent and the ABL Secured Parties without the consent of the ABL Agent), then the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the ABL Agent securing the ABL Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing), so long as (i) the ABL Agent retains its Lien on the Collateral to secure the ABL Obligations (in each case, including Proceeds thereof arising after the commencement of the case under any Debtor Relief Law) and, as to the ABL Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws and any Lien on ABL Priority Collateral securing such DIP Financing furnished by the Term Agent or Term Secured Parties is junior and subordinate to the Lien of the ABL Agent on the ABL Priority Collateral, (ii) all Liens on Term Priority Collateral securing any such DIP Financing furnished by the Term Agent or Term Secured Parties shall be senior to or on a parity with the Liens of the Term Agent and the Term Secured Parties securing the Term Obligations on Term Priority Collateral and (iii) if the Term Agent receives an adequate protection Lien on post-

petition assets of the debtor to secure the Term Obligations, the ABL Agent also may seek to obtain an adequate protection Lien on such post-petition assets of the debtor to secure the ABL Obligations, provided that (x) such Liens in favor of the Term Agent and the ABL Agent shall be subject to the provisions of Section 6.1(c) hereof and (y) the foregoing provisions of this Section 6.1(b) shall not prevent the ABL Agent and the ABL Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws.

(c)           All Liens granted to the ABL Agent or the Term Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

Section 6.2            Relief From Stay. Until the Discharge of ABL Obligations has occurred, the Term Agent, on behalf of itself and the Term Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Priority Collateral without the ABL Agent’s express written consent.  Until the Discharge of Term Obligations has occurred, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Term Priority Collateral without the Term Agent’s express written consent.  In addition, neither the Term Agent nor the ABL Agent shall seek any relief from the automatic stay with respect to any Collateral without providing three (3) days’ prior written notice to the other, unless such period is agreed by both the ABL Agent and the Term Agent to be modified or unless the ABL Agent or Term Agent, as applicable, makes a good faith determination that either (A) the ABL Priority Collateral or the Term Priority Collateral, as applicable, will decline speedily in value or (B) the failure to take any action will have a reasonable likelihood of endangering the ABL Agent’s or the Term Agent’s ability to realize upon its Collateral.

Section 6.3            No Contest; Adequate Protection. The Term Agent, on behalf of itself and the Term Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the ABL Agent or any ABL Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(b) above), (ii) any proposed provision of DIP Financing by the ABL Agent and the ABL Secured Parties (or any other Person proposing to provide DIP Financing with the consent of the ABL Agent) or (iii) any objection by the ABL Agent or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Secured Party that its interests in the Collateral (unless in contravention of Section 6.1(b) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement.

(b)           The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, prior to the Discharge of Term Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the Term Agent or any Term Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(a) above), (ii) any proposed provision of DIP Financing by the Term Agent and the Term Secured Parties (or

any other Person proposing to provide DIP Financing with the consent of the Term Agent) or (iii) any objection by the Term Agent or any Term Secured Party to any motion, relief, action or proceeding based on a claim by the Term Agent or any Term Secured Party that its interests in the Collateral (unless in contravention of Section 6.1(a) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Term Agent as adequate protection of its interests are subject to this Agreement.

(c)           Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency Proceeding:

(i)            if the ABL Secured Parties (or any subset thereof) are granted adequate protection with respect to the ABL Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted ABL Priority Collateral), then the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that the Term Agent, on behalf of itself or any of the Term Secured Parties, may seek or request (and the ABL Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the ABL Obligations on the same basis as the other Liens of the Term Agent on ABL Priority Collateral; and

(ii)           in the event the Term Agent, on behalf of itself or any of the Term Secured Parties, are granted adequate protection in respect of Term Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Term Priority Collateral), then the Term Agent, on behalf of itself and any of the Term Secured Parties, agrees that the ABL Agent on behalf of itself or any of the ABL Secured Parties, may seek or request (and the Term Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the Term Obligations on the same basis as the other Liens of the ABL Agent on Term Priority Collateral.

(iii)          Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to (A) the ABL Priority Collateral, nothing herein shall limit the rights of the Term Agent or the Term Secured Parties from seeking adequate protection with respect to their rights in the Term Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (B) the Term Priority Collateral, nothing herein shall limit the rights of the ABL Agent or the ABL Secured Parties from seeking adequate protection with respect to their rights in the ABL Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

Section 6.4            Asset Sales.  The Term Agent agrees, on behalf of itself and the Term Secured Parties, that it will not oppose any sale consented to by the ABL Agent of any ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as the proceeds of such sale are applied in accordance with this Agreement.  The ABL Agent agrees, on behalf of itself and the ABL Secured Parties, that it will not oppose any sale consented to by the Term Agent of any Term Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as the proceeds of such sale are applied in accordance with this Agreement.  If such sale of Collateral includes both ABL Priority Collateral and Term Priority Collateral, the ABL Secured Parties shall be entitled to receive net proceeds from such sale in an amount at least equal to the maximum amounts available to be borrowed under the ABL Credit Agreement with respect to the Inventory and Accounts included in such sale; as to the balance of the net proceeds, if the Parties are unable after negotiating in good faith to agree on the allocation of the purchase price between the ABL Priority Collateral and Term Priority Collateral, either Party may apply to the court in such Insolvency Proceeding to make a determination of such allocation, and the court’s determination shall be binding upon the Parties.

Section 6.5            Separate Grants of Security and Separate Classification.  Each Term Secured Party and each ABL Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Security Documents and the Term Security Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Term Obligations are fundamentally different from the ABL Obligations and must be separately classified in any plan of reorganization (or other plan of similar effect under any Debtor Relief Laws) proposed or adopted in an Insolvency Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Term Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Term Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Term Obligation claims against the Credit Parties, with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Term Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Term Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties and the Term Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties from such Priority Collateral, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

Section 6.6            Enforceability.  The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.

Section 6.7            ABL Obligations Unconditional.  All rights of the ABL Agent hereunder, and all agreements and obligations of the Term Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)            any lack of validity or enforceability of any ABL Document;

(ii)           any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(iii)          any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or

(iv)          any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the ABL Obligations, or of any of the Term Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.8            Term Obligations Unconditional.  All rights of the Term Agent hereunder, all agreements and obligations of the ABL Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)            any lack of validity or enforceability of any Term Document;

(ii)           any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Term Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Term Document;

(iii)          any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Term Obligations or any guarantee or guaranty thereof; or

(iv)          any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Term Obligations, or of any of the ABL Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.9            Adequate Protection.  Except to the extent expressly provided in Sections 6.1 and 6.3, nothing in this Agreement shall limit the rights of the ABL Agent and the ABL Secured Parties, on the one hand, and the Term Agent and the Term Secured Parties, on the other hand, from seeking or requesting adequate protection with respect to their respective interests in the applicable Collateral in any Insolvency Proceeding, including adequate protection in the form of a cash payment, periodic cash payments, cash payments of interest, additional collateral or otherwise; provided that (a) in the event that the ABL Agent, on behalf of itself or any of the ABL Secured Parties, seeks or requests adequate protection in respect of the ABL Obligations and such adequate protection is granted in the form of additional collateral comprising assets of the type of assets that constitute Term Priority Collateral, then the ABL

Agent, on behalf of itself and each of the ABL Secured Parties, agrees that the Term Agent shall have the right to seek or request a senior Lien on such collateral as security for the Term Obligations and that any Lien on such collateral securing the ABL Obligations shall be subordinate to the Lien on such collateral securing the Term Obligations and (b) in the event that the Term Agent, on behalf of itself or any of the Term Secured Parties, seeks or requests adequate protection in respect of the Term Obligations and such adequate protection is granted in the form of additional collateral comprising assets of the type of assets that constitute ABL Priority Collateral, then the Term Agent, on behalf of itself and each of the Term Secured Parties, agrees that the ABL Agent shall have the right to seek or request a senior Lien on such collateral as security for the ABL Obligations and that any Lien on such collateral securing the Term Obligations shall be subordinate to the Lien on such collateral securing the ABL Obligations.

ARTICLE 7
MISCELLANEOUS

Section 7.1            Rights of Subrogation.  The Term Agent, for and on behalf of itself and the Term Secured Parties, agrees that no payment to the ABL Agent or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Term Agent or any Term Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred.  Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as the Term Agent or any Term Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof.  The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that no payment to the Term Agent or any Term Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Term Obligations shall have occurred.  Following the Discharge of Term Obligations, the Term Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Term Obligations resulting from payments to the Term Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Term Agent are paid by such Person upon request for payment thereof.

Section 7.2            Further Assurances.  The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the ABL Agent or the Term Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3            Representations.  The Term Agent represents and warrants to the ABL Agent that it has the requisite power and authority under the Term Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Term Secured Parties and that this Agreement shall be binding obligations of the Term Agent and the Term Secured Parties, enforceable against the Term Agent and the Term Secured Parties in accordance with its terms.  The ABL Agent represents and warrants to the Term Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the ABL Secured Parties and that this Agreement shall be binding obligations of the ABL Agent and the ABL Secured Parties, enforceable against the ABL Agent and the ABL Secured Parties in accordance with its terms.

Section 7.4            Amendments.  No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by the Term Agent and the ABL Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 7.5            Addresses for Notices.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

ABL Agent:	Bank of America, N.A.
40 Broad Street
Boston, Massachusetts 02109
Attention: David C. Storer

Term Agent:	Deutsche Bank AG New York Branch
60 Wall Street
New York, New York 10005
Attention: Meg Sutton

Section 7.6            No Waiver; Remedies.  No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7            Continuing Agreement, Transfer of Secured Obligations.  This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of ABL Obligations and the Discharge of Term Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns.  Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.  All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding.  Without limiting the generality of the foregoing clause (c), the ABL Agent, any ABL Secured Party, the Term Agent, or any Term Secured Party may assign or otherwise transfer all or any portion of the ABL Obligations or the Term Obligations, as applicable, to any other Person (other than any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor and any Subsidiary of any Borrower or any Guarantor (except as provided in the ABL Credit Agreement or the Term Credit Agreement, as applicable)), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agent, the Term Agent, any ABL Secured Party, or any Term Secured Party, as the case may be, herein or otherwise.  The ABL Secured Parties and the Term Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.8            Governing Law; Entire Agreement.  The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.9            Counterparts.  This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

Section 7.10         No Third Party Beneficiaries.  This Agreement is solely for the benefit of the ABL Agent, ABL Secured Parties, Term Agent and Term Secured Parties.  No other Person (including any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor, or any Subsidiary of any Borrower or any Guarantor) shall be deemed to be a third party beneficiary of this Agreement.

Section 7.11         Headings.  The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.12         Severability.  If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.13         Attorneys’ Fees.  The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.14         VENUE; JURY TRIAL WAIVER.

(a)           EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY ABL SECURED PARTY OR ANY TERM SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY TERM DOCUMENTS, OR ANY ABL DOCUMENTS AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)           EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)           EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.15         Intercreditor Agreement.  This Agreement is the Intercreditor Agreement referred to in the ABL Credit Agreement and the Term Credit Agreement.  Nothing

in this Agreement shall be deemed to subordinate the obligations due to (i) any ABL Secured Party to the obligations due to any Term Secured Party or (ii) any Term Secured Party to the obligations due to any ABL Secured Party (in each case, whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens but not a subordination of Indebtedness.

Section 7.16         No Warranties or Liability.  The Term Agent and the ABL Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document or any Term Document.  Except as otherwise provided in this Agreement, the Term Agent and the ABL Agent will be entitled to manage and supervise their respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.17         Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Term Document, the provisions of this Agreement shall govern.

Section 7.18         Information Concerning Financial Condition of the Credit Parties.  Each of the Term Agent and the ABL Agent hereby assumes responsibility for keeping itself informed of the financial condition of the Credit Parties and all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Term Obligations.  The Term Agent and the ABL Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances.  In the event the Term Agent or the ABL Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, (a) it shall be under no obligation (i) to provide any such information to such other party or any other party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, or (b) it makes no representation as to the accuracy or completeness of any such information and shall not be liable for any information contained therein, and (c) the Party receiving such information hereby to hold the other Party harmless from any action the receiving Party may take or conclusion the receiving Party may reach or draw from any such information, as well as from and against any and all losses, claims, damages, liabilities, and expenses to which such receiving Party may become subject arising out of or in connection with the use of such information.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Lenders, and the Term Agent, for and on behalf of itself and the Term Lenders, have caused this Agreement to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A., in its capacity as the ABL Agent

By:	/s/ Keith Vercauteren
Title: Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as the Term Agent

By:	/s/ Marguerite Sutton
Title:	Director

By:	/s/ Omayra Laucella
Title: Vice President

ACKNOWLEDGMENT

Each Borrower and each Guarantor hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Lenders, the Term Agent, and the Term Lenders and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each Borrower and each Guarantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the ABL Secured Parties, the Borrowers and Guarantors, the ABL Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Term Secured Parties, the Borrowers and Guarantors, the Term Documents remain in full force and effect as written and are in no way modified hereby.

Without limiting the foregoing, the Parent and the other Credit Parties consent to the performance by the Term Agent of the obligations set forth in Section 3.6 and acknowledge and agree that neither the Term Agent nor any other Term Secured Party shall ever be accountable or liable for any action taken or omitted by the ABL Agent or any other ABL Secured Party or its or any of their officers, employees, agents successors or assigns in connection therewith or incidental thereto or in consequence thereof, including any improper use or disclosure of any proprietary information or other Intellectual Property by the ABL Agent or any other ABL Secured Party or its or any of their officers, employees, agents, successors or assigns or any other damage to or misuse or loss of any property of the Credit Parties as a result of any action taken or omitted by the ABL Agent or its officers, employees, agents, successors or assigns pursuant to Section 3.6.

MICHAELS STORES, INC., as Borrower and as Guarantor

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

AARON BROTHERS, INC., as Borrower and Guarantor

By:	/s/ Lisa K. Klinger
Title: Vice President and Treasurer

MICHAELS STORES PROCUREMENT COMPANY, INC., as Borrower and Guarantor

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

ARTISTREE, INC., as Borrower and Guarantor

By:	/s/ Lisa K. Klinger
Title: Vice President and Treasurer

MICHAELS STORES CARD SERVICES, LLC, as Guarantor

By:	/s/ Jeffrey N. Boyer
Name: Jeffrey N. Boyer
Title: President

MICHAELS OF CANADA, ULC, as Guarantor

By:	/s/ Jeffrey N. Boyer
Name: Jeffrey N. Boyer
Title: President

MICHAELS FINANCE COMPANY, INC., as Guarantor

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

EXHIBIT I

OPINION MATTERS — COUNSEL TO THE LOAN PARTIES

[On file with Administrative Agent]

EXHIBIT J

[CONFORMED AS EXECUTED]

FORM OF INTERCOMPANY NOTE

New York, New York
October 31, 2006

FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time from any other entity listed on the signature page hereto (each, in such capacity, and together with any other entity that becomes a party hereto pursuant to the penultimate paragraph of this Note, a “Payor”), hereby promises to pay on demand to the order of each such other entity listed on the signature page hereto (each, in such capacity, and together with any other entity that becomes a party hereto pursuant to the penultimate paragraph of this Note, a “Payee”), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as such Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by such Payee to such Payor.  Each Payor promises also to pay interest on the unpaid principal amount of all such loans and advances in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be agreed upon from time to time by such Payor and such Payee.

This Note is the “Intercompany Note” referred to in the Credit Agreement, dated as of October 31, 2006 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), among Michaels Stores, Inc. (the “Borrower”), Deutsche Bank AG New York Branch, as Administrative Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMorgan Chase Bank, N.A., as Syndication Agent, and Bank of America, N.A. and Credit Suisse, as Co-Documentation Agents.  Unless otherwise specified, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  Each Payee hereby acknowledges and agrees that the Administrative Agent and the Collateral Agent may exercise all rights provided in the Credit Agreement and the Collateral Documents with respect to this Note.

Anything in this Note to the contrary notwithstanding, all indebtedness and other obligations evidenced by this Note (including interest hereon accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed claim in such proceeding) owed by any Payor that is (x) a Guarantor (other than the Borrower) to any Payee (other than a Loan Party) or (y) the Borrower to any Payee, shall, in each case, be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations, including, without limitation, where applicable, under such Payor’s guarantee of the Guaranteed Obligations under (and as defined) in the Guaranty (such Obligations and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as “Senior Indebtedness”):

(i)            In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Payor or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Payor, whether or not involving insolvency or bankruptcy, then (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness before any Payee is entitled to receive (whether directly or indirectly), or make any demands for, any payment or distribution of any kind or character on account of this Note (whether in cash, property, securities or otherwise) and (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts constituting Senior Indebtedness, any payment or distribution of any kind or character to which such Payee would otherwise be entitled shall be made to the holders of Senior Indebtedness.

(ii)           In the event that any Event of Default pursuant to Sections 8.01(a), 8.01(f) or 8.01(g) of the Credit Agreement then exists or would result therefrom, no payment by any Payor, or demand by any Payee, shall be made on account of any amount owing in respect of this Note; provided that any Payor may make such payments or distributions if such Payor has received written notice approving such payment from the Collateral Agent.

(iii)          In the event that any Event of Default then exists or would result therefrom, no payment by any Payor to a Payee that is a Restricted Subsidiary which is not a Loan Party, or demand by any Payee that is a Restricted Subsidiary which is not a Loan Party, shall be made on account of any amount owning in respect of this Note; provided that any Payor may make such payments or distributions if such Payor has received written notice approving such payment from the Collateral Agent.

(iv)          If any payment or distribution of any kind or character (whether in cash, securities or other property) in respect of this Note shall (despite these subordination provisions) be received by any Payee in violation of clauses (i) or (ii) above before all Senior Indebtedness shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (or their representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all Senior Indebtedness in full in cash.

To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of any Payor or by any act or failure to act on the part of such holder or any trustee or agent for such holder.  Each Payee and each Payor hereby agrees that (x) the subordination of this Note is for the benefit of the Collateral Agent and the other Secured Parties, (y) the Collateral Agent and the other Secured Parties are obligees under this Note to the same extent as if their names were written herein as such, and (z) the Administrative Agent and/or the Collateral Agent may, on behalf of itself and the other Secured Parties, proceed to enforce the subordination provisions herein.

2

If a Payee does not file a proper claim or proof of debt in the form required in any proceeding or other action referred to in clause (i) of the second preceding paragraph prior to 30 days before the expiration of the time to file such claim or claims, then any of the holders of the Senior Indebtedness (or their representative) is hereby authorized to file an appropriate claim for and on behalf of such Payee.

Subject to the prior payment in full in cash of all Senior Indebtedness, each Payee shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the respective Payor applicable to the Senior Indebtedness until all amounts owing on this Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of a Payor or by or on behalf of the holder of this Note which otherwise would have been made to the holder of this Note shall, as between such Payor, its creditors other than the holders of Senior Indebtedness, and the holder of this Note, be deemed to be payment by such Payor to or on account of amounts owing on this Note.

The holders of the Senior Indebtedness may, without in any way affecting the obligations of any Payee with respect thereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from any Payee.

If any Payee shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in any of the assets or properties any Payor, that lien, estate, right or other interest shall be subordinate in right of payment to the Senior Indebtedness and the lien of the Senior Indebtedness as provided herein or under any Loan Document, and each Payee hereby waives any and all rights it may acquire by subrogation or otherwise to any lien of the Senior Indebtedness or any portion thereof until such time as all Senior Indebtedness has been indefeasibly repaid in full in cash.

If, at any time, all or part of any payment with respect to Senior Indebtedness theretofore made (whether by any other Loan Party or any other Person or enforcement of any right of setoff or otherwise) is rescinded or must otherwise be returned by the holders of Senior Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any other Loan Party or such other Persons), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

The indebtedness evidenced by this Note owed by any Payor that is neither a Guarantor nor the Borrower shall not be subordinated to, and shall rank pari passu in right of payment with, any other obligation of such Payor.

3

Nothing contained in the subordination provisions set forth above is intended to or will impair, as between each Payor and each Payee, the obligations of such Payor, which are absolute and unconditional, to pay to such Payee the principal of and interest on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such Payee and other creditors of such Payor other than the holders of Senior Indebtedness.

Each Payee is hereby authorized (but not required) to record all loans and advances made by it to any Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

Each Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

Any Restricted Subsidiary of the Borrower that wishes to become a party to this Note after the date hereof shall become a Payor or Payee, as applicable, hereunder by executing a counterpart hereof or a joinder agreement (and in form and substance satisfactory to the Administrative Agent) and delivering same to the Administrative Agent.  Each party to this Note on the date hereof agrees that any such Restricted Party shall, at the time it becomes a Payor or Payee pursuant to the forgoing provisions, be treated as if it were an original party hereto.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

4

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

MICHAELS STORES, INC.,
as Payee

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

AARON BROTHERS, INC.,
as Payee

By:	/s/ Lisa K. Klinger
Title: Vice President and Treasurer

MICHAELS FINANCE COMPANY, INC.,
as Payee

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

MICHAELS STORES CARD SERVICES, LLC,
as Payee

By:	/s/ Jeffrey N. Boyer
Title: President

MICHAELS STORES PROCUREMENT COMPANY, INC., as Payee

By:	/s/ Jeffrey N. Boyer
Title:	President and Chief Financial Officer

ARTISTREE, INC.,
as Payee

By:	/s/ Lisa K. Klinger
Title:	Vice President and Treasurer

MICHAELS OF CANADA, ULC,
as Payee

By:	/s/ Jeffrey N. Boyer
Title:	President

5

MICHAELS STORES, INC.,
as Payor

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

AARON BROTHERS, INC.,
as Payor

By:	/s/ Lisa K. Klinger
Title: Vice President and Treasurer

MICHAELS FINANCE COMPANY, INC.,
as Payor

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

MICHAELS STORES CARD SERVICES, LLC,
as Payor

By:	/s/ Jeffrey N. Boyer
Title: President

MICHAELS STORES PROCUREMENT COMPANY, INC., as Payor

By:	/s/ Jeffrey N. Boyer
Title: President and Chief Financial Officer

ARTISTREE, INC.,
as Payor

By:	/s/ Lisa K. Klinger
Title: Vice President and Treasurer

MICHAELS OF CANADA, ULC,
as Payor

By:	/s/ Jeffrey N. Boyer
Title: President

6

Schedule 1.01B

Collateral Documents

1.  Guarantee Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower identified therein and Deutsche Bank AG New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”).

2.  Security Agreement, dated as of October 31, 2006, among the Borrower, the Subsidiaries of the Borrower identified therein and Deutsche Bank AG New York Branch, as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”).

3.  Canadian Guarantee, dated as of October 31, 2006, among Michaels of Canada, ULC, a Nova Scotia unlimited liability company (“Michaels Canada”), and the Administrative Agent.

4.  Canadian Security Agreement, dated as of October 31, 2006, among Michaels Canada  and the Collateral Agent.

5.  Grant of Security Interest in United States Trademarks, dated as of October 31, 2006, between Aaron Brothers, Inc., a Delaware corporation, and the Collateral Agent.

6.  Grant of Security Interest in United States Trademarks, dated as of October 31, 2006, between Michaels Stores Procurement Company, Inc., a Delaware corporation (“Michaels Procurement”), and the Collateral Agent.

7.  Grant of Security Interest in Canadian Trademarks, dated as of October 31, 2006, between Michaels Procurement and the Collateral Agent.

8.  Guarantor Consent and Reaffirmation, dated as of January 28, 2013, among the Borrower, the subsidiaries of the Borrower identified therein, the Collateral Agent and the Administrative Agent.

9.  Canadian Guarantor Consent and Reaffirmation, dated as of January 28, 2013, among Michaels Canada, the Collateral Agent and the Administrative Agent.

1

Schedule 1.01D

Mortgaged Properties

None.

2

Schedule 1.01E

Excluded Subsidiary

None.

3

Schedule 1.01F

Foreign Subsidiary

None.

4

Schedule 2.01

Commitments

LENDER	COMMITMENT
DEUTSCHE BANK AG NEW YORK BRANCH	$1,640,000,000

5

Schedule 5.05

Financial Statements

None.

6

Schedule 5.10

Taxes

None.

7

Schedule 5.12

Subsidiaries and Other Equity Investments

Subsidiary	Jurisdiction	Owner	# of Shares Owned	Total Shares Outstanding	% of Interest	% Pledged
Aaron Brothers Card Services, LLC	Virginia	Aaron Brothers, Inc.	100	100	100%	100%
Aaron Brothers, Inc.	Delaware	Michaels Stores, Inc.	100	100	100%	100%
Artistree of Canada, ULC	Nova Scotia	Artistree, Inc.	1,000	1,000	100%	65%
Artistree, Inc.	Delaware	Michaels Stores Procurement Company, Inc.	100	100	100%	100%
Michaels Finance Company, Inc.	Delaware	Michaels Stores, Inc.	100	100	100%	100%
Michaels of Canada, ULC	Nova Scotia	Michaels Stores, Inc.	1,000 Common	1,000	100%	100%
Michaels of Canada, ULC	Nova Scotia	Michaels Stores, Inc.	4,000 Class A Preferred	4,000	100%	100%
Michaels Stores Card Services, LLC	Virginia	Michaels Stores, Inc.	100	100	100%	100%
Michaels Stores of Puerto Rico, LLC	Puerto Rico	Michaels Stores, Inc.	100	100	100%	65%
Michaels Stores Procurement Company, Inc.	Delaware	Michaels Stores, Inc.	100	100	100%	100%

8

Schedule 6.07

Insurance

See attached.

9

Michaels Stores, Inc.

Insurance Summary

INSURANCE PLACED BY LOCKTON - 2012/2013

											Actual Premimum
						Current	Expired		Actual		(Inclueds
Program	Carrier	Policy No.	Invoice #	Policy Period	Deductible	Limits	Limits	Coverage	Premium	Taxes/Fees	Taxes/Fees)
Boiler & Machinery	Travelers	BM2188X5443-TIL-12	909013	06/01/2012 - 06/01/2013	50,000	100,000,000	100,000,000	Sudden & accidental breakdown	40,901.00	0.00	40,901.00
Canada	Travelers	UXBLM00113	511774	06/01/2012 - 06/01/2013			0		3,122.00	112.01	3,234.01
						100,000,000	100,000,000		44,023.00	112.01	44,135.01
Cargo	Lloyds	B0753PC1207577000	911981	06/01/2012 - 06/01/2013	100,000	15,000,000			100,000.00	0.00	100,000.00
						15,000,000			100,000.00	0.00	100,000.00
Commercial Auto	Safety National	CAF 4044106	Monthly Invoices	06/01/2012 - 06/01/2013	1000 comp/coll	1,000,000	1,000,000	Per occurrence BI/PD CSL	11,382.00	0.00	11,382.00
						10,000	10,000	Medical Payments
						1,000,000	1,000,000	Uninsured Motorist
						Statutory	Statutory	PIP
						1,000,000	1,000,000		11,382.00	0.00	11,382.00
Crime	St. Paul Travelers	105621554	916194	07/30/2012 - 07/30/2013	100,000	5,000,000	5,000,000		40,243.00	0.00	40,243.00
						5,000,000	5,000,000		40,243.00	0.00	40,243.00
Cyberliability	Lloyd’s Brit Syndicate	BO713MEDTE1100736	881433	11/18/2012 - 11/18//2013	1,000,000	0	10,000,000	Primary	310,000.00	15,221.00	325,221.00
	CAN	425476958	881434				5,000,000	$5M x $10M	100,000.00	0.00	100,000.00
									410,000.00	15,221.00	425,221.00
D&O	Chartis Primary (Multplie Layers)		917149	07/30/12 - 07/30/13	250,000	125,000,000	125,000,000		552,633.00	0.00	552,633.00
									552,633.00	0.00	552,633.00
Umbrella Liability	XL Insurance America, Inc.	US00009002LI11A	907615	06/01/2012 - 06/01/2013	10,000	25,000,000	25,000,000	$25M x Primary	200,000.00	0.00	200,000.00
Canada		CA00002370LI11A	506134	06/01/2012 - 06/01/2013					25,000.00	2,000.00	27,000.00
						25,000,000	25,000,000		225,000.00	2,000.00	227,000.00
Excess Umbrella Liability	Federal (Chubb) Insurance Co.	79818092	907617	06/01/2012 - 06/01/2013		25,000,000	25,000,000	$25M x $25M	38,584.00	0.00	38,584.00
	Canada		907617						4,240.00	0.00	4,240.00
	Fireman’s Fund	SHX-000-2423-5822	907618	06/01/2012 - 06/01/2013		50,000,000	50,000,000	$50M x $50M	51,000.00	0.00	51,000.00
	TRIA								0.00	0.00	0.00
	Excess Commission Deleted		907618						(5,100.00)	0.00	(5,100.00)
						75,000,000	75,000,000		88,724.00	0.00	88,724.00
Excess Punitive Wrap	XL Europe	IE00014255LI11A	HC000797	06/01/2012 - 06/01/2013		25,000,000	25,000,000	$25M x $1MM	28,660.00	1,146.40	29,806.40
	CHUBB	310-13-37	HC000798	06/01/2012 - 06/01/2013		25,000,000	25,000,000	$25M x $25M	13,010.00	520.40	13,530.40
						50,000,000	50,000,000		41,670.00	1,666.80	43,336.80
EPL	Liberty	EPLNY873667003	831905	11/06/2012 - 11/06/2013	2,500,000	10,000,000	10,000,000	Claims Made / annual agg.	153,898.00	0.00	153,898.00
	Returned Commission								(23,084.70)	0.00	(23,084.70)
						10,000,000	10,000,000		130,813.30	0.00	130,813.30
Event Cancellation Insurance	Lloyds (SCS 3334 & ARK 4020)	SPRAC1100068	859617	08/28/2012 - 09/01/2012			2,264,632		23,599.41	1,158.73	24,758.14
	Returned Commission								(2,359.94)	0.00	(2,359.94)
									21,239.47	1,158.73	22,398.20
Fiduciary	Travelers	105621553	916194	07/30/2012 - 07/30/2013	$25K/$250K (SEC)	10,000,000	10,000,000	Per occurrence / annual agg.	18,146.00	0.00	18,146.00
	RLI Insurance Company	EPG0010651	916194			10,000,000	10,000,000		15,033.00	0.00	15,033.00
						20,000,000	20,000,000		33,179.00	0.00	33,179.00
Foreign Liability	ACE	PHFD3689801A	907649	06/01/2012 - 06/01/2013		1,000,000	1,000,000	Liability, per occurrence	5,364.00	0.00	5,364.00
			910800 (credit invoice)			1,000,000	1,000,000	Auto DIC/Excess Liability
						1,000,000	1,000,000	WC/EL
						100,000	100,000	Repatriation
						50,000	50,000	Kidnap and Extortion
						1,000,000	1,000,000		5,364.00	0.00	5,364.00
General Liability	Safety National	4044104	Monthly Invoices	06/01/2012 - 06/01/2013	500,000	10,000,000	10,000,000	Annual aggregate	249,506.00	469.00	249,975.00
						1,000,000	1,000,000	Per occurrence
						2,000,000	2,000,000	Products/Completed Operations ann. agg.
						1,000,000	1,000,000	Fire legal liability
								Medical expense
Canada		KGHOPC91960	506133						37,843.00	3,027.00	40,870.00
						10,000,000	10,000,000		287,349.00	3,496.00	290,845.00
Property
(Includes CA EQ & Flood)	Allied World Assurance Co. Ltd. (AWAC)	P004898/008	P0004898/008	06/01/2012 - 06/01/2013	250,000/TIV5%	10,000,000	Primary $10M	30%	521,700.00	20,868.00	542,568.00
(Includes CA EQ & Flood)	Lloyds - BRIT 2987	BO753PP1204865000	908968				Primary $10M	3%	42,300.00		42,300.00
(Includes CA EQ & Flood)	ACE	GPAD37397957	908972				Primary $10M	20%	354,380.00		354,380.00
(Includes CA EQ & Flood)	Lloyds MSP318	B0753pp1204866000	908976				Primary $25M	5.81%	120,077.42		120,077.42
(Includes CA EQ & Flood)	Lloyds - Brit 2987	B0753pp1204866000	908976				Primary $25M	3.10%	60,908.83		60,908.83
(Includes CA EQ & Flood)	Lloyds - AFB (623/2623)	B0753pp1204866000	908976				Primary $25M	3.10%	64,041.29		64,041.29
(Includes CA EQ & Flood)	Lexington Insurance Company	25031605	908980				Primary $50M	35%	921,200.00		921,200.00
(Includes CA EQ & Flood)	Lloyds - MMX 2010	B0753PP1204868000	908982					$15M x $10M (3%)	17,550.00		17,550.00
(Includes CA EQ & Flood)	Maxum Indemnity Co.	MSP601586602	908986					$15M x $10M (10%)	40,000.00	1,964.00	41,964.00
(Includes CA EQ & Flood)	Ironshore Specialty Insurance Company	414302	908988					$40M x $10M (22.5%)	175,500.00		175,500.00
(Includes CA EQ & Flood)	Maiden Specialty	S1EPY0199802M	908991					$25M x $25M (5%)	38,500.00		38,500.00
(Includes CA EQ & Flood)	Maiden Speciality (NC)	S1EPY0199902M	908991					$25M x $25M (5%)	0.00		0.00
(Includes CA EQ & Flood)	Ironshore Specialty Insurance Company	1372000	908993					$25M x $25M (4%)	15,400.00		15,400.00
(Includes CA EQ & Flood)	Lloyds - AMLIN (AML 2001)	B0753PP1204872000	908999					$75M x $25M (6.7%)	56,960.74		56,960.74
(Includes CA EQ & Flood)	Lloyds - BRIT (BRT 2987)	B0753PP1204872000	908999					$75M x $25M (3.31%)	28,100.63		28,100.63
(Includes CA EQ & Flood)	Lloyds - Markel (MKL 3000)	B0753PP1204872000	908999					$75M x $25M (.99%)	8,438.63		8,438.63
(Includes CA EQ to 175 & Flood)	Westport Insurance Corporation	31-3-74834	909002					$165M x $10M (17.50%)	247,625.00		247,625.00

											Actual Premimum
						Current	Expired		Actual		(Inclueds
Program	Carrier	Policy No.	Invoice #	Policy Period	Deductible	Limits	Limits	Coverage	Premium	Taxes/Fees	Taxes/Fees)
(Includes CA EQ & Flood)	Lloyds - Argo (AMA 1200)	BO753PP1204869000	909006					$50M x $50M (7.21%)	26,656.04		26,656.04
(Includes CA EQ & Flood)	Lloyds - (ARK 4020)	BO753PP1204869000	909006					$50M x $50M (5.77%)	21,324.83		21,324.83
(Includes CA EQ & Flood)	Lloyds - Catlin (SJC 2003)	BO753PP1204869000	909006					$50M x $50M (9.61%)	35,541.38		35,541.38
(Includes CA EQ & Flood)	Lloyds - Traveles (TRV 5000)	BO753PP1204869000	909006					$50M x $50M (4.81%)	17,770.69		17,770.69
(Includes CA EQ & Flood)	Lloyds - Talbot (TAL 1183)	BO753PP1204869000	909006					$50M x $50M (4.81%)	17,770.69		17,770.69
(Includes CA EQ & Flood)	Lloyds - Sagicor (SAL 1206)	BO753PP1204869000	909006					$50M x $50M (2.88%)	10,662.42		10,662.42
(Includes CA EQ & Flood)	Lloyds - Barbican (BAR 1955)	BO753PP1204869000	909006					$50M x $50M (4.81%)	17,770.69		17,770.69
(Includes CA EQ & Flood)	Lloyds - Ren Re (RNR 1458)	BO753PP1204869000	909006					$50M x $50M (4.81%)	17,770.69		17,770.69
(Includes CA EQ & Flood)	Lloyds - Apollo (APL 1969)	BO753PP1204869000	909006					$50M x $50M (4.81%)	17,770.69		17,770.69
(Includes CA EQ & Flood)	Lloyds - Flagstone (FSR 1861)	GEP 3037	909007					$50M x $50M (10%)	37,000.00		37,000.00
(Includes CA EQ to 175 & Flood)	Lancashire Insurance Company (UK) Ltd.	B0753PP1204871000	909009					$125M x $50M (12%)	61,200.00		61,200.00
(AOP incl Flood and EQ except excl Flood Zone A)	Lloyds - ACE (AGM 2488)	B0753PP1204870000	909010					$75M x $100M (11.75%)	22,319.98		22,319.98
(AOP incl Flood and EQ except excl Flood Zone A)	Lloyds - AMLIN (AML 2001)	B0753PP1204870000	909010					$75M x $100M (5.87%)	11,159.99		11,159.99
(AOP incl Flood and EQ except excl Flood Zone A)	Lloyds - Torus (TUL 1301)	B0753PP1204870000	909010					$75M x $100M (3.92%)	7,439.99		7,439.99
(AOP incl Flood and EQ except excl Flood Zone A)	Lloyds - Canoplus (CNP 4444)	B0753PP1204870000	909010					$75M x $100M (3.92%)	7,439.99		7,439.99
(AOP incl Flood and EQ except excl Flood Zone A)	Lloyds - Hardy (HDU 382)	B0753PP1204870000	909010					$75M x $100M (5.22%)	9,910.07		9,910.07
(AOP incl Flood and EQ except excl Flood Zone A)	Lloyds - Liberty (LIB 4472)	B0753PP1204870000	909010					$75M x $100M (3.92%)	7,439.99		7,439.99
(AOP incl Flood and EQ except excl Flood Zone A)	Lloyds - Tokio (TKG 1880)	B0753PP1204870000	909010					$75M x $100M (3.92%)	7,439.99		7,439.99
(AOP incl Flood and EQ except excl Flood Zone A)	Westport Insurance Corporation	31-3-74834	909002					$75M x $100M (12%)	25,800.00		25,800.00
(AOP incl Flood and EQ except excl Flood Zone A)	Great Lakes Reinsurance (Munich RE)	BO753PP1204875000	909012					$75M x $100M (20%)	39,600.00		39,600.00
						175,000,000	175,000,000		3,132,470.66	22,832.00	3,155,302.66
Property Canada				06/01/2012 - 06/01/2013
(Includes CA EQ & Flood)	Allied World Assurance Co. Ltd. (AWAC)	POO4989/008	B120054001RN				Primary $10M	30%	33,300.00	1,332.00	34,632.00
(Includes CA EQ & Flood)	Lloyds - BRIT 2987	BO753PP1204865000	514006				Primary $10M	3%	2,700.00	98.94	2,798.94
(Includes CA EQ & Flood)	ACE	N1033306	512301				Primary $10M	20%	22,620.00	828.97	23,448.97
(Includes CA EQ & Flood)	Lloyds MSP318	B0753pp1204866000	514013				Primary $25M	5.81%	15,065.16	552.10	15,617.26
(Includes CA EQ & Flood)	Lloyds - Brit 2987	B0753pp1204866000	514013				Primary $25M	3.10%		0.00	0.00
(Includes CA EQ & Flood)	Lloyds - AFB (623/2623)	B0753pp1204866000	514013				Primary $25M	3.10%		0.00	0.00
(Includes CA EQ & Flood)	Lexington Insurance Company	20418474	514770				Primary $50M	35%	58,800.00	2,812.01	61,612.01
								100%	132,485.16	5,624.02	138,109.18
Workers’ Comp.	Safety National	LDS 4044102	Monthly Invoices	06/01/2012 - 06/01/2013	250K/250K/1.25M Corridor	Statutory	Statutory	Coverage A	799,659.00	392,857.00	1,192,516.00
	Safety National	PS 4044105				1,000,000	1,000,000	Coverage B	9,047.00	0.00	9,047.00
								No covg. for ND, OH, WA, WV	0.00	0.00	0.00
									808,706.00	392,857.00	1,201,563.00
Insurance Total									6,065,281.59	444,967.56	6,510,249.15
Broker Fees - Lockton	4 installments - Jun, Sep, Dec & Mar								350,000.00	0.00	350,000.00
D&O Broker Fee - Lockton									75,000.00	0.00	75,000.00
Broker Fees - JLT			HC000799						4,567.00	182.68	4,749.68
Broker Fees - BFL Canada			512300						9,500.00	760.00	10,260.00
Fees Total									439,067.00	942.68	440,009.68
Gallagher Bassett Claim Handling	12 Installments - June through May								821,772.00	50,000.00	871,772.00
CHF Total									821,772.00	50,000.00	871,772.00
TOTAL									7,326,120.59	495,910.24	7,822,030.83

Schedule 7.03

Existing Indebtedness

Letters of Credit as follows:

Issuing Bank	Beneficiary	Amount
Bank of America, N.A.	Lumbermens Mutual Casualty Company	US$	3,813,000

	Arch Insurance Company	US$	9,217,678

	Arch Insurance Company	US$	14,100,000

	Arch Insurance Company	US$	6,500,000

	Arrowood Indemnity Company, On	US$	836,000

	Hartford Fire Insurance Company	US$	260,000

	Jevco Insurance Company	US$	400,000

	Safety National Casualty	US$	18,500,000

	Three Harbor Realty LLC	US$	324,000

	XL Specialty Insurance Company	US$	3,866,000

Bank of America, N.A.	Zurich American Insurance Company	US$	1,000,000

Wells Fargo Bank	Avalon Risk Management	US$	2,195,000

	Lincoln General Insurance Company	US$	400,000

10

Schedule 7.04

Existing Liens

See attached.

11

Schedule 7.04 (Existing Liens)

				Secured Party
Name	Jurisdiction	Filing Reference #	Filing Date	(of Record)	Description	Type

Michaels Stores, Inc.	DE SOS	43018878	10/26/2004	Crown Lift Trucks	Equipment Lien	Original
Michaels Stores, Inc.	DE SOS	91344826	4/29/2009	Crown Lift Trucks	Equipment Lien	Continuation
Michaels Stores, Inc.	DE SOS	73700100	10/1/2007	IBM Credit LLC	Equipment Lien	Original
Michaels Stores, Inc.	DE SOS	83881396	11/20/2008	Crown Credit Company	Equipment Lien	Original
Michaels Stores, Inc.	DE SOS	83881412	11/20/2008	Crown Credit Company	Equipment Lien	Original
Michaels Stores, Inc.	DE SOS	02830317	8/13/2010	United Rentals (North America), Inc.	Equipment Lien	Original
Michaels Stores, Inc.	DE SOS	21477472	4/17/2012	IBM Credit LLC	Equipment Lien	Original
Michaels Stores, Inc.	DE SOS	21952763	5/21/2012	IBM Credit LLC	Equipment Lien	Original
Michaels Stores Procurement Company, Inc.	DE SOS	21665894	4/30/2012	Dell Financial Services LLC	Equipment Lien	Original
Michaels Stores Procurement Company, Inc.	DE SOS	23286533	8/23/2012	IBM Credit LLC	Equipment Lien	Original

Schedule 10.02

Administrative Agent’s Office, Certain Addresses for Notices

Deutsche Bank AG New York Branch

DB Services New Jersey, Inc.
5022 Gate Parkway, Suite 200, 32256 Jacksonville, USA

Fax:   732-380-3355

Attn:  Vanessa Laird (vanessa.laird@db.com)

With a copy to:

White & Case LLP

1155 Avenue of the Americas

New York, New York

Fax:  212-354-8113

Attn:  Eric Leicht (eleicht@whitecase.com)

Michaels Stores, Inc.

8000 Bent Branch Drive

Irving, Texas  75063

Fax:  972-409-1556

Attn:  Charles M. Sonsteby (sonstebc@michaels.com)

With copies to:

Michaels Stores, Inc.

8000 Bent Branch Drive

Irving, Texas  75063

Fax:  972-409-1556

Attn:  Thomas A. Melito (melitot@michaels.com) and Navin Rao (raon@michaels.com)

Bain Capital Partners, LLC

John Hancock Tower

200 Clarendon Street

Boston, Massachusetts  02116

Fax:  617-516-2010

Attn:  John Kilgallon (jkilgallon@baincapital.com) and Todd Cook (tcook@baincapital.com)

Blackstone Management Associates V LLC

345 Park Avenue

New York, New York  10154

Fax:  212-583-5717

Attn:  Peter Wallace (wallace@blackstone.com) and Vikrant Sawhney (sawhney@blackstone.com)

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Fax:  617-951-7050

Attn:  Byung Choi, Esquire (byung.choi@ropesgray.com)